UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM N-CSR/A

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-5931
                                                     ---------------------

              Nuveen New York Performance Plus Municipal Fund, Inc.
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
 ------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: September 30
                                           ------------------

                  Date of reporting period: March 31, 2009
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


SEMI-ANNUAL REPORT | Nuveen Investments
    March 31, 2009 | MUNICIPAL CLOSED-END FUNDS

[PHOTO OF: SMALL CHILD]

NUVEEN NEW YORK
MUNICIPAL VALUE
FUND, INC.
NNY

NUVEEN NEW YORK
PERFORMANCE PLUS
MUNICIPAL FUND, INC.
NNP

NUVEEN NEW YORK
DIVIDEND ADVANTAGE
MUNICIPAL FUND
NAN

NUVEEN NEW YORK
DIVIDEND ADVANTAGE
MUNICIPAL FUND 2
NXK

It's not what you earn, it's what you keep.(R) | LOGO:   NUVEEN Investments

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

Chairman's
LETTER TO SHAREHOLDERS

[PHOTO OF ROBERT P. BREMNER] | Robert P. Bremner | Chairman of the Board

Dear Shareholders,

The problems in the U.S. financial system and the slowdown in global economic activity continue to create a very difficult environment for the U.S. economy. The administration, the Federal Reserve System and Congress have initiated a variety of programs directed at restoring liquidity to the financial markets, providing financial support for critical financial institutions and stimulating economic activity. There are encouraging signs that these initiatives are beginning to have a constructive impact. It is not possible to predict whether the actions taken to date will be sufficient to restore more normal conditions in the financial markets or enable the economy to stabilize and set a course toward recovery. However, the speed and scope of the government's actions are very encouraging and more importantly, reflect a commitment to act decisively to meet the economic challenges we face.

The performance information in the attached report reflects the impact of many negative forces at work in the equity and fixed income markets. The comments by the portfolio manager describe the strategies being used to pursue your Fund's long term investment goals. The financial markets continue to experience serious dislocations and thorough research and strong investment disciplines have never been more important in identifying risks and opportunities. I hope you will read this information carefully.

Your Board is particularly sensitive to our shareholders' concerns in these uncertain times. We believe that frequent and thorough communication is essential in this regard and encourage you to visit the Nuveen website: www.nuveen.com, for recent developments in all Nuveen funds. We also encourage you to communicate with your financial consultant for answers to your questions and to seek advice on your long term investment strategy in the current market environment.

Nuveen continues to work on resolving the issues related to the auction rate preferred shares situation, but the unsettled conditions in the credit markets have slowed progress. Nuveen is actively pursuing a number of solutions, all with the goal of providing liquidity for preferred shareholders while preserving the potential benefits of leverage for common shareholders. We appreciate the patience you have shown as we work through the many issues involved.

On behalf of myself and the other members of your Fund's Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Robert P. Bremner
Robert P. Bremner
Chairman of the Nuveen Fund Board
May 22, 2009

Portfolio Manager's COMMENTS

Nuveen Investments Municipal Closed-End Funds | NNY, NNP, NAN, NXK

Portfolio manager Cathryn Steeves discusses key investment strategies and the six-month performance of the Nuveen New York Funds. Cathryn, who joined Nuveen in 1996, assumed portfolio management responsibility for these four Funds in 2006.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE NEW YORK FUNDS DURING THE SIX-MONTH REPORTING PERIOD ENDED MARCH 31, 2009?

During this period, pressure in the financial and credit markets led to increased price volatility for most securities, reduced liquidity and a general flight to quality. In this environment, we continued to focus on value investing and the Funds' liquidity and duration positions.(1)

In the exceptionally illiquid market of the past six months, we believed that it was prudent to concentrate not only on managing and preserving liquidity but also incorporating extra liquidity whenever we found appropriate opportunities to do so. We monitored the types of credits and bond structures that were attractive to the retail market and took advantage of strong bids to sell bonds into relatively consistent retail demand. The bonds we sold tended to be higher quality credits with short or intermediate maturities. A small number of bond calls also provided some extra liquidity. In general, our investment activity during this period was limited, as we waited for more clarity in the market.

As a key dimension of risk management, a disciplined approach to duration positioning remained an important component of our management strategies. As part of this approach, we continued to use inverse floating rate securities(2) in all four of these Funds. Inverse floaters typically provide the dual benefit of bringing the Funds' durations closer to our strategic target and enhancing their income-generation capabilities. During this period, NNY invested in additional types of derivatives(3) intended to help extend its duration and manage common share net asset value (NAV) volatility without having a negative impact on its income stream or common share dividends over the short term. As of March 31, 2009, the inverse floaters remained in place in all four of these New York Funds, while we removed the derivative positions from NNY in view of current market conditions.

----------
(1) Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

(2) An inverse floating rate security, also known as inverse floaters, is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during the reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in this Report sections of this report.

(3) Each Fund may invest in derivative instruments such as forwards, futures, options and swap transactions. For additional information on the derivative instruments in which the Fund was invested during and at the end of the reporting period, see the Portfolio of Investments, Financial Statements, and Notes to Financial Statements sections of this report.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

HOW DID THE FUNDS PERFORM?

Individual results for these Nuveen New York Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Average Annual Total Returns on Common Share Net Asset Value*

For periods ended 3/31/09

                                       Six-Month    1-Year    5-Year    10-Year
NNY(4)                                    2.82%      0.44%     2.81%     3.90%
NNP                                       4.12%     -1.33%     2.40%     5.18%
NAN                                       1.41%     -4.46%     1.81%      N/A
NXK                                       2.24%     -3.21%     2.24%      N/A

Lipper NY
Municipal Debt Funds
Average(5)                               -2.87%     -9.62%     0.58%     3.71%

Barclays Capital
NY Municipal
Bond Index(6)                             5.07%      2.61%     3.32%     4.65%

S&P NY Municipal
Bond Index(7)                             4.08%      1.21%     3.19%     4.59%

For the six months ended March 31, 2009, the cumulative returns on common share NAV for NNY, NNP, NAN and NXK exceeded the average return for the Lipper New York Municipal Debt Funds Average. NNP also outperformed the Standard & Poor's (S&P) New York Municipal Bond Index return for the same period, while the other three Funds lagged this index. All of the Funds underperformed the Barclays Capital New York Municipal Bond Index for the period.

Key management factors that influenced the Funds' returns during this period included duration and yield curve positioning, the use of derivatives, credit exposure and sector allocations. In addition, the use of leverage was an important factor affecting the Funds' performance (with the exception of NNY, which is unleveraged) over this period. The impact of leverage is discussed in more detail on page 7.

Over the course of this reporting period, the yield curve remained steep. Bonds in the Barclays Capital Municipal Bond Index with maturities between four and seventeen years, especially those maturing in approximately fifteen years, benefited the most from this interest rate environment. Because they were less sensitive to interest rate

----------
*Six-month returns are cumulative; returns for one-year, five-year and ten-year are annualized.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

(4) NNY is an unleveraged Fund; the remaining three Funds in this report are leveraged.

(5) The Lipper New York Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 6 months, 17 funds; one-year, 17 funds; five-year, 17 funds; and ten-year, 6 funds. Fund and Lipper returns assume reinvestment of dividends.

(6) The Barclays Capital (formerly Lehman Brothers) New York Municipal Bond Index is an unleveraged, unmanaged index comprising a broad range of investment-grade New York municipal bonds. Results for the Barclays Capital index do not reflect any expenses.

(7) The Standard & Poor's (S&P) New York Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade New York municipal bond market.

changes, these bonds generally outperformed credits with longer maturities, as bonds with the longest maturities (22 years and longer) posted a loss for the period. In general, these four Funds had good exposure to the intermediate part of the yield curve, which performed well and lower exposures to the underperforming longest part of the curve. As a result, duration and yield curve positioning were positive contributors to the Funds' performance across the board.

As mentioned earlier, NNY used derivative positions during this period to synthetically extend duration and move the Fund closer to our strategic duration target. Despite the fact that longer duration municipal bonds generally underperformed those with shorter durations, the use of these derivatives generally had a positive impact on NNY's total return performance. This positive impact was attributable to the fact that the derivative positions provided exposure to the taxable markets during a period when, in contrast to historical trends, the taxable markets and the municipal market moved in opposite directions. As municipal market performance lagged the gains in the taxable markets, these derivatives performed well. The inverse floaters used by all of these Funds also generally had a positive impact on performance.

Credit exposure was also a major factor in performance during these six months. Because risk-averse investors generally sought higher quality investments as disruptions in the financial markets deepened, bonds with higher credit quality typically performed very well. At the same time, securities rated BBB or below and non-rated bonds generally posted poor returns. Overall, NNP and NNY had the most advantageous credit positioning for the municipal market environment of this six-month period, that is, they were more heavily weighted in the AAA and AA credit categories that performed well. On the other hand, NAN was negatively impacted by its relatively greater exposure to bonds rated A, BBB or lower and non-rated issues.

During this period, pre-refunded(8) bonds, which are backed by U.S. Treasury securities, were one of the top performing segments of the municipal bond market, due primarily to their shorter effective maturities, higher credit quality, and perceived safety. As of March 31, 2009, NNP had the heaviest weighting of pre-refunded bonds among these four Funds, while NAN had the smallest allocation. The insured bond segment of the municipal market also performed very well. Additional sectors of the market that generally contributed to the Funds' returns included general obligation and other tax-backed bonds, water and sewer, housing and education. In particular, the Funds' performance were boosted by their overweightings in both insured bonds and housing credits.

----------
(8) Pre-refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

Holdings that generally detracted from the Funds' performances included industrial development revenue (IDR) bonds, which performed very poorly during this period. Health care bonds in general also underperformed the overall municipal market. Overall, these Funds tended to be more heavily weighted in IDR and health care credits than the market in general. This was especially true in NAN, where health care accounted for approximately 22% of the Fund's portfolio. Alongside current coupon bonds in these sectors, zero coupon bonds were among the worst performing categories in the municipal market, as were lower-rated tobacco bonds backed by the 1998 master tobacco settlement agreement, which comprised approximately 1% to 2% of these Funds' portfolios as of March 31, 2009.

IMPACT OF THE FUNDS' CAPITAL STRUCTURES AND LEVERAGE STRATEGIES ON PERFORMANCE

In addition to the factors previously discussed, one of the primary factors impacting the six-month returns of NNP, NAN, and NXK relative to those of the unleveraged Barclays Capital New York Municipal Bond Index and S&P New York Municipal Bond Index was the use of financial leverage by these three Funds. (NNY is unleveraged.) While leverage offers opportunities to generate additional income and total returns for common shareholders, the benefits provided by leveraging are influenced by the price movements of the bonds in each Fund's portfolio. During this period, declining valuations had a negative effect on performance that was magnified by the use of leverage. In addition, at various points during the six-month period, the Funds' borrowing costs were relatively high, negatively impacting their total returns.

RECENT DEVELOPMENTS REGARDING BOND INSURANCE COMPANIES

Another factor that had an impact on the performance of these Funds was their positions in bonds backed by municipal bond insurers that experienced downgrades in their credit ratings. During the period covered by this report, ACA, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA (formerly XLCA) experienced one or more rating reductions by at least one or more rating agencies. At the time this report was prepared, there are no longer any bond insurers rated triple-A by all three of the major rating agencies (Moody's Investor Service, S&P and Fitch) and at least one rating agency has placed each of these insurers on "negative credit watch," "credit outlook developing" or "rating withdrawn," which may presage one or more rating reductions for such insurer or insurers in the future. As concern increased about the balance sheets of these insurers, prices on bonds insured by these companies - especially those bonds with weaker underlying credits - declined, detracting from the Funds' performance. By the end of this period, most insured bonds were being valued according to their fundamentals as if they were uninsured. On the whole, the holdings of all of our Funds continued to be well diversified not only between insured and uninsured bonds, but also within the insured bond category. It is important to note that municipal bonds historically have had a very low rate of default.

RECENT DEVELOPMENTS IN THE AUCTION RATE PREFERRED SECURITIES MARKETS

As noted in the last shareholder report, beginning in February 2008, more shares were submitted for sale in the regularly scheduled auctions for the auction rate preferred shares issued by these Funds than there were offers to buy. This meant that these auctions "failed to clear," and that many, or all, of the Funds' auction rate preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This decline in liquidity in auction rate preferred shares did not lower the credit quality of these shares, and auction rate preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions, as calculated in accordance with the pre-established terms of the auction rate preferred shares.

These developments generally have not affected the portfolio management or investment policies of these Funds. However, one continuing implication for common shareholders of these auction failures is that the Funds' cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' future common share earnings may be lower than they otherwise might have been.

As noted in the last shareholder report, the Funds' Board of Directors/Trustees authorized a plan to use tender option bonds (TOBs), also known as floating rate securities, to refinance a portion of the Funds' outstanding auction rate preferred shares. As of March 31, 2009, the amount of auction rate preferred securities redeemed by the Funds are as shown in the accompanying table. As noted previously, NNY is an unleveraged Fund.

                Auction Rate         % of Original
            Preferred Shares          Auction Rate
Fund                Redeemed      Preferred Shares
NNP              $36,650,000                 29.5%
NAN              $17,600,000                 25.5%
NXK              $12,900,000                 27.4%

While the Funds' Board of Directors/Trustees and management continue to work to resolve this situation, the Funds cannot provide any assurance on when the remaining outstanding auction rate preferred shares might be redeemed.

As of March 31, 2009, sixty-seven Nuveen closed-end municipal funds have redeemed and/or noticed for redemption at par a portion of their outstanding auction rate preferred shares. These redemptions bring the total amount of Nuveen's municipal closed-end funds' auction rate preferred share redemptions to approximately $2.1 billion of the original $11 billion outstanding.

For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at: http://www.nuveen.com/ResourceCenter/
AuctionRatePreferred.aspx.

Common Share
Dividend and Share Price INFORMATION

During the six-month reporting period ended March 31, 2009, NNP had an increase in its monthly dividend, while the dividends of NNY, NAN and NXK remained stable throughout the reporting period.

As the result of normal portfolio activity, common shareholders of the Funds received capital gains and net ordinary income distributions at the end of December 2008 as follows:

                                                        Short-Term Capital Gains
                           Long-Term Capital Gains        and/or Ordinary Income
                                       (per share)                   (per share)

NNY                                        $0.0628                       $0.0354
NNP                                        $0.0751                       $0.0558
NAN                                        $0.0353                       $0.0525
NXK                                        $0.0822                       $0.0566

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of March 31, 2009, all of the Funds in this report had a positive UNII balance, based upon our best estimate, for tax purposes and a positive UNII balance for financial statement purposes.

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

On July 30, 2008, the Funds' Board of Directors/Trustees approved an open-market share repurchase program under which each Fund may repurchase an aggregate of up to 10% of its outstanding common shares. As of March, 2009, the Funds repurchased common shares as shown in the accompanying table:

                                           Common Shares       % of Outstanding
Fund                                         Repurchased          Common Shares

NNP                                               27,800                    0.2%
NXK                                                7,200                    0.1%

During the six months ended March 31, 2009, common shares were repurchased at a weighted average price and a weighted average discount per common share as shown in the accompanying table:

                                        Weighted Average       Weighted Average
                                         Price Per Share     Discount Per Share
Fund                                         Repurchased            Repurchased

NNP                                               $11.10                  19.25%
NXK                                               $10.62                  18.33%

As of March 31, 2009, the Funds' common share prices were trading at discounts to their common share NAVs as shown in the accompanying table:

                                                 3/31/09      Six-Month Average
                                                Discount               Discount

NNY                                                -2.93%                 -4.59%
NNP                                               -15.51%                -18.70%
NAN                                               -13.55%                -16.69%
NXK                                               -13.31%                -18.11%

NNY Performance OVERVIEW | Nuveen New York Municipal Value Fund, Inc. as of March 31, 2009

Credit Quality (as a % of total investments)(1)

                                  [PIE CHART]
AAA/U.S.
Guaranteed                                                                   31%
AA                                                                           41%
A                                                                            13%
BBB                                                                           8%
BB or Lower                                                                   3%
N/R or N/A                                                                    4%

2008-2009 Monthly Tax-Free Dividends Per Common Share(3)

                                  [BAR CHART]
Apr                                                                 $     0.0355
May                                                                       0.0355
Jun                                                                       0.0355
Jul                                                                       0.0355
Aug                                                                       0.0355
Sep                                                                       0.0355
Oct                                                                       0.0355
Nov                                                                       0.0355
Dec                                                                       0.0355
Jan                                                                       0.0355
Feb                                                                       0.0355
Mar                                                                       0.0355

Common Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]
4/01/08                                                             $       9.44
                                                                            9.52
                                                                             9.5
                                                                            9.39
                                                                             9.5
                                                                            9.42
                                                                            9.58
                                                                            9.43
                                                                            9.47
                                                                             9.5
                                                                             9.5
                                                                            9.44
                                                                            9.49
                                                                            9.47
                                                                           9.498
                                                                            9.34
                                                                             9.3
                                                                            9.46
                                                                            9.53
                                                                           9.517
                                                                            9.41
                                                                             9.4
                                                                            9.48
                                                                            9.61
                                                                          9.4401
                                                                            9.15
                                                                            9.18
                                                                            8.97
                                                                            7.89
                                                                             8.1
                                                                          8.5099
                                                                            8.61
                                                                            8.61
                                                                            8.51
                                                                            8.17
                                                                            8.36
                                                                            8.35
                                                                            8.35
                                                                            8.58
                                                                            8.45
                                                                             8.9
                                                                               9
                                                                            8.95
                                                                            8.95
                                                                            8.98
                                                                            9.07
                                                                            9.13
                                                                            8.82
                                                                            8.95
                                                                             8.8
                                                                               9
                                                                          8.9399
                                                                            8.99
3/31/09                                                                     8.95

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of March 31, 2009. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders capital gains and net ordinary income distributions in December 2008 of $0.0982 per share.

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                               $         8.95
--------------------------------------------------------------------------------
Common Share Net Asset Value                                     $         9.22
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -2.93%
--------------------------------------------------------------------------------
Market Yield                                                               4.76%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                                7.09%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                    $      139,692
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          14.94
--------------------------------------------------------------------------------
Modified Duration                                                          6.12
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 10/07/87)
--------------------------------------------------------------------------------
                                                      ON SHARE PRICE     ON NAV
--------------------------------------------------------------------------------
6-Month (Cumulative)                                       2.84%           2.82%
--------------------------------------------------------------------------------
1-Year                                                     0.43%           0.44%
--------------------------------------------------------------------------------
5-Year                                                     3.85%           2.81%
--------------------------------------------------------------------------------
10-Year                                                    3.98%           3.90%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     25.6%
--------------------------------------------------------------------------------
Health Care                                                                11.6%
--------------------------------------------------------------------------------
Long-Term Care                                                              8.9%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      8.2%
--------------------------------------------------------------------------------
Transportation                                                              8.1%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                             7.9%
--------------------------------------------------------------------------------
Education and Civic Organizations                                           7.9%
--------------------------------------------------------------------------------
Utilities                                                                   6.4%
--------------------------------------------------------------------------------
Other                                                                      15.4%
--------------------------------------------------------------------------------

NNP Performance OVERVIEW | Nuveen New York Performance Plus Municipal Fund, Inc. as of March 31, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                               $        11.66
--------------------------------------------------------------------------------
Common Share Net Asset Value                                     $        13.80
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -15.51%
--------------------------------------------------------------------------------
Market Yield                                                               6.12%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                                9.12%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                    $      207,563
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          15.21
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                10.91
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/15/89)
--------------------------------------------------------------------------------
                                                      ON SHARE PRICE     ON NAV
--------------------------------------------------------------------------------
6-Month (Cumulative)                                       9.19%           4.12%
--------------------------------------------------------------------------------
1-Year                                                    -9.79%          -1.33%
--------------------------------------------------------------------------------
5-Year                                                    -0.86%           2.40%
--------------------------------------------------------------------------------
10-Year                                                    2.83%           5.18%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     23.4%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            13.5%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          13.2%
--------------------------------------------------------------------------------
Health Care                                                                11.4%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      7.2%
--------------------------------------------------------------------------------
Transportation                                                              6.9%
--------------------------------------------------------------------------------
Utilities                                                                   5.6%
--------------------------------------------------------------------------------
Other                                                                      18.8%
--------------------------------------------------------------------------------

Credit Quality (as a % of total investments)(1)

                                  [PIE CHART]
AAA/U.S.
Guaranteed                                                                   34%
AA                                                                           42%
A                                                                             7%
BBB                                                                          13%
BB or Lower                                                                   2%
N/R                                                                           2%

2008-2009 Monthly Tax-Free Dividends Per Common Share(3)

                                  [BAR CHART]
Apr                                                                  $     0.061
May                                                                        0.061
Jun                                                                        0.058
Jul                                                                        0.058
Aug                                                                        0.058
Sep                                                                        0.058
Oct                                                                        0.058
Nov                                                                        0.058
Dec                                                                        0.058
Jan                                                                        0.058
Feb                                                                        0.058
Mar                                                                       0.0595

Common Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]
4/01/08                                                              $      13.9
                                                                           14.18
                                                                           14.25
                                                                           14.29
                                                                           14.44
                                                                           14.52
                                                                           14.55
                                                                           14.51
                                                                         14.5201
                                                                           14.54
                                                                           14.42
                                                                              14
                                                                           13.63
                                                                           13.43
                                                                           13.63
                                                                           13.65
                                                                         13.4724
                                                                           13.45
                                                                         13.4899
                                                                           13.39
                                                                           13.32
                                                                           13.37
                                                                           13.47
                                                                            13.7
                                                                           13.24
                                                                           12.37
                                                                           11.69
                                                                           11.25
                                                                            8.73
                                                                            9.94
                                                                           11.03
                                                                           10.89
                                                                           11.39
                                                                           10.59
                                                                            9.72
                                                                           10.06
                                                                            9.46
                                                                             8.6
                                                                            9.82
                                                                         10.1099
                                                                           10.63
                                                                           11.92
                                                                           11.54
                                                                           11.53
                                                                            11.7
                                                                           12.06
                                                                           11.89
                                                                           11.51
                                                                           11.61
                                                                           10.92
                                                                           11.46
                                                                           11.53
                                                                           11.73
3/31/09                                                                    11.66

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of March 31, 2009. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders capital gains and net ordinary income distributions in December 2008 of $0.1309 per share.

NAN Performance OVERVIEW | Nuveen New York Dividend Advantage Municipal Fund as of March 31, 2009

Credit Quality (as a % of total investments)(1)

                                  [PIE CHART]
AAA/U.S.
Guaranteed                                                                   20%
AA                                                                           40%
A                                                                            22%
BBB                                                                          11%
BB or Lower                                                                   4%
N/R or N/A                                                                    3%

2008-2009 Monthly Tax-Free Dividends Per Common Share(3)

                                   [BAR CHART]
Apr                                                                  $    0.0575
May                                                                       0.0575
Jun                                                                       0.0575
Jul                                                                       0.0575
Aug                                                                       0.0575
Sep                                                                        0.059
Oct                                                                        0.059
Nov                                                                        0.059
Dec                                                                        0.059
Jan                                                                        0.059
Feb                                                                        0.059
Mar                                                                        0.059

Common Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]
4/01/08                                                              $     13.35
                                                                           13.45
                                                                           13.49
                                                                           13.42
                                                                           13.47
                                                                           13.45
                                                                           13.53
                                                                           13.54
                                                                           13.38
                                                                           13.52
                                                                           13.55
                                                                           13.26
                                                                           13.07
                                                                           12.93
                                                                           13.05
                                                                           13.08
                                                                           12.86
                                                                           12.78
                                                                           12.75
                                                                           12.92
                                                                           12.82
                                                                           12.89
                                                                           12.88
                                                                           12.92
                                                                           12.81
                                                                           12.19
                                                                         11.5001
                                                                           11.12
                                                                            8.03
                                                                            9.65
                                                                            10.5
                                                                           10.46
                                                                           10.68
                                                                           10.09
                                                                            9.05
                                                                            9.41
                                                                            9.16
                                                                            8.41
                                                                            9.18
                                                                             9.5
                                                                           10.09
                                                                           10.95
                                                                              11
                                                                            11.1
                                                                           11.59
                                                                           11.45
                                                                           11.75
                                                                           11.01
                                                                          11.416
                                                                           10.49
                                                                           10.92
                                                                           10.89
                                                                         11.2399
3/31/09                                                                     11.1

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of March 31, 2009. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders capital gains and net ordinary income distributions in December 2008 of $0.0878 per share.

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                  $     11.10
--------------------------------------------------------------------------------
Common Share Net Asset Value                                        $     12.84
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -13.55%
--------------------------------------------------------------------------------
Market Yield                                                               6.38%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                                9.51%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                       $   118,944
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          16.59
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                10.74
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 5/26/99)
--------------------------------------------------------------------------------
                                                      ON SHARE PRICE     ON NAV
--------------------------------------------------------------------------------
6-Month (Cumulative)                                       1.90%           1.41%
--------------------------------------------------------------------------------
1-Year                                                   -10.67%          -4.46%
--------------------------------------------------------------------------------
5-Year                                                    -1.19%           1.81%
--------------------------------------------------------------------------------
Since Inception                                            3.15%           5.02%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     22.3%
--------------------------------------------------------------------------------
Health Care                                                                22.1%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          12.7%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     10.0%
--------------------------------------------------------------------------------
Transportation                                                              7.7%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                             4.4%
--------------------------------------------------------------------------------
Long-Term Care                                                              3.9%
--------------------------------------------------------------------------------
Utilities                                                                   3.9%
--------------------------------------------------------------------------------
Other                                                                      13.0%
--------------------------------------------------------------------------------

NXK Performance OVERVIEW | Nuveen New York Dividend Advantage Municipal Fund 2 as of March 31, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                   $    11.20
--------------------------------------------------------------------------------
Common Share Net Asset Value                                         $    12.92
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -13.31%
--------------------------------------------------------------------------------
Market Yield                                                               6.21%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                                9.25%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                        $   83,837
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          16.07
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                10.00
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/27/01)
--------------------------------------------------------------------------------
                                                      ON SHARE PRICE     ON NAV
--------------------------------------------------------------------------------
6-Month (Cumulative)                                       5.29%           2.24%
--------------------------------------------------------------------------------
1-Year                                                    -7.49%          -3.21%
--------------------------------------------------------------------------------
5-Year                                                    -0.37%           2.24%
--------------------------------------------------------------------------------
Since Inception                                            2.78%           4.95%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     19.5%
--------------------------------------------------------------------------------
Health Care                                                                15.0%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     12.4%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          11.4%
--------------------------------------------------------------------------------
Transportation                                                             11.3%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                             9.5%
--------------------------------------------------------------------------------
Utilities                                                                   8.1%
--------------------------------------------------------------------------------
Other                                                                      12.8%
--------------------------------------------------------------------------------

Credit Quality (as a % of total investments)(1)

                                  [PIE CHART]
AAA/U.S.
Guaranteed                                                                   21%
AA                                                                           40%
A                                                                            21%
BBB                                                                          11%
BB or Lower                                                                   4%
N/R                                                                           3%

2008-2009 Monthly Tax-Free Dividends Per Common Share(3)

                                   [BAR CHART]
Apr                                                                  $     0.057
May                                                                        0.057
Jun                                                                        0.057
Jul                                                                        0.057
Aug                                                                        0.057
Sep                                                                        0.058
Oct                                                                        0.058
Nov                                                                        0.058
Dec                                                                        0.058
Jan                                                                        0.058
Feb                                                                        0.058
Mar                                                                        0.058

Common Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]
4/01/08                                                              $      13.1
                                                                            13.1
                                                                           13.32
                                                                           13.35
                                                                           13.34
                                                                           13.43
                                                                            13.5
                                                                           13.43
                                                                            13.5
                                                                           13.46
                                                                            13.4
                                                                           13.14
                                                                           12.95
                                                                           12.73
                                                                           12.96
                                                                           12.89
                                                                           12.83
                                                                           12.84
                                                                           12.65
                                                                           12.74
                                                                           12.63
                                                                           12.62
                                                                           12.62
                                                                           12.73
                                                                           12.56
                                                                          11.838
                                                                           11.35
                                                                           10.61
                                                                           7.822
                                                                            9.41
                                                                            10.6
                                                                           10.45
                                                                           10.55
                                                                           10.06
                                                                            8.85
                                                                            9.27
                                                                            8.81
                                                                          8.7499
                                                                            8.91
                                                                            9.47
                                                                            9.89
                                                                           10.92
                                                                           10.55
                                                                           10.53
                                                                          10.992
                                                                           11.08
                                                                           11.42
                                                                           10.95
                                                                          11.055
                                                                           11.12
                                                                           11.12
                                                                         11.2605
3/31/09                                                                  11.1501

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of March 31, 2009. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the under- lying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders capital gains and net ordinary income distributions in December 2008 of $0.1388 per share.

NNY | Nuveen New York Municipal Value Fund, Inc.
    | Portfolio of INVESTMENTS March 31, 2009 (Unaudited)

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                           PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY - 1.0% (1.0% OF TOTAL INVESTMENTS)
$         275  New York City Industrial Development Agency, New York, Liberty           9/15 at 100.00          BB+  $      166,832
                  Revenue Bonds, IAC/InterActiveCorp, Series 2005, 5.000%, 9/01/35
        1,950  Seneca Nation of Indians Capital Improvements Authority, New York,       6/17 at 100.00           BB       1,242,735
                  Special Obligation Bonds, Series 2007A, 5.000%, 12/01/23
------------------------------------------------------------------------------------------------------------------------------------
        2,225  Total Consumer Discretionary                                                                               1,409,567
------------------------------------------------------------------------------------------------------------------------------------

               CONSUMER STAPLES - 1.2% (1.2% OF TOTAL INVESTMENTS)
          265  New York Counties Tobacco Trust II, Tobacco Settlement Pass-Through      6/11 at 101.00          BBB         205,714
                  Bonds, Series 2001, 5.250%, 6/01/25
          410  Puerto Rico, The Children's Trust Fund, Tobacco Settlement               5/12 at 100.00          BBB         292,010
                  Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
          195  Rensselaer Tobacco Asset Securitization Corporation, New York,           6/12 at 100.00          BBB         150,482
                  Tobacco Settlement Asset-Backed Bonds, Series 2001A, 5.200%,
                  6/01/25
               TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
        1,000     4.750%, 6/01/22                                                       6/16 at 100.00          BBB         739,930
          345     5.000%, 6/01/26                                                       6/16 at 100.00          BBB         239,565
------------------------------------------------------------------------------------------------------------------------------------
        2,215  Total Consumer Staples                                                                                     1,627,701
------------------------------------------------------------------------------------------------------------------------------------

               EDUCATION AND CIVIC ORGANIZATIONS - 7.9% (7.9% OF TOTAL INVESTMENTS)
          275  Albany Industrial Development Agency, New York, Revenue Bonds,           7/17 at 100.00          BBB         207,001
                  Albany Law School, Series 2007A, 5.000%, 7/01/31
          115  Albany Industrial Development Agency, New York, Revenue Bonds,           4/17 at 100.00          N/R          69,835
                  Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/37
           90  Cattaraugus County Industrial Development Agency, New York, Revenue      5/16 at 100.00         BBB-          67,706
                  Bonds, St. Bonaventure University, Series 2006, 5.000%, 5/01/23
        1,175  Dormitory Authority of the State of New York, General Revenue Bonds,     7/17 at 100.00         BBB+         855,365
                  Manhattan College, Series 2007A, 5.000%, 7/01/41 - RAAI Insured
          800  Dormitory Authority of the State of New York, Insured Revenue Bonds,     7/11 at 102.00         BBB+         712,464
                  D'Youville College, Series 2001, 5.250%, 7/01/20 - RAAI Insured
          505  Dormitory Authority of the State of New York, Lease Revenue Bonds,       7/15 at 100.00          AA-         503,051
                  State University Dormitory Facilities, Series 2004A, 5.000%,
                  7/01/29 - MBIA Insured
        1,250  Dormitory Authority of the State of New York, Revenue Bonds,             7/09 at 101.00         BBB+       1,149,788
                  Marymount Manhattan College, Series 1999, 6.250%, 7/01/29 - RAAI
                  Insured
          750  Dormitory Authority of the State of New York, Revenue Bonds, Pratt       7/09 at 102.00         BBB+         690,495
                  Institute, Series 1999, 6.000%, 7/01/24 - RAAI Insured
               Dormitory Authority of the State of New York, Second General
               Resolution Consolidated Revenue Bonds, City University System,
               Series 1993A:
        1,000     5.750%, 7/01/18                                                         No Opt. Call          AA-       1,155,890
        1,400     6.000%, 7/01/20                                                         No Opt. Call          AA-       1,547,434
          575  Dutchess County Industrial Development Agency, New York, Civic           8/17 at 100.00         Baa1         434,459
                  Facility Revenue Bonds, Bard College Project, Series 2007-A2,
                  4.500%, 8/01/36

    | Portfolio of INVESTMENTS March 31, 2009 (Unaudited)

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                           PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
               EDUCATION AND CIVIC ORGANIZATIONS (continued)
$         265  Hempstead Town Industrial Development Agency, New York, Revenue         10/15 at 100.00            A  $      240,803
                  Bonds, Adelphi University, Civic Facility Project, Series 2005,
                  5.000%, 10/01/35
          245  New York City Industrial Development Agency, New York, Civic            10/14 at 100.00           A-         206,337
                  Facility Revenue Bonds, St. Francis College, Series 2004, 5.000%,
                  10/01/34
        1,100  New York City Industrial Development Agency, New York, Civic             2/11 at 100.00           A-       1,108,228
                  Facility Revenue Bonds, YMCA of Greater New York, Series 2002,
                  5.250%, 8/01/21
        1,175  New York City Industrial Development Agency, New York, PILOT Revenue     1/17 at 100.00            A         874,259
                  Bonds, Queens Baseball Stadium Project, Series 2006, 4.750%,
                  1/01/42 - AMBAC Insured
        1,610  New York City Industrial Development Authority, New York, PILOT          9/16 at 100.00         BBB-       1,102,335
                  Revenue Bonds, Yankee Stadium Project, Series 2006, 4.500%,
                  3/01/39 - FGIC Insured
          170  Seneca County Industrial Development Authority, New York, Revenue       10/17 at 100.00          BBB         115,665
                  Bonds, New York Chiropractic College, Series 2007, 5.000%,
                  10/01/27
------------------------------------------------------------------------------------------------------------------------------------
       12,500  Total Education and Civic Organizations                                                                   11,041,115
------------------------------------------------------------------------------------------------------------------------------------

               FINANCIALS - 1.0% (1.0% OF TOTAL INVESTMENTS)
          400  Liberty Development Corporation, New York, Goldman Sachs Headquarter       No Opt. Call           A1         333,168
                  Revenue Bonds, Series 2005, 5.250%, 10/01/35
        1,305  Liberty Development Corporation, New York, Goldman Sachs                   No Opt. Call           A1       1,113,426
                  Headquarters Revenue Bonds Series 2007, 5.500%, 10/01/37
------------------------------------------------------------------------------------------------------------------------------------
        1,705  Total Financials                                                                                           1,446,594
------------------------------------------------------------------------------------------------------------------------------------

               HEALTH CARE - 11.6% (11.6% OF TOTAL INVESTMENTS)
          490  Cattaraugus County Industrial Development Agency, New York, Revenue      8/09 at 101.00           A+         478,064
                  Bonds, Olean General Hospital, Series 1998A, 5.250%, 8/01/23
        1,005  Dormitory Authority of the State of New York, FHA-Insured Mortgage       2/15 at 100.00          AA-         959,252
                  Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%,
                  8/01/29 - FGIC Insured
          700  Dormitory Authority of the State of New York, FHA-Insured Revenue        2/15 at 100.00          AA-         703,010
                  Bonds, Montefiore Medical Center, Series 2005, 5.000%, 2/01/22 -
                  FGIC Insured
        1,800  Dormitory Authority of the State of New York, FHA-Insured Revenue        8/15 at 100.00           A-       1,639,422
                  Bonds, St. Lukes Roosevelt Hospital, Series 2005, 4.900%, 8/15/31
        1,250  Dormitory Authority of the State of New York, Revenue Bonds,             7/10 at 101.00         Baa1       1,258,263
                  Catholic Health Services of Long Island Obligated Group - St.
                  Catherine of Siena Medical Center, Series 2000A, 6.500%, 7/01/20
        2,350  Dormitory Authority of the State of New York, Revenue Bonds,             7/16 at 100.00           AA       2,253,697
                  Memorial Sloan Kettering Cancer Center, Series 2006-1, 5.000%,
                  7/01/35
        1,000  Dormitory Authority of the State of New York, Revenue Bonds, Mount       7/10 at 101.00           A3         885,020
                  Sinai NYU Health Obligated Group, Series 2000A, 6.500%, 7/01/25
          250  Dormitory Authority of the State of New York, Revenue Bonds, Mount       5/09 at 100.00           A3         230,475
                  Sinai NYU Health, Series 2000C, 5.500%, 7/01/26
        1,595  Dormitory Authority of the State of New York, Revenue Bonds, New         8/14 at 100.00          AAA       1,716,794
                  York and Presbyterian Hospital, Series 2004A, 5.250%, 8/15/15 -
                  FSA Insured
          500  Dormitory Authority of the State of New York, Revenue Bonds, South       7/13 at 100.00         Baa1         439,345
                  Nassau Communities Hospital, Series 2003B, 5.500%, 7/01/23
          500  Dormitory Authority of the State of New York, Revenue Bonds,             7/13 at 100.00         Baa1         390,445
                  Winthrop-South Nassau University Hospital Association, Series
                  2003A, 5.500%, 7/01/32
          290  Livingston County Industrial Development Agency, New York, Civic         7/10 at 100.00           BB         191,197
                  Facility Revenue Bonds, Nicholas H. Noyes Hospital, Series 2005,
                  6.000%, 7/01/30
               Madison County Industrial Development Agency, New York, Civic
               Facility Revenue Bonds, Oneida Health System, Series 2007A:
          280     5.250%, 2/01/27                                                         No Opt. Call         BBB-         211,929
          260     5.500%, 2/01/32                                                         No Opt. Call         BBB-         193,463

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                           PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE (continued)
$         360  Nassau County Industrial Development Agency, New York, Revenue             No Opt. Call           A3  $      373,655
                  Refunding Bonds, North Shore Health System Obligated Group,
                  Series 2001B, 5.875%, 11/01/11
          500  New York City Health and Hospitals Corporation, New York, Health         8/09 at 101.00           A+         505,570
                  System Revenue Bonds, Series 1999A, 5.125%, 2/15/14 - AMBAC
                  Insured
               New York City Health and Hospitals Corporation, New York, Health
               System Revenue Bonds, Series 2003A:
        1,175     5.250%, 2/15/21 - AMBAC Insured                                       2/13 at 100.00           A+       1,187,784
        1,000     5.250%, 2/15/22 - AMBAC Insured                                       2/13 at 100.00           A1       1,005,990
          485  New York City Industrial Development Agency, New York, Civic             7/12 at 100.00          Ba2         332,172
                  Facility Revenue Bonds, Staten Island University Hospital,
                  Series 2001B, 6.375%, 7/01/31
          245  New York City Industrial Development Agency, New York, Civic             7/12 at 101.00          Ba2         169,542
                  Facility Revenue Bonds, Staten Island University Hospital, Series
                  2002C, 6.450%, 7/01/32
          745  Newark-Wayne Community Hospital, New York, Hospital Revenue              9/09 at 100.00          N/R         704,740
                  Refunding and Improvement Bonds, Series 1993A, 7.600%, 9/01/15
          500  Yonkers Industrial Development Agency, New York, Revenue Bonds, St.      7/11 at 101.00           B-         351,125
                  John's Riverside Hospital, Series 2001A, 7.125%, 7/01/31
------------------------------------------------------------------------------------------------------------------------------------
       17,280  Total Health Care                                                                                         16,180,954
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/MULTIFAMILY - 4.9% (4.9% OF TOTAL INVESTMENTS)
          400  East Syracuse Housing Authority, New York, FHA-Insured Section 8         4/10 at 102.00          AAA         414,536
                  Assisted Revenue Refunding Bonds, Bennet Project, Series 2001A,
                  6.700%, 4/01/21
        1,690  New York City Housing Development Corporation, New York, Capital         7/15 at 100.00          AA+       1,693,465
                  Fund Program Revenue Bonds, Series 2005A, 5.000%, 7/01/25 - FGIC
                  Insured
               New York City Housing Development Corporation, New York, Multifamily
               Housing Revenue Bonds, Series 2001A:
        1,000     5.400%, 11/01/21                                                      5/11 at 101.00           AA       1,013,870
        1,000     5.500%, 11/01/31                                                      5/11 at 101.00           AA         989,750
        1,000     5.600%, 11/01/42                                                      5/11 at 101.00           AA         982,120
          440  New York State Housing Finance Agency, Secured Mortgage Program          8/11 at 100.00          Aa1         446,173
                  Multifamily Housing Revenue Bonds, Series 2001E, 5.600%, 8/15/20
                  (Alternative Minimum Tax)
        1,275  Westchester County Industrial Development Agency, New York, GNMA         8/11 at 102.00          Aaa       1,307,564
                  Collateralized Mortgage Loan Revenue Bonds, Living Independently
                  for the Elderly Inc., Series 2001A, 5.375%, 8/20/21
------------------------------------------------------------------------------------------------------------------------------------
        6,805  Total Housing/Multifamily                                                                                  6,847,478
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/SINGLE FAMILY - 4.1% (4.1% OF TOTAL INVESTMENTS)
          950  New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds,        4/15 at 100.00          Aa1         822,529
                  Series 130, 4.650%, 4/01/27 (Alternative Minimum Tax)
          370  New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds,       10/17 at 100.00          Aa1         340,378
                  Series 148, 2007, 5.200%, 10/01/32 (Alternative Minimum Tax)
        3,750  New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds,        9/09 at 100.50          Aa1       3,781,386
                  Series 73A, 5.250%, 10/01/17 (Alternative Minimum Tax)
          840  New York State Mortgage Agency, Mortgage Revenue Bonds, Thirty-Third     4/13 at 101.00          Aaa         800,327
                  Series A, 4.750%, 4/01/23 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
        5,910  Total Housing/Single Family                                                                                5,744,620
------------------------------------------------------------------------------------------------------------------------------------

               LONG-TERM CARE - 8.9% (8.9% OF TOTAL INVESTMENTS)
        1,000  Babylon Industrial Development Agency, New York, Revenue Bonds,          8/09 at 101.00           AA       1,028,180
                  WSNCHS East Inc., Series 2000B, 6.000%, 8/01/24 - MBIA Insured
        1,000  Dormitory Authority of the State of New York, FHA-Insured Mortgage       8/09 at 101.00          AAA         957,900
                  Nursing Home Revenue Bonds, Eger Healthcare Center of Staten
                  Island, Series 1998, 5.100%, 2/01/28
        2,655  Dormitory Authority of the State of New York, FHA-Insured Mortgage       8/09 at 100.00           AA       2,655,609
                  Nursing Home Revenue Bonds, Hebrew Home for the Aged at
                  Riverdale, Series 1997, 6.125%, 2/01/37

    | Portfolio of INVESTMENTS March 31, 2009 (Unaudited)

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                           PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
               LONG-TERM CARE (continued)
$       2,250  Dormitory Authority of the State of New York, FHA-Insured Mortgage       8/09 at 100.00            A  $    2,221,965
                  Nursing Home Revenue Bonds, Rosalind and Joseph Gurwin Jewish
                  Geriatric Center of Long Island, Series 1997, 5.700%, 2/01/37 -
                  AMBAC Insured
        1,285  Dormitory Authority of the State of New York, FHA-Insured Mortgage       8/09 at 100.00          AA-       1,285,848
                  Revenue Bonds, German Masonic Home Corporation, Series 1996,
                  5.950%, 8/01/26
        2,000  Dormitory Authority of the State of New York, FHA-Insured Mortgage       8/09 at 100.00          AAA       2,000,880
                  Revenue Bonds, W.K. Nursing Home Corporation, Series 1996,
                  6.125%, 2/01/36
          450  Dormitory Authority of the State of New York, GNMA Collateralized        2/17 at 103.00           A-         422,658
                  Revenue Bonds, Cabrini of Westchester Project, Series 2006,
                  5.200%, 2/15/41
          270  Dormitory Authority of the State of New York, Non-State Supported       11/16 at 100.00          Aa3         251,988
                  Debt, Ozanam Hall of Queens Nursing Home Revenue Bonds, Series
                  2006, 5.000%, 11/01/31
          135  Dormitory Authority of the State of New York, Revenue Bonds,             7/15 at 100.00          N/R          73,107
                  Providence Rest, Series 2005, 5.000%, 7/01/35 - ACA Insured
          530  New York City Industrial Development Agency, New York, Civic             7/11 at 101.00          N/R         487,208
                  Facility Revenue Bonds, Special Needs Facilities Pooled Program,
                  Series 2001A-1, 7.250%, 7/01/16
          820  New York City Industrial Development Agency, New York, Civic             7/16 at 101.00          N/R         658,017
                  Facility Revenue Bonds, Special Needs Facilities Pooled Program,
                  Series 2008A-1, 5.500%, 7/01/18
          235  Suffolk County Industrial Development Agency, New York, Civic            7/16 at 101.00          N/R         178,097
                  Facility Revenue Bonds, Special Needs Facilities Pooled Program,
                  Series 2008-B1, 5.800%, 7/01/23
          225  Yonkers Industrial Development Agency, New York, Civic Facilities        7/16 at 101.00          N/R         169,625
                  Revenue Bonds, Special Needs Facilities Pooled Program Bonds,
                  Series 2008-C1, 5.800%, 7/01/23
------------------------------------------------------------------------------------------------------------------------------------
       12,855  Total Long-Term Care                                                                                      12,391,082
------------------------------------------------------------------------------------------------------------------------------------

               MATERIALS - 0.1% (0.1% OF TOTAL INVESTMENTS)
          240  Jefferson County Industrial Development Agency, New York, Solid         12/13 at 100.00          BBB         158,842
                  Waste Disposal Revenue Bonds, International Paper Company
                  Project, Series 2003A, 5.200%, 12/01/20 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/GENERAL - 8.2% (8.2% OF TOTAL INVESTMENTS)
          750  New York City, New York, General Obligation Bonds, Fiscal Series         8/14 at 100.00           AA         815,273
                  2004C, 5.250%, 8/15/16
        1,000  New York City, New York, General Obligation Bonds, Fiscal Series        11/14 at 100.00          AAA       1,035,190
                  2004E, 5.000%, 11/01/19 - FSA Insured
        2,000  New York City, New York, General Obligation Bonds, Fiscal Series         9/15 at 100.00           AA       2,058,820
                  2005F-1, 5.000%, 9/01/19 - SYNCORA GTY Insured
        2,795  New York City, New York, General Obligation Bonds, Fiscal Series         8/16 at 100.00           AA       2,791,085
                  2007A, 5.000%, 8/01/25
        4,760  New York City, New York, General Obligation Bonds, Series D, 5.125%,    12/17 at 100.00           AA       4,788,463
                  12/01/25
------------------------------------------------------------------------------------------------------------------------------------
       11,305  Total Tax Obligation/General                                                                              11,488,831
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/LIMITED - 20.5% (20.6% OF TOTAL INVESTMENTS)
        1,000  Battery Park City Authority, New York, Senior Revenue Bonds, Series     11/13 at 100.00          AAA       1,075,720
                  2003A, 5.250%, 11/01/21
          395  Dormitory Authority of the State of New York, Department of Health       7/15 at 100.00          AA-         400,637
                  Revenue Bonds, Series 2005A, 5.250%, 7/01/24 - CIFG Insured
          275  Dormitory Authority of the State of New York, State Personal Income      3/15 at 100.00          AAA         290,395
                  Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 - FSA Insured
          350  Erie County Industrial Development Agency, New York, School Facility     5/14 at 100.00          AAA         355,985
                  Revenue Bonds, Buffalo City School District, Series 2004, 5.750%,
                  5/01/26 - FSA Insured
               Metropolitan Transportation Authority, New York, Dedicated Tax Fund
               Bonds, Series 2002A:
        2,000     5.250%, 11/15/25 - FSA Insured                                       11/12 at 100.00          AAA       2,023,520
        1,000     5.000%, 11/15/30                                                     11/12 at 100.00           AA         970,370
        1,000  Metropolitan Transportation Authority, New York, State Service           7/12 at 100.00          AA-         958,570
                  Contract Refunding Bonds, Series 2002A, 5.125%, 1/01/29

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                           PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED (continued)
$         560  Monroe Newpower Corporation, New York, Power Facilities Revenue          1/13 at 102.00          BBB  $      363,446
                  Bonds, Series 2003, 5.500%, 1/01/34
               New York City Sales Tax Asset Receivable Corporation, New York,
               Dedicated Revenue Bonds, Local Government Assistance
               Corporation, Series 2004A:
          740     5.000%, 10/15/25 - MBIA Insured                                      10/14 at 100.00          AAA         761,312
          550     5.000%, 10/15/26 - MBIA Insured                                      10/14 at 100.00          AAA         562,529
        1,890     5.000%, 10/15/29 - AMBAC Insured                                     10/14 at 100.00          AAA       1,909,070
        1,200  New York City Transitional Finance Authority, New York, Building Aid     1/17 at 100.00          AA-       1,147,776
                  Revenue Bonds, Fiscal Series 2007S-2, 5.000%, 1/15/28 - FGIC
                  Insured
        1,330  New York City Transitional Finance Authority, New York, Future Tax       2/13 at 100.00          AAA       1,359,061
                  Secured Bonds, Fiscal Series 2003E, 5.000%, 2/01/23
        1,530  New York City Transitional Finance Authority, New York, Future Tax      11/17 at 100.00          AAA       1,544,826
                  Secured Bonds, Fiscal Series 2007C-1, 5.000%, 11/01/27
        1,000  New York State Environmental Facilities Corporation, Infrastructure      3/14 at 100.00          AA-       1,020,450
                  Revenue Bonds, Series 2003A, 5.000%, 3/15/21
        2,100  New York State Environmental Facilities Corporation, State Personal     12/17 at 100.00          AAA       2,122,008
                  Income Tax Revenue Bonds, Series 2008A, 5.000%, 12/15/27 (UB)
          840  New York State Housing Finance Agency, State Personal Income Tax         9/15 at 100.00          AAA         818,143
                  Revenue Bonds, Economic Development and Housing, Series 2006A,
                  5.000%, 3/15/36
        1,000  New York State Thruway Authority, Highway and Bridge Trust Fund         10/15 at 100.00           AA       1,038,930
                  Bonds, Second General, Series 2005B, 5.000%, 4/01/21 - AMBAC
                  Insured
          610  New York State Thruway Authority, Highway and Bridge Trust Fund            No Opt. Call           AA         887,160
                  Bonds, Series 2005B, Trust 2800, 19.498%, 4/01/20 - AMBAC Insured
                  (IF)
        1,175  New York State Thruway Authority, Highway and Bridge Trust Fund         10/17 at 100.00           AA       1,170,852
                  Bonds, Series 2007, 5.000%, 4/01/27
        1,065  New York State Thruway Authority, State Personal Income Tax Revenue      3/12 at 100.00          AAA       1,095,257
                  Bonds, Series 2002A, 5.125%, 3/15/21
               New York State Tobacco Settlement Financing Corporation, Tobacco
               Settlement Asset-Backed and State Contingency Contract-Backed
               Bonds, Series 2003A-1:
        1,800     5.250%, 6/01/20 - AMBAC Insured                                       6/13 at 100.00          AA-       1,811,088
        2,000     5.250%, 6/01/22 - AMBAC Insured                                       6/13 at 100.00          AA-       1,991,400
        1,000  New York State Tobacco Settlement Financing Corporation, Tobacco         6/13 at 100.00          AA-       1,010,550
                  Settlement Asset-Backed and State Contingency Contract-Backed
                  Bonds, Series 2003B-1C, 5.500%, 6/01/21
          600  New York State Urban Development Corporation, Special Project              No Opt. Call          AA-         687,306
                  Revenue Bonds, University Facilities Grants, Series 1995, 5.875%,
                  1/01/21
        1,230  Suffolk County Judicial Facilities Agency, New York, Service            10/09 at 101.00            A       1,258,179
                  Agreement Revenue Bonds, John P. Colahan Court Complex, Series
                  1999, 5.000%, 4/15/16 - AMBAC Insured
           20  Triborough Bridge and Tunnel Authority, New York, Convention Center        No Opt. Call          AA-          20,934
                  Bonds, Series 1990E, 7.250%, 1/01/10
------------------------------------------------------------------------------------------------------------------------------------
       28,260  Total Tax Obligation/Limited                                                                              28,655,474
------------------------------------------------------------------------------------------------------------------------------------

               TRANSPORTATION - 8.1% (8.1% OF TOTAL INVESTMENTS)
          180  Albany Parking Authority, New York, Revenue Bonds, Series 2001A,         7/11 at 101.00         BBB+         177,811
                  5.625%, 7/15/25
        2,500  Metropolitan Transportation Authority, New York, Transportation         11/17 at 100.00            A       2,282,075
                  Revenue Bonds, Series 2007B, 5.000%, 11/15/33
          500  Metropolitan Transportation Authority, New York, Transportation         11/12 at 100.00            A         511,715
                  Revenue Refunding Bonds, Series 2002A, 5.500%, 11/15/19 - AMBAC
                  Insured
        1,100  New York City Industrial Development Agency, New York, Special           6/09 at 102.00          Ba1         529,287
                  Facilities Revenue Bonds, British Airways PLC, Series 1998,
                  5.250%, 12/01/32 (Alternative Minimum Tax)
        1,000  New York City Industrial Development Agency, New York, Special           8/12 at 101.00           B-         755,130
                  Facilities Revenue Bonds, JFK Airport - American Airlines Inc.,
                  Series 2002B, 8.500%, 8/01/28 (Alternative Minimum Tax)

    | Portfolio of INVESTMENTS March 31, 2009 (Unaudited)

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                           PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TRANSPORTATION (continued)
$         165  New York State Thruway Authority, General Revenue Bonds, Series          1/15 at 100.00           A+  $      158,400
                  2005F, 5.000%, 1/01/30 - AMBAC Insured
          400  New York State Thruway Authority, General Revenue Bonds, Series          7/15 at 100.00          AAA         394,380
                  2005G, 5.000%, 1/01/30 - FSA Insured
          500  Niagara Frontier Airport Authority, New York, Airport Revenue Bonds,     4/09 at 101.00          AA-         434,320
                  Buffalo Niagara International Airport, Series 1999A, 5.625%,
                  4/01/29 - MBIA Insured (Alternative Minimum Tax)
               Port Authority of New York and New Jersey, Consolidated Revenue
               Bonds, One Hundred Fortieth Series 2005:
        1,000     5.000%, 12/01/28 - SYNCORA GTY Insured                                6/15 at 101.00          AA-       1,003,260
          435     5.000%, 12/01/31 - SYNCORA GTY Insured                                6/15 at 101.00          AA-         432,634
          325  Port Authority of New York and New Jersey, Consolidated Revenue          8/17 at 100.00          AAA         320,008
                  Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 17.447%,
                  8/15/32 - FSA Insured (IF)
        2,500  Triborough Bridge and Tunnel Authority, New York, General Purpose       11/12 at 100.00          Aa2       2,574,050
                  Revenue Refunding Bonds, Series 2002B, 5.000%, 11/15/21
               Triborough Bridge and Tunnel Authority, New York, Subordinate Lien
               General Purpose Revenue Refunding Bonds, Series 2002E:
          780     5.500%, 11/15/20 - MBIA Insured                                         No Opt. Call          AA-         873,218
          800     5.250%, 11/15/22 - MBIA Insured                                      11/12 at 100.00          AA-         820,776
------------------------------------------------------------------------------------------------------------------------------------
       12,185  Total Transportation                                                                                      11,267,064
------------------------------------------------------------------------------------------------------------------------------------

               U.S. GUARANTEED - 7.9% (7.9% OF TOTAL INVESTMENTS) (4)
               Albany Industrial Development Agency, New York, Revenue Bonds,
               Albany Law School, Series 2000A:
          600     5.700%, 10/01/20 (Pre-refunded 10/01/10) - RAAI Insured              10/10 at 100.00     BBB+ (4)         644,262
          750     5.750%, 10/01/30 (Pre-refunded 10/01/10) - RAAI Insured              10/10 at 100.00     BBB+ (4)         805,890
          220  Albany Parking Authority, New York, Revenue Bonds, Series 2001A,         7/11 at 101.00      N/R (4)         245,606
                  5.625%, 7/15/25 (Pre-refunded 7/15/11)
        2,765  Dormitory Authority of the State of New York, Judicial Facilities          No Opt. Call          AAA       3,300,551
                  Lease Revenue Bonds, Suffolk County Issue, Series 1986, 7.375%,
                  7/01/16 (ETM)
           25  Dormitory Authority of the State of New York, Suffolk County, Lease      4/09 at 106.84     Baa1 (4)          33,126
                  Revenue Bonds, Judicial Facilities, Series 1991A, 9.500%, 4/15/14
                  (ETM)
          305  Erie County Tobacco Asset Securitization Corporation, New York,          7/10 at 101.00          AAA         328,253
                  Senior Tobacco Settlement Asset-Backed Bonds, Series 2000,
                  6.000%, 7/15/20 (Pre-refunded 7/15/10)
          960  Metropolitan Transportation Authority, New York, Commuter Facilities     5/09 at 101.00        A (4)         968,515
                  Revenue Bonds, Series 1997B, 5.000%, 7/01/20 - AMBAC Insured (ETM)
          480  Monroe Tobacco Asset Securitization Corporation, New York, Tobacco       6/10 at 101.00          AAA         508,075
                  Settlement Asset-Backed Bonds, Series 2000, 6.150%, 6/01/25
                  (Pre-refunded 6/01/10)
          410  New York City Industrial Development Agency, New York, Civic             7/10 at 102.00      N/R (4)         445,613
                  Facility Revenue Bonds, Special Needs Facilities Pooled Program,
                  Series 2000, 8.125%, 7/01/19 (Pre-refunded 7/01/10)
          555  New York State Thruway Authority, State Personal Income Tax Revenue      3/12 at 100.00      Aa3 (4)         612,387
                  Bonds, Series 2002A, 5.125%, 3/15/21 (Pre-refunded 3/15/12)
          750  Niagara Falls City School District, Niagara County, New York,            6/09 at 101.00     BBB- (4)         766,740
                  Certificates of Participation, High School Facility, Series 2000,
                  6.625%, 6/15/28 (Pre-refunded 6/15/09)
        1,000  Niagara Falls, Niagara County, New York, General Obligation Water          No Opt. Call       AA (4)       1,153,340
                  Treatment Plant Bonds, Series 1994, 7.250%, 11/01/11 - MBIA
                  Insured (Alternative Minimum Tax) (ETM)
        1,120  Yonkers Industrial Development Agency, New York, Revenue Bonds,          2/11 at 100.00     BBB- (4)       1,229,133
                  Community Development Properties - Yonkers Inc. Project, Series
                  2001A, 6.625%, 2/01/26 (Pre-refunded 2/01/11)
------------------------------------------------------------------------------------------------------------------------------------
        9,940  Total U.S. Guaranteed                                                                                     11,041,491
------------------------------------------------------------------------------------------------------------------------------------

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                           PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
               UTILITIES - 6.4% (6.4% OF TOTAL INVESTMENTS)
               Long Island Power Authority, New York, Electric System General
               Revenue Bonds, Series 2006A:
$       1,500     5.000%, 12/01/23 - FGIC Insured                                       6/16 at 100.00          AA-  $    1,498,350
        1,500     5.000%, 12/01/24 - FGIC Insured                                       6/16 at 100.00          AA-       1,490,235
          250  Long Island Power Authority, New York, Electric System General           6/16 at 100.00           A-         231,288
                  Revenue Bonds, Series 2006B, 5.000%, 12/01/35 - CIFG Insured
        1,000  Nassau County Industrial Development Authority, New York, Keyspan        6/13 at 100.00           A-         879,380
                  Glenwood Energy Project, Series 2003, 5.250%, 6/01/27
                  (Alternative Minimum Tax)
        1,500  New York State Energy Research and Development Authority, Pollution      3/11 at 100.00          AA-       1,456,260
                  Control Revenue Bonds, New York State Electric and Gas
                  Corporation, Series 2005A, 4.100%, 3/15/15 - MBIA Insured
          500  Niagara County Industrial Development Agency, New York, Solid Waste     11/11 at 101.00         Baa2         468,035
                  Disposal Facility Revenue Bonds, American Ref-Fuel Company of
                  Niagara LP, Series 2001A, 5.450%, 11/15/26 (Mandatory put
                  11/15/12) (Alternative Minimum Tax)
          250  Niagara County Industrial Development Agency, New York, Solid Waste     11/11 at 101.00         Baa2         228,845
                  Disposal Facility Revenue Bonds, American Ref-Fuel Company of
                  Niagara LP, Series 2001C, 5.625%, 11/15/24 (Mandatory put
                  11/15/14) (Alternative Minimum Tax)
        1,500  Power Authority of the State of New York, General Revenue Bonds,        11/10 at 100.00          Aa2       1,500,390
                  Series 2000A, 5.250%, 11/15/40
           25  Power Authority of the State of New York, General Revenue Bonds,        11/15 at 100.00          Aa2          26,817
                  Series 2006A, 5.000%, 11/15/19 - FGIC Insured
               Suffolk County Industrial Development Agency, New York, Revenue
                  Bonds, Nissequogue
               Cogeneration Partners Facility, Series 1998:
          860     5.300%, 1/01/13 (Alternative Minimum Tax)                             7/09 at 101.00          N/R         752,775
          575     5.500%, 1/01/23 (Alternative Minimum Tax)                             7/09 at 101.00          N/R         404,398
------------------------------------------------------------------------------------------------------------------------------------
        9,460  Total Utilities                                                                                            8,936,773
------------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER - 2.0% (2.0% OF TOTAL INVESTMENTS)
          415  New York City Municipal Water Finance Authority, New York, Water and     6/10 at 101.00          AAA         442,510
                  Sewerage System Revenue Bonds, Fiscal Series 2000B, 6.100%,
                  6/15/31 - MBIA Insured
        1,500  New York City Municipal Water Finance Authority, New York, Water and     6/11 at 101.00          AAA       1,623,225
                  Sewerage System Revenue Bonds, Fiscal Series 2001D,
                  5.500%, 6/15/17
          740  New York City Municipal Water Finance Authority, New York, Water and     6/12 at 100.00          AAA         773,455
                  Sewerage System Revenue Bonds, Fiscal Series 2003A,
                  5.375%, 6/15/19
------------------------------------------------------------------------------------------------------------------------------------
        2,655  Total Water and Sewer                                                                                      2,839,190
------------------------------------------------------------------------------------------------------------------------------------
$     135,540  Total Long-Term Municipal Bonds (cost $136,828,280) - 93.8%                                              131,076,776
=============-----------------------------------------------------------------------------------------------------------------------

    | Portfolio of INVESTMENTS March 31, 2009 (Unaudited)

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                           PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS - 6.1% (6.1% OF TOTAL INVESTMENTS)
               MUNICIPAL BONDS - 5.0% (5.0% OF TOTAL INVESTMENTS)
               TAX OBLIGATION/LIMITED - 5.0% (5.0% OF TOTAL INVESTMENTS)
        7,000  Metropolitan Transportation Authority, New York, Dedicated Tax Fund      7/09 at 100.00          A-1  $    7,000,000
                  Bonds, Variable Rate Demand Revenue Obligations, Series 2008A,
                  4.100%, 11/01/31 - FSA Insured (5)
------------------------------------------------------------------------------------------------------------------------------------

               EURO DOLLAR TIME DEPOSITS - 1.1% (1.1% OF TOTAL INVESTMENTS)
        1,480  State Street Bank Euro Dollar Time Deposit, 0.010%, 4/01/09                         N/A          N/A       1,479,902
------------------------------------------------------------------------------------------------------------------------------------
$       8,480  Total Short-Term Investments (cost $8,479,902)                                                             8,479,902
=============-----------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $145,308,182) - 99.9%                                                            139,556,678
               ---------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (1.0)%                                                                        (1,415,000)
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 1.1%                                                                       1,550,812
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                         $  139,692,490
               =====================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of March 31, 2009. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

N/A   Not applicable.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

NNP | Nuveen New York Performance Plus Municipal Fund, Inc.
    | Portfolio of INVESTMENTS March 31, 2009 (Unaudited)

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                           PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY - 0.2% (0.1% OF TOTAL INVESTMENTS)
$         685  New York City Industrial Development Agency, New York, Liberty           9/15 at 100.00          BB+  $      415,562
                  Revenue Bonds, IAC/InterActiveCorp, Series 2005, 5.000%, 9/01/35
------------------------------------------------------------------------------------------------------------------------------------

               CONSUMER STAPLES - 2.0% (1.3% OF TOTAL INVESTMENTS)
          540  New York Counties Tobacco Trust II, Tobacco Settlement Pass-Through      6/11 at 101.00          BBB         419,191
                  Bonds, Series 2001, 5.250%, 6/01/25
        1,000  New York Counties Tobacco Trust III, Tobacco Settlement Pass-Through     6/13 at 100.00          BBB         748,950
                  Bonds, Series 2003, 5.750%, 6/01/33
          500  Rensselaer Tobacco Asset Securitization Corporation, New York,           6/12 at 100.00          BBB         385,850
                  Tobacco Settlement Asset-Backed Bonds, Series 2001A, 5.200%,
                  6/01/25
               TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
        2,660     4.750%, 6/01/22                                                       6/16 at 100.00          BBB       1,968,214
          930     5.000%, 6/01/26                                                       6/16 at 100.00          BBB         645,783
------------------------------------------------------------------------------------------------------------------------------------
        5,630  Total Consumer Staples                                                                                     4,167,988
------------------------------------------------------------------------------------------------------------------------------------

               EDUCATION AND CIVIC ORGANIZATIONS - 20.0% (13.2% OF TOTAL
               INVESTMENTS)
          655  Albany Industrial Development Agency, New York, Revenue Bonds,           7/17 at 100.00          BBB         493,038
                  Albany Law School, Series 2007A, 5.000%, 7/01/31
          275  Albany Industrial Development Agency, New York, Revenue Bonds,           4/17 at 100.00          N/R         166,997
                  Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/37
        1,285  Cattaraugus County Industrial Development Agency, New York, Revenue      9/09 at 100.50         BBB-       1,218,784
                  Bonds, St. Bonaventure University, Series 1998B, 5.000%, 9/15/13
           90  Cattaraugus County Industrial Development Agency, New York, Revenue      5/16 at 100.00         BBB-          67,706
                  Bonds, St. Bonaventure University, Series 2006, 5.000%, 5/01/23
        1,000  Dormitory Authority of the State of New York, Consolidated Revenue         No Opt. Call          AAA       1,068,020
                  Bonds, City University System, Series 1993B, 6.000%, 7/01/14 -
                  FSA Insured
        2,815  Dormitory Authority of the State of New York, General Revenue Bonds,     7/17 at 100.00         BBB+       2,049,236
                  Manhattan College, Series 2007A, 5.000%, 7/01/41 - RAAI Insured
        2,120  Dormitory Authority of the State of New York, General Revenue Bonds,       No Opt. Call          AA-       2,385,212
                  New York University, Series 2001-1, 5.500%, 7/01/20 - AMBAC
                  Insured
        1,215  Dormitory Authority of the State of New York, Lease Revenue Bonds,       7/15 at 100.00          AA-       1,210,310
                  State University Dormitory Facilities, Series 2004A, 5.000%,
                  7/01/29 - MBIA Insured
          230  Dormitory Authority of the State of New York, Revenue Bonds, Fashion     7/10 at 101.00          AAA         240,863
                  Institute of Technology, Series 2000, 5.375%, 7/01/20 - FSA
                  Insured
        8,345  Dormitory Authority of the State of New York, Revenue Bonds,             7/09 at 101.00         BBB+       7,675,980
                  Marymount Manhattan College, Series 1999, 6.250%, 7/01/29 - RAAI
                  Insured
               Dormitory Authority of the State of New York, Revenue Bonds, Pratt
               Institute, Series 1999:
        1,250     6.000%, 7/01/20 - RAAI Insured                                        7/09 at 102.00         BBB+       1,186,675
        1,000     6.000%, 7/01/24 - RAAI Insured                                        7/09 at 102.00         BBB+         920,660
        3,810     6.000%, 7/01/28 - RAAI Insured                                        7/09 at 102.00         BBB+       3,426,676
        2,500  Dormitory Authority of the State of New York, Revenue Bonds, State         No Opt. Call          AA-       2,916,500
                  University Educational Facilities, Series 1993A, 5.875%, 5/15/17

    | Portfolio of INVESTMENTS March 31, 2009 (Unaudited)

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                           PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
               EDUCATION AND CIVIC ORGANIZATIONS (continued)
$       2,800  Dutchess County Industrial Development Agency, New York, Civic           8/17 at 100.00         Baa1  $    2,115,624
                  Facility Revenue Bonds, Bard College Project, Series 2007-A2,
                  4.500%, 8/01/36
          635  Hempstead Town Industrial Development Agency, New York, Revenue         10/15 at 100.00            A         577,018
                  Bonds, Adelphi University, Civic Facility Project, Series 2005,
                  5.000%, 10/01/35
               Monroe County Industrial Development Agency, New York, Civic
               Facility Revenue Bonds, St. John Fisher College, Series 1999:
        1,000     5.375%, 6/01/17 - RAAI Insured                                        6/09 at 102.00         BBB+         938,820
        2,365     5.375%, 6/01/24 - RAAI Insured                                        6/09 at 102.00         BBB+       2,039,860
          580  New York City Industrial Development Agency, New York, Civic            10/14 at 100.00           A-         488,470
                  Facility Revenue Bonds, St. Francis College, Series 2004, 5.000%,
                  10/01/34
          850  New York City Industrial Development Agency, New York, Civic             2/11 at 100.00           A-         856,358
                  Facility Revenue Bonds, YMCA of Greater New York, Series 2002,
                  5.250%, 8/01/21
        2,300  New York City Industrial Development Agency, New York, PILOT Revenue     1/17 at 100.00            A       1,711,315
                  Bonds, Queens Baseball Stadium Project, Series 2006, 4.750%,
                  1/01/42 - AMBAC Insured
        3,855  New York City Industrial Development Authority, New York, PILOT          9/16 at 100.00         BBB-       2,639,441
                  Revenue Bonds, Yankee Stadium Project, Series 2006, 4.500%,
                  3/01/39 - FGIC Insured
        5,000  New York State Dormitory Authority, Revenue Bonds, New York              7/17 at 100.00          Aa3       4,892,000
                  University, Series 2007, 5.000%, 7/01/32 - AMBAC Insured
          420  Seneca County Industrial Development Authority, New York, Revenue       10/17 at 100.00          BBB         285,760
                  Bonds, New York Chiropractic College, Series 2007, 5.000%,
                  10/01/27
------------------------------------------------------------------------------------------------------------------------------------
       46,395  Total Education and Civic Organizations                                                                   41,571,323
------------------------------------------------------------------------------------------------------------------------------------

               FINANCIALS - 1.1% (0.7% OF TOTAL INVESTMENTS)
        1,000  Liberty Development Corporation, New York, Goldman Sachs Headquarter       No Opt. Call           A1         832,920
                  Revenue Bonds, Series 2005, 5.250%, 10/01/35
        1,740  Liberty Development Corporation, New York, Goldman Sachs                   No Opt. Call           A1       1,484,568
                  Headquarters Revenue Bonds Series 2007, 5.500%, 10/01/37
------------------------------------------------------------------------------------------------------------------------------------
        2,740  Total Financials                                                                                           2,317,488
------------------------------------------------------------------------------------------------------------------------------------

               HEALTH CARE - 17.3% (11.4% OF TOTAL INVESTMENTS)
           50  Dormitory Authority of the State of New York, FHA-Insured Mortgage       8/09 at 100.50            A          47,076
                  Hospital Revenue Bonds, New York and Presbyterian Hospital,
                  Series 1998, 4.750%, 8/01/27 - AMBAC Insured
          630  Dormitory Authority of the State of New York, FHA-Insured Mortgage       8/09 at 101.00           AA         636,955
                  Hospital Revenue Bonds, St. James Mercy Hospital, Series 1998,
                  5.250%, 2/01/18
        1,235  Dormitory Authority of the State of New York, FHA-Insured Mortgage       2/15 at 100.00          AA-       1,178,783
                  Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%,
                  8/01/29 - FGIC Insured
        1,700  Dormitory Authority of the State of New York, FHA-Insured Revenue        2/15 at 100.00          AA-       1,707,310
                  Bonds, Montefiore Medical Center, Series 2005, 5.000%, 2/01/22 -
                  FGIC Insured
        4,500  Dormitory Authority of the State of New York, FHA-Insured Revenue        8/15 at 100.00           A-       4,098,555
                  Bonds, St. Lukes Roosevelt Hospital, Series 2005, 4.900%, 8/15/31
        3,750  Dormitory Authority of the State of New York, Revenue Bonds,             7/10 at 101.00         Baa1       3,774,788
                  Catholic Health Services of Long Island Obligated Group - St.
                  Catherine of Siena Medical Center, Series 2000A, 6.500%, 7/01/20
        8,000  Dormitory Authority of the State of New York, Revenue Bonds,             7/09 at 101.00          AA-       7,352,319
                  Catholic Health Services of Long Island Obligated Group - St.
                  Charles Hospital and Rehabilitation Center, Series 1999A, 5.500%,
                  7/01/22 - MBIA Insured
        1,200  Dormitory Authority of the State of New York, Revenue Bonds, Lenox       7/11 at 101.00          Ba1         845,364
                  Hill Hospital Obligated Group, Series 2001, 5.500%, 7/01/30

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                           PROVISIONS (2)   RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE (continued)
$       1,760  Dormitory Authority of the State of New York, Revenue Bonds,             7/16 at 100.00           AA  $    1,738,334
                  Memorial Sloan Kettering Cancer Center, Series 2008, Trust
                  3209, 14.073%, 7/01/35 (IF)
        3,400  Dormitory Authority of the State of New York, Revenue Bonds, Mount       7/10 at 101.00           A3       3,009,068
                  Sinai NYU Health Obligated Group, Series 2000A, 6.500%, 7/01/25
        2,925  Dormitory Authority of the State of New York, Revenue Bonds, New         8/14 at 100.00          AAA       3,148,353
                  York and Presbyterian Hospital, Series 2004A, 5.250%, 8/15/15 -
                  FSA Insured
        1,800  Dormitory Authority of the State of New York, Revenue Bonds, North      11/16 at 100.00           A3       1,519,506
                  Shore Long Island Jewish Obligated Group, Series 2005A, 5.000%,
                  11/01/34
        1,250  Dormitory Authority of the State of New York, Revenue Bonds, South       7/13 at 100.00         Baa1       1,098,363
                  Nassau Communities Hospital, Series 2003B, 5.500%, 7/01/23
          900  Dormitory Authority of the State of New York, Revenue Bonds,             7/13 at 100.00         Baa1         702,801
                  Winthrop-South Nassau University Hospital Association, Series
                  2003A, 5.500%, 7/01/32
               Madison County Industrial Development Agency, New York, Civic
               Facility Revenue Bonds, Oneida Health System, Series 2007A:
          710     5.250%, 2/01/27                                                         No Opt. Call         BBB-         537,392
          625     5.500%, 2/01/32                                                         No Opt. Call         BBB-         465,056
               New York City Health and Hospitals Corporation, New York, Health
               System Revenue Bonds, Series 2003A:
        1,000     5.250%, 2/15/21 - AMBAC Insured                                       2/13 at 100.00           A+       1,010,880
        1,250     5.250%, 2/15/22 - AMBAC Insured                                       2/13 at 100.00           A1       1,257,488
          730  New York City Industrial Development Agency, New York, Civic             7/12 at 100.00          Ba2         499,970
                  Facility Revenue Bonds, Staten Island University Hospital, Series
                  2001B, 6.375%, 7/01/31
          725  New York City Industrial Development Agency, New York, Civic             7/12 at 101.00          Ba2         501,707
                  Facility Revenue Bonds, Staten Island University Hospital, Series
                  2002C, 6.450%, 7/01/32
        1,100  Yonkers Industrial Development Agency, New York, Revenue Bonds, St.      7/11 at 101.00           B-         772,475
                  John's Riverside Hospital, Series 2001A, 7.125%, 7/01/31
------------------------------------------------------------------------------------------------------------------------------------
       39,240  Total Health Care                                                                                         35,902,543
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/MULTIFAMILY - 6.1% (4.0% OF TOTAL INVESTMENTS)
        4,530  New York City Housing Development Corporation, New York, Capital         7/15 at 100.00          AA+       4,539,287
                  Fund Program Revenue Bonds, Series 2008, 5.000%, 7/01/25 - FGIC
                  Insured (UB)
               New York City Housing Development Corporation, New York, Multifamily
               Housing Revenue Bonds, Series 2001A:
        1,610     5.500%, 11/01/31                                                      5/11 at 101.00           AA       1,593,498
        2,000     5.600%, 11/01/42                                                      5/11 at 101.00           AA       1,964,240
               New York City Housing Development Corporation, New York, Multifamily
               Housing Revenue Bonds, Series 2002A:
          910     5.375%, 11/01/23 (Alternative Minimum Tax)                            5/12 at 100.00           AA         911,620
          450     5.500%, 11/01/34 (Alternative Minimum Tax)                            5/12 at 100.00           AA         415,229
        1,500  New York City Housing Development Corporation, New York, Multifamily     5/14 at 100.00           AA       1,480,860
                  Housing Revenue Bonds, Series 2004A, 5.250%, 11/01/30
          690  New York State Housing Finance Agency, Affordable Housing Revenue,      11/17 at 100.00          Aa2         630,246
                  Series 2007A, 5.250%, 11/01/38 (Alternative Minimum Tax)
        1,100  New York State Housing Finance Agency, Secured Mortgage Program          8/09 at 101.00          Aa1       1,113,662
                  Multifamily Housing Revenue Bonds, Series 1999I, 6.200%, 2/15/20
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       12,790  Total Housing/Multifamily                                                                                 12,648,642
------------------------------------------------------------------------------------------------------------------------------------

    | Portfolio of INVESTMENTS March 31, 2009 (Unaudited)

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                           PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
               HOUSING/SINGLE FAMILY - 5.7% (3.8% OF TOTAL INVESTMENTS)
$         835  New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds,        4/17 at 100.00          Aa1  $      749,404
                  2007 Series 145, 5.125%, 10/01/37 (Alternative Minimum Tax)
        2,295  New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds,        4/15 at 100.00          Aa1       1,987,057
                  Series 130, 4.650%, 4/01/27 (Alternative Minimum Tax)
          880  New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds,       10/17 at 100.00          Aa1         809,547
                  Series 148, 2007, 5.200%, 10/01/32 (Alternative Minimum Tax)
        1,250  New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds,        9/09 at 100.50          Aa1       1,260,463
                  Series 73A, 5.250%, 10/01/17 (Alternative Minimum Tax)
          310  New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds,       10/09 at 100.00          Aa1         292,522
                  Series 82, 5.650%, 4/01/30 (Alternative Minimum Tax)
        5,325  New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds,        4/11 at 100.00          Aa1       5,127,869
                  Series 97, 5.500%, 4/01/31 (Alternative Minimum Tax)
        1,660  New York State Mortgage Agency, Mortgage Revenue Bonds, Thirty-Third     4/13 at 101.00          Aaa       1,581,598
                  Series A, 4.750%, 4/01/23 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       12,555  Total Housing/Single Family                                                                               11,808,460
------------------------------------------------------------------------------------------------------------------------------------

               LONG-TERM CARE - 7.1% (4.7% OF TOTAL INVESTMENTS)
        2,650  Dormitory Authority of the State of New York, FHA-Insured Mortgage       8/09 at 100.00           AA       2,650,610
                  Nursing Home Revenue Bonds, Hebrew Home for the Aged at
                  Riverdale, Series 1997, 6.125%, 2/01/37
        1,100  Dormitory Authority of the State of New York, GNMA Collateralized        2/17 at 103.00           A-       1,033,164
                  Revenue Bonds, Cabrini of Westchester Project, Series 2006,
                  5.200%, 2/15/41
          645  Dormitory Authority of the State of New York, Non-State Supported       11/16 at 100.00          Aa3         601,972
                  Debt, Ozanam Hall of Queens Nursing Home Revenue Bonds, Series
                  2006, 5.000%, 11/01/31
        1,375  Dormitory Authority of the State of New York, Revenue Bonds, Miriam      7/10 at 102.00          BBB       1,117,889
                  Osborn Memorial Home Association, Series 2000B, 6.375%, 7/01/29 -
                  ACA Insured
               Dormitory Authority of the State of New York, Revenue Bonds,
               Providence Rest, Series 2005:
           50     5.125%, 7/01/30 - ACA Insured                                         7/15 at 100.00          N/R          29,516
          425     5.000%, 7/01/35 - ACA Insured                                         7/15 at 100.00          N/R         230,150
        1,350  New York City Industrial Development Agency, New York, Civic             7/11 at 101.00          N/R       1,241,001
                  Facility Revenue Bonds, Special Needs Facilities Pooled Program,
                  Series 2001A-1, 7.250%, 7/01/16
               New York City Industrial Development Agency, New York, Civic
               Facility Revenue Bonds, Special Needs Facilities Pooled
               Program, Series 2008A-1:
        1,965     5.500%, 7/01/18                                                       7/16 at 101.00          N/R       1,576,834
          755     5.800%, 7/01/23                                                       7/16 at 101.00          N/R         572,184
           75  New York State Medical Care Facilities Finance Agency, FHA-Insured       8/09 at 100.00          AA+          75,233
                  Mortgage Hospital and Nursing Home Revenue Bonds, Series 1995C,
                  6.100%, 8/15/15
        2,755  Oswego County Industrial Development Agency, New York, FHA-Insured       8/09 at 101.00          AA+       2,652,101
                  Mortgage Assisted Civic Facility Revenue Bonds, Bishop Commons
                  Inc., Series 1999A, 5.375%, 2/01/49
          340  Suffolk County Industrial Development Agency, New York, Civic            7/16 at 101.00          N/R         257,672
                  Facility Revenue Bonds, Special Needs Facilities Pooled Program,
                  Series 2008-B1, 5.800%, 7/01/23
        2,705  Syracuse Housing Authority, New York, FHA-Insured Mortgage Revenue       8/09 at 101.00          AAA       2,738,731
                  Bonds, Loretto Rest Residential Healthcare Facility, Series
                  1997A, 5.600%, 8/01/17
------------------------------------------------------------------------------------------------------------------------------------
       16,190  Total Long-Term Care                                                                                      14,777,057
------------------------------------------------------------------------------------------------------------------------------------

               MATERIALS - 0.2% (0.1% OF TOTAL INVESTMENTS)
          575  Jefferson County Industrial Development Agency, New York, Solid         12/13 at 100.00          BBB         380,558
                  Waste Disposal Revenue Bonds, International Paper Company
                  Project, Series 2003A, 5.200%, 12/01/20 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                           PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL - 10.9% (7.2% OF TOTAL INVESTMENTS)
$       3,000  New York City, New York, General Obligation Bonds, Fiscal Series         9/15 at 100.00           AA  $    3,088,230
                  2005F-1, 5.000%, 9/01/19 - SYNCORA GTY Insured
        6,400  New York City, New York, General Obligation Bonds, Fiscal Series         6/16 at 100.00           AA       6,393,920
                  2006J-1, 5.000%, 6/01/25 (UB)
       10,000  New York City, New York, General Obligation Bonds, Fiscal Series        12/17 at 100.00           AA      10,023,600
                  2007D-1, 5.125%, 12/01/26 (UB)
          450  New York City, New York, General Obligation Bonds, Series 2008,          8/14 at 100.00           AA         606,654
                  Trust 3217, 18.316%, 8/15/16 (IF)
          835  New York City, New York, General Obligation Bonds, Tender Option        11/14 at 100.00          AAA         923,151
                  Bond Trust 1198, 9.048%, 11/01/19 - FSA Insured (IF)
               Oneida County, New York, General Obligation Public Improvement
               Bonds, Series 2000:
          200     5.375%, 4/15/18 - MBIA Insured                                        4/09 at 102.00          AA-         204,578
          200     5.375%, 4/15/19 - MBIA Insured                                        4/09 at 102.00          AA-         204,578
               United Nations Development Corporation, New York, Senior Lien
               Revenue Bonds, Series 2004A:
          750     5.250%, 7/01/23                                                       5/09 at 100.00           A3         749,993
          500     5.250%, 7/01/24                                                       5/09 at 100.00           A3         499,965
------------------------------------------------------------------------------------------------------------------------------------
       22,335  Total Tax Obligation/General                                                                              22,694,669
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/LIMITED - 34.8% (22.9% OF TOTAL INVESTMENTS)
        2,400  Battery Park City Authority, New York, Senior Revenue Bonds, Series     11/13 at 100.00          AAA       2,517,240
                  2003A, 5.000%, 11/01/23
               Dormitory Authority of the State of New York, Lease Revenue
               Bonds, Nassau County Board of Cooperative Educational
               Services, Series 2001A:
        1,265     5.250%, 8/15/17 - FSA Insured                                         8/11 at 100.00          AAA       1,349,945
        1,385     5.250%, 8/15/18 - FSA Insured                                         8/11 at 100.00          AAA       1,455,469
        1,000  Dormitory Authority of the State of New York, Revenue Bonds, Mental      2/15 at 100.00          AA-         989,940
                  Health Services Facilities Improvements, Series 2005D-1, 5.000%,
                  8/15/23 - FGIC Insured
          690  Dormitory Authority of the State of New York, State Personal Income      3/15 at 100.00          AAA         728,626
                  Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 - FSA Insured
               Metropolitan Transportation Authority, New York, Dedicated Tax Fund
               Bonds, Series 2002A:
        5,000     5.250%, 11/15/25 - FSA Insured                                       11/12 at 100.00          AAA       5,058,800
        2,500     5.000%, 11/15/30                                                     11/12 at 100.00           AA       2,425,925
               Metropolitan Transportation Authority, New York, State Service
               Contract Refunding Bonds, Series 2002A:
        2,175     5.750%, 7/01/18                                                         No Opt. Call          AA-       2,400,330
        2,000     5.125%, 1/01/29                                                       7/12 at 100.00          AA-       1,917,140
        1,300     5.000%, 7/01/30 - AMBAC Insured                                       7/12 at 100.00          AA-       1,265,056
        1,680  Monroe Newpower Corporation, New York, Power Facilities Revenue          1/13 at 102.00          BBB       1,090,337
                  Bonds, Series 2003, 5.500%, 1/01/34
               New York City Sales Tax Asset Receivable Corporation, New York,
               Dedicated Revenue Bonds, Local Government Assistance
               Corporation, Series 2008:
        2,670     5.000%, 10/15/25 - MBIA Insured (UB)                                 10/14 at 100.00          AAA       2,746,896
        2,125     5.000%, 10/15/26 - MBIA Insured (UB)                                 10/14 at 100.00          AAA       2,173,408
        2,475     5.000%, 10/15/29 - AMBAC Insured (UB)                                10/14 at 100.00          AAA       2,499,973
        3,100  New York City Transitional Finance Authority, New York, Building Aid     1/17 at 100.00          AA-       2,965,088
                  Revenue Bonds, Fiscal Series 2007S-2, 5.000%, 1/15/28 - FGIC
                  Insured
        2,665  New York City Transitional Finance Authority, New York, Future Tax       2/13 at 100.00          AAA       2,723,230
                  Secured Bonds, Fiscal Series 2003E, 5.000%, 2/01/23
        3,640  New York City Transitional Finance Authority, New York, Future Tax      11/17 at 100.00          AAA       3,675,272
                  Secured Bonds, Fiscal Series 2007C-1, 5.000%, 11/01/27

    | Portfolio of INVESTMENTS March 31, 2009 (Unaudited)

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                           PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED (continued)
$       1,000  New York State Environmental Facilities Corporation, Infrastructure      3/14 at 100.00          AA-  $    1,020,450
                  Revenue Bonds, Series 2003A, 5.000%, 3/15/21
        5,000  New York State Environmental Facilities Corporation, State Personal     12/17 at 100.00          AAA       5,052,400
                  Income Tax Revenue Bonds, Series 2008A, 5.000%, 12/15/27 (UB)
        2,030  New York State Housing Finance Agency, State Personal Income Tax         9/15 at 100.00          AAA       1,977,179
                  Revenue Bonds, Economic Development and Housing, Series 2006A,
                  5.000%, 3/15/36
        1,100  New York State Thruway Authority, General Revenue Bonds, Series          7/15 at 100.00          AAA       1,084,545
                  2005G, 5.000%, 1/01/30 - FSA Insured (UB)
        1,000  New York State Thruway Authority, Highway and Bridge Trust Fund         10/15 at 100.00           AA       1,038,930
                  Bonds, Second General, Series 2005B, 5.000%, 4/01/21 - AMBAC
                  Insured
        1,400  New York State Thruway Authority, Highway and Bridge Trust Fund            No Opt. Call           AA       2,036,104
                  Bonds, Series 2005B, Trust 2800, 19.498%, 4/01/20 - AMBAC Insured
                  (IF)
        2,800  New York State Thruway Authority, Highway and Bridge Trust Fund         10/17 at 100.00           AA       2,790,116
                  Bonds, Series 2007, 5.000%, 4/01/27
        4,285  New York State Thruway Authority, State Personal Income Tax Revenue      3/12 at 100.00          AAA       4,406,737
                  Bonds, Series 2002A, 5.125%, 3/15/21
        6,700  New York State Tobacco Settlement Financing Corporation, Tobacco         6/13 at 100.00          AA-       6,741,271
                  Settlement Asset-Backed and State Contingency Contract-Backed
                  Bonds, Series 2003A-1, 5.250%, 6/01/20 - AMBAC Insured
        3,000  New York State Tobacco Settlement Financing Corporation, Tobacco         6/13 at 100.00          AA-       3,031,650
                  Settlement Asset-Backed and State Contingency Contract-Backed
                  Bonds, Series 2003B-1C, 5.500%, 6/01/21
        3,595  New York State Urban Development Corporation, Service Contract             No Opt. Call          AA-       3,728,842
                  Revenue Bonds, Correctional and Youth Facilities, Series 2002A,
                  5.500%, 1/01/17 (Mandatory put 1/01/11)
        1,300  New York State Urban Development Corporation, State Personal Income      3/15 at 100.00          AAA       1,299,974
                  Tax Revenue Bonds, Series 2005B, 5.000%, 3/15/30 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
       71,280  Total Tax Obligation/Limited                                                                              72,190,873
------------------------------------------------------------------------------------------------------------------------------------

               TRANSPORTATION - 10.4% (6.9% OF TOTAL INVESTMENTS)
          810  Albany Parking Authority, New York, Revenue Bonds, Series 2001B,        10/11 at 101.00         BBB+         862,448
                  5.250%, 10/15/12
        1,500  Metropolitan Transportation Authority, New York, Transportation            No Opt. Call          AA-       1,595,775
                  Revenue Bonds, Series 2003A, 5.000%, 11/15/15 - FGIC Insured
        1,900  New York City Industrial Development Agency, New York, Special           6/09 at 102.00          Ba1         914,223
                  Facilities Revenue Bonds, British Airways PLC, Series 1998,
                  5.250%, 12/01/32 (Alternative Minimum Tax)
          215  New York State Thruway Authority, General Revenue Bonds, Series          1/15 at 100.00           A+         206,400
                  2005F, 5.000%, 1/01/30 -  AMBAC Insured
        1,000  Niagara Frontier Airport Authority, New York, Airport Revenue Bonds,     4/09 at 101.00          AA-         868,640
                  Buffalo Niagara International Airport, Series 1999A, 5.625%,
                  4/01/29 - MBIA Insured (Alternative Minimum Tax)
               Port Authority of New York and New Jersey, Consolidated Revenue
               Bonds, One Hundred Fortieth Series 2005:
        2,300     5.000%, 12/01/28 - SYNCORA GTY Insured                                6/15 at 101.00          AA-       2,307,498
        1,080     5.000%, 12/01/31 - SYNCORA GTY Insured                                6/15 at 101.00          AA-       1,074,125
          770  Port Authority of New York and New Jersey, Consolidated Revenue          8/17 at 100.00          AAA         758,173
                  Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 17.447%,
                  8/15/32 - FSA Insured (IF)
        2,040  Puerto Rico Ports Authority, Special Facilities Revenue Bonds,           6/09 at 100.00         CCC+         805,066
                  American Airlines Inc., Series 1996A, 6.250%, 6/01/26
                  (Alternative Minimum Tax)
        2,000  Triborough Bridge and Tunnel Authority, New York, General Purpose        1/12 at 100.00          Aa2       2,068,340
                  Revenue Bonds, Series 2001A, 5.000%, 1/01/19

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                           PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TRANSPORTATION (continued)
$       5,750  Triborough Bridge and Tunnel Authority, New York, General Purpose       11/12 at 100.00          Aa2  $    5,920,314
                  Revenue Refunding Bonds, Series 2002B, 5.000%, 11/15/21
        2,400  Triborough Bridge and Tunnel Authority, New York, Subordinate Lien      11/12 at 100.00          AA-       2,462,328
                  General Purpose Revenue Refunding Bonds, Series 2002E, 5.250%,
                  11/15/22 - MBIA Insured
        1,750  Triborough Bridge and Tunnel Authority, New York, Subordinate Lien      11/18 at 100.00          AA-       1,686,633
                  General Purpose Revenue Refunding Bonds, Tender Option Bond Trust
                  1184, 9.236%, 11/15/33 (IF)
------------------------------------------------------------------------------------------------------------------------------------
       23,515  Total Transportation                                                                                      21,529,963
------------------------------------------------------------------------------------------------------------------------------------

               U.S. GUARANTEED - 20.5% (13.5% OF TOTAL INVESTMENTS) (4)
        1,500  Albany Industrial Development Agency, New York, Revenue Bonds,          12/09 at 101.00     BBB+ (4)       1,578,870
                  Albany Law School, Series 1999A, 6.750%, 12/01/29 (Pre-refunded
                  12/01/09) - RAAI Insured
        1,520  Dormitory Authority of the State of New York, FHA-Insured Nursing        2/13 at 102.00          Aaa       1,757,105
                  Home Mortgage Revenue Bonds, Shorefront Jewish Geriatric Center
                  Inc., Series 2002, 5.200%, 2/01/32 (Pre-refunded 2/01/13)
               Dormitory Authority of the State of New York, Improvement Revenue
               Bonds, Mental Health Services Facilities, Series 2000D:
           25     5.875%, 2/15/18 (Pre-refunded 8/15/10) - FSA Insured                  8/10 at 100.00      Aa3 (4)          26,793
           10     5.875%, 2/15/18 (Pre-refunded 8/15/10) - FSA Insured                  8/10 at 100.00          AAA          10,713
          155     5.875%, 2/15/18 (Pre-refunded 8/15/10) - FSA Insured                  8/10 at 100.00          AAA         166,115
           20     5.875%, 2/15/19 (Pre-refunded 8/15/10) - FSA Insured                  8/10 at 100.00      Aa3 (4)          21,434
           10     5.875%, 2/15/19 (Pre-refunded 8/15/10) - FSA Insured                  8/10 at 100.00          AAA          10,713
          155     5.875%, 2/15/19 (Pre-refunded 8/15/10) - FSA Insured                  8/10 at 100.00          AAA         166,115
           25     5.875%, 8/15/19 (Pre-refunded 8/15/10) - FSA Insured                  8/10 at 100.00      Aa3 (4)          26,793
           15     5.875%, 8/15/19 (Pre-refunded 8/15/10) - FSA Insured                  8/10 at 100.00          AAA          16,069
          180     5.875%, 8/15/19 (Pre-refunded 8/15/10) - FSA Insured                  8/10 at 100.00          AAA         192,908
        1,000  Dormitory Authority of the State of New York, Revenue Bonds,             7/12 at 100.00          AAA       1,133,520
                  Columbia University, Series 2002B, 5.375%, 7/01/19 (Pre-refunded
                  7/01/12)
          350  Dormitory Authority of the State of New York, Revenue Bonds, Fashion     7/10 at 101.00          AAA         374,595
                  Institute of Technology, Series 2000, 5.375%, 7/01/20
                  (Pre-refunded 7/01/10) - FSA Insured
          765  Erie County Tobacco Asset Securitization Corporation, New York,          7/10 at 101.00          AAA         823,324
                  Senior Tobacco Settlement Asset-Backed Bonds, Series 2000,
                  6.000%, 7/15/20 (Pre-refunded 7/15/10)
        5,000  Metropolitan Transportation Authority, New York, Dedicated Tax Fund     10/15 at 100.00          AAA       5,712,500
                  Bonds, Series 1998A, 4.500%, 4/01/18 (Pre-refunded 10/01/15) -
                  FGIC Insured
          525  Monroe Tobacco Asset Securitization Corporation, New York, Tobacco       6/10 at 101.00          AAA         555,707
                  Settlement Asset-Backed Bonds, Series 2000, 6.150%, 6/01/25
                  (Pre-refunded 6/01/10)
        2,500  Nassau County Tobacco Settlement Corporation, New York, Tobacco          7/09 at 101.00          AAA       2,568,000
                  Settlement Asset-Backed Bonds, Series 1999A, 6.500%, 7/15/27
                  (Pre-refunded 7/15/09)
        1,040  New York City Industrial Development Agency, New York, Civic             7/10 at 102.00      N/R (4)       1,130,334
                  Facility Revenue Bonds, Special Needs Facilities Pooled Program,
                  Series 2000, 8.125%, 7/01/19 (Pre-refunded 7/01/10)
        1,000  New York City Trust for Cultural Resources, New York, Revenue Bonds,     7/09 at 101.00          AAA       1,023,560
                  American Museum of Natural History, Series 1999A, 5.750%, 7/01/29
                  (Pre-refunded 7/01/09) - AMBAC Insured
        2,215  New York State Thruway Authority, State Personal Income Tax Revenue      3/12 at 100.00      Aa3 (4)       2,444,031
                  Bonds, Series 2002A, 5.125%, 3/15/21 (Pre-refunded 3/15/12)
        2,950  New York State Urban Development Corporation, State Personal Income      3/13 at 100.00          AAA       3,329,429
                  Tax Revenue Bonds, Series 2003B, 5.000%, 3/15/22 (Pre-refunded
                  3/15/13)
        2,095  Niagara Falls, Niagara County, New York, General Obligation Water          No Opt. Call       AA (4)       2,185,944
                  Treatment Plant Bonds, Series 1994, 8.000%, 11/01/09 - MBIA
                  Insured (Alternative Minimum Tax) (ETM)
        1,600  Triborough Bridge and Tunnel Authority, New York, General Purpose          No Opt. Call          AAA       1,772,224
                  Revenue Bonds, Series 1993B, 5.000%, 1/01/20 (ETM)

    | Portfolio of INVESTMENTS March 31, 2009 (Unaudited)

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                           PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED (4) (continued)
$       7,500  Triborough Bridge and Tunnel Authority, New York, General Purpose        1/22 at 100.00          AAA  $    8,874,522
                  Revenue Bonds, Series 1999B, 5.500%, 1/01/30 (Pre-refunded
                  1/01/22)
        3,480  Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan      10/10 at 101.00     BBB+ (4)       3,809,278
                  Note, Series 1999A, 6.500%, 10/01/24 (Pre-refunded 10/01/10)
        2,520  Yonkers Industrial Development Agency, New York, Revenue Bonds,          2/11 at 100.00     BBB- (4)       2,765,549
                  Community Development Properties - Yonkers Inc. Project, Series
                  2001A, 6.625%, 2/01/26 (Pre-refunded 2/01/11)
------------------------------------------------------------------------------------------------------------------------------------
       38,155  Total U.S. Guaranteed                                                                                     42,476,145
------------------------------------------------------------------------------------------------------------------------------------

               UTILITIES - 8.5% (5.6% OF TOTAL INVESTMENTS)
               Long Island Power Authority, New York, Electric System General
               Revenue Bonds, Series 2006A:
        3,100     5.000%, 12/01/23 - FGIC Insured                                       6/16 at 100.00          AA-       3,096,590
        3,100     5.000%, 12/01/24 - FGIC Insured                                       6/16 at 100.00          AA-       3,079,819
        2,300  Nassau County Industrial Development Authority, New York, Keyspan        6/13 at 100.00           A-       2,022,574
                  Glenwood Energy Project, Series 2003, 5.250%, 6/01/27
                  (Alternative Minimum Tax)
        2,000  Niagara County Industrial Development Agency, New York, Solid Waste     11/11 at 101.00         Baa2       1,785,220
                  Disposal Facility Revenue Refunding Bonds, American Ref-Fuel
                  Company of Niagara LP, Series 2001D, 5.550%, 11/15/24 (Mandatory
                  put 11/15/15)
        4,000  Power Authority of the State of New York, General Revenue Bonds,        11/10 at 100.00          Aa2       4,001,040
                  Series 2000A, 5.250%, 11/15/40
          820  Power Authority of the State of New York, General Revenue Bonds,        11/15 at 100.00          Aa2         879,581
                  Series 2006A, 5.000%, 11/15/19 - FGIC Insured
        4,000  Suffolk County Industrial Development Agency, New York, Revenue          7/09 at 101.00          N/R       2,813,200
                  Bonds, Nissequogue Cogeneration Partners Facility, Series 1998,
                  5.500%, 1/01/23 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       19,320  Total Utilities                                                                                           17,678,024
------------------------------------------------------------------------------------------------------------------------------------

               WATER AND SEWER - 6.2% (4.1% OF TOTAL INVESTMENTS)
        2,495  New York City Municipal Water Finance Authority, New York, Water and     6/10 at 101.00          AAA       2,660,394
                  Sewerage System Revenue Bonds, Fiscal Series 2000B, 6.100%,
                  6/15/31 - MBIA Insured
        2,000  New York City Municipal Water Finance Authority, New York, Water and     6/11 at 101.00          AAA       2,164,300
                  Sewerage System Revenue Bonds, Fiscal Series 2001D, 5.500%,
                  6/15/17
        2,225  New York City Municipal Water Finance Authority, New York, Water and     6/12 at 100.00          AAA       2,325,592
                  Sewerage System Revenue Bonds, Fiscal Series 2003A, 5.375%,
                  6/15/19
               New York State Environmental Facilities Corporation, State Clean
               Water and Drinking Water Revolving Funds Revenue Bonds, Pooled
               Loan Issue, Series 2002F:
        1,345     5.250%, 11/15/19                                                     11/12 at 100.00          AAA       1,417,522
        4,060     5.250%, 11/15/20                                                     11/12 at 100.00          AAA       4,251,835
------------------------------------------------------------------------------------------------------------------------------------
       12,125  Total Water and Sewer                                                                                     12,819,643
------------------------------------------------------------------------------------------------------------------------------------
$     323,530  Total Long-Term Municipal Bonds (cost $326,353,114) - 151.0%                                             313,378,938
=============-----------------------------------------------------------------------------------------------------------------------

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                           PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
               SHORT-TERM MUNICIPAL BONDS - 0.7% (0.5% OF TOTAL INVESTMENTS)
               TAX OBLIGATION/LIMITED - 0.7% (0.5% OF TOTAL INVESTMENTS)
$       1,500  Metropolitan Transportation Authority, New York, Dedicated Tax Fund      7/09 at 100.00          A-1  $    1,500,000
                  Bonds, Variable Rate Demand Revenue Obligations, Series 2008A,
                  4.100%, 11/01/31 - FSA Insured (5)
=============-----------------------------------------------------------------------------------------------------------------------
               Total Short-Term Municipal Bonds (cost $1,500,000)                                                         1,500,000
               ---------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $327,853,114) - 151.7%                                                           314,878,938
               ---------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (11.5)%                                                                      (23,810,000)
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 2.0%                                                                       4,143,578
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (42.2)% (6)                                                     (87,650,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                         $  207,562,516
               =====================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of March 31, 2009. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(6) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 27.8%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

NAN | Nuveen New York Dividend Advantage Municipal Fund
    | Portfolio of INVESTMENTS March 31, 2009 (Unaudited)

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                           PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY - 2.2% (1.4% OF TOTAL INVESTMENTS)
$         500  New York City Industrial Development Agency, New York, Liberty           9/15 at 100.00          BB+  $      303,330
                  Revenue Bonds, IAC/InterActiveCorp, Series 2005, 5.000%, 9/01/35
        3,600  Seneca Nation of Indians Capital Improvements Authority, New York,       6/17 at 100.00           BB       2,294,280
                  Special Obligation Bonds, Series 2007A, 5.000%, 12/01/23
------------------------------------------------------------------------------------------------------------------------------------
        4,100  Total Consumer Discretionary                                                                               2,597,610
------------------------------------------------------------------------------------------------------------------------------------

               CONSUMER STAPLES - 2.1% (1.4% OF TOTAL INVESTMENTS)
          355  New York Counties Tobacco Trust II, Tobacco Settlement Pass-Through      6/11 at 101.00          BBB         275,579
                  Bonds, Series 2001, 5.250%, 6/01/25
          835  Puerto Rico, The Children's Trust Fund, Tobacco Settlement               5/12 at 100.00          BBB         594,704
                  Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
          285  Rensselaer Tobacco Asset Securitization Corporation, New York,           6/12 at 100.00          BBB         219,935
                  Tobacco Settlement Asset-Backed Bonds, Series 2001A, 5.200%,
                  6/01/25
               TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
          895     4.750%, 6/01/22                                                       6/16 at 100.00          BBB         662,237
        1,125     5.000%, 6/01/26                                                       6/16 at 100.00          BBB         781,189
------------------------------------------------------------------------------------------------------------------------------------
        3,495  Total Consumer Staples                                                                                     2,533,644
------------------------------------------------------------------------------------------------------------------------------------

               EDUCATION AND CIVIC ORGANIZATIONS - 19.2% (12.7% OF TOTAL
               INVESTMENTS)
          380  Albany Industrial Development Agency, New York, Revenue Bonds,           7/17 at 100.00          BBB         286,037
                  Albany Law School, Series 2007A, 5.000%, 7/01/31
          160  Albany Industrial Development Agency, New York, Revenue Bonds,           4/17 at 100.00          N/R          97,162
                  Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/37
          120  Cattaraugus County Industrial Development Agency, New York, Revenue      5/16 at 100.00         BBB-          90,275
                  Bonds, St. Bonaventure University, Series 2006, 5.000%, 5/01/23
        1,635  Dormitory Authority of the State of New York, General Revenue            7/17 at 100.00         BBB+       1,190,231
                  Bonds, Manhattan College, Series 2007A, 5.000%, 7/01/41 - RAAI
                  Insured
        1,000  Dormitory Authority of the State of New York, Lease Revenue Bonds,         No Opt. Call          AA-       1,055,150
                  State University Dormitory Facilities, Series 2003B, 5.250%,
                  7/01/32 (Mandatory put 7/01/13) - SYNCORA GTY Insured
          705  Dormitory Authority of the State of New York, Lease Revenue Bonds,       7/15 at 100.00          AA-         702,279
                  State University Dormitory Facilities, Series 2004A, 5.000%,
                  7/01/29 - MBIA Insured
          195  Dormitory Authority of the State of New York, Revenue Bonds,             7/10 at 101.00          AAA         204,210
                  Fashion Institute of Technology, Series 2000, 5.375%, 7/01/20 -
                  FSA Insured
        1,250  Dormitory Authority of the State of New York, Revenue Bonds,             7/09 at 101.00         BBB+       1,149,788
                  Marymount Manhattan College, Series 1999, 6.250%, 7/01/29 - RAAI
                  Insured
               Dormitory Authority of the State of New York, Revenue Bonds, Pratt
               Institute, Series 1999:
        1,750     6.000%, 7/01/20 - RAAI Insured                                        7/09 at 102.00         BBB+       1,661,345
          750     6.000%, 7/01/28 - RAAI Insured                                        7/09 at 102.00         BBB+         674,543
        1,630  Dutchess County Industrial Development Agency, New York, Civic           8/17 at 100.00         Baa1       1,231,595
                  Facility Revenue Bonds, Bard College Project, Series 2007-A2,
                  4.500%, 8/01/36
          370  Hempstead Town Industrial Development Agency, New York, Revenue         10/15 at 100.00            A         336,215
                  Bonds, Adelphi University, Civic Facility Project, Series 2005,
                  5.000%, 10/01/35

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                           PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
               EDUCATION AND CIVIC ORGANIZATIONS (continued)
               Kenmore Housing Authority, New York, Revenue Bonds, State
               University of New York at Buffalo Student Apartment Project,
               Series 1999A:
$       3,050     5.500%, 8/01/19 - RAAI Insured                                        8/09 at 102.00           A3  $    2,810,880
        2,750     5.500%, 8/01/24 - RAAI Insured                                        8/09 at 102.00           A3       2,401,878
        3,070  Monroe County Industrial Development Agency, New York, Civic             6/09 at 102.00         BBB+       2,647,936
                  Facility Revenue Bonds, St. John Fisher College, Series 1999,
                  5.375%, 6/01/24 - RAAI Insured
          330  New York City Industrial Development Agency, New York, Civic            10/14 at 100.00           A-         277,923
                  Facility Revenue Bonds, St. Francis College, Series 2004,
                  5.000%, 10/01/34
        1,800  New York City Industrial Development Agency, New York, Civic             2/11 at 100.00           A-       1,813,464
                  Facility Revenue Bonds, YMCA of Greater New York, Series 2002,
                  5.250%, 8/01/21
        1,630  New York City Industrial Development Agency, New York, PILOT             1/17 at 100.00            A       1,212,802
                  Revenue Bonds, Queens Baseball Stadium Project, Series 2006,
                  4.750%, 1/01/42 - AMBAC Insured
        2,240  New York City Industrial Development Authority, New York, PILOT          9/16 at 100.00         BBB-       1,533,683
                  Revenue Bonds, Yankee Stadium Project, Series 2006, 4.500%,
                  3/01/39 - FGIC Insured
        1,500  Niagara County Industrial Development Agency, New York, Civic           11/11 at 101.00         BBB+       1,312,635
                  Facility Revenue Bonds, Niagara University, Series 2001A,
                  5.350%, 11/01/23 - RAAI Insured
          245  Seneca County Industrial Development Authority, New York, Revenue       10/17 at 100.00          BBB         166,693
                  Bonds, New York Chiropractic College, Series 2007, 5.000%,
                  10/01/27
------------------------------------------------------------------------------------------------------------------------------------
       26,560  Total Education and Civic Organizations                                                                   22,856,724
------------------------------------------------------------------------------------------------------------------------------------

               FINANCIALS - 2.0% (1.3% OF TOTAL INVESTMENTS)
        1,100  Liberty Development Corporation, New York, Goldman Sachs                   No Opt. Call           A1         916,212
                  Headquarter Revenue Bonds, Series 2005, 5.250%, 10/01/35
        1,740  Liberty Development Corporation, New York, Goldman Sachs                   No Opt. Call           A1       1,484,568
                  Headquarters Revenue Bonds Series 2007, 5.500%, 10/01/37
------------------------------------------------------------------------------------------------------------------------------------
        2,840  Total Financials                                                                                           2,400,780
------------------------------------------------------------------------------------------------------------------------------------

               HEALTH CARE - 33.5% (22.1% OF TOTAL INVESTMENTS)
               Albany Industrial Development Agency, New York, Revenue Bonds,
               Albany Medical Center, Series 1999:
        1,120     6.000%, 5/01/19                                                       5/09 at 101.00          N/R         904,378
        1,460     6.000%, 5/01/29                                                       5/09 at 101.00          N/R         991,311
        2,055  Dormitory Authority of the State of New York, FHA-Insured Mortgage       8/09 at 101.00          AA-       2,076,598
                  Hospital Revenue Bonds, Memorial Hospital of William F. and
                  Gertrude F. Jones Inc., Series 1999, 5.250%, 8/01/19 - MBIA
                  Insured
        4,825  Dormitory Authority of the State of New York, FHA-Insured Mortgage       8/09 at 101.00            A       4,835,711
                  Hospital Revenue Bonds, Montefiore Medical Center, Series 1999,
                  5.450%, 8/01/29 - AMBAC Insured
               Dormitory Authority of the State of New York, FHA-Insured
               Mortgage Hospital Revenue Bonds, Victory Memorial Hospital,
               Series 1999:
        1,585     5.250%, 8/01/15 - MBIA Insured                                        8/09 at 101.00          AA-       1,625,941
        2,000     5.375%, 8/01/25 - MBIA Insured                                        8/09 at 101.00          AA-       2,052,480
          625  Dormitory Authority of the State of New York, FHA-Insured Mortgage       2/15 at 100.00          AA-         596,550
                  Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%,
                  8/01/29 - FGIC Insured
        2,600  Dormitory Authority of the State of New York, FHA-Insured Revenue        8/15 at 100.00           A-       2,368,054
                  Bonds, St. Lukes Roosevelt Hospital, Series 2005, 4.900%, 8/15/31
               Dormitory Authority of the State of New York, Insured Revenue
               Bonds, Franciscan Health Partnership Obligated Group - Frances
               Shervier Home and Hospital, Series 1997:
        2,000     5.500%, 7/01/17 - RAAI Insured                                        7/09 at 100.00           A3       1,964,760
        2,000     5.500%, 7/01/27 - RAAI Insured                                        7/09 at 100.00           A3       1,728,380
        2,000  Dormitory Authority of the State of New York, Revenue Bonds,             7/10 at 101.00         Baa1       2,013,220
                  Catholic Health Services of Long Island Obligated Group - St.
                  Catherine of Siena Medical Center, Series 2000A, 6.500%, 7/01/20

    | Portfolio of INVESTMENTS March 31, 2009 (Unaudited)

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                           PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE (continued)
               Dormitory Authority of the State of New York, Revenue Bonds, Lenox
               Hill Hospital Obligated Group, Series 2001:
$         165     5.375%, 7/01/20                                                       7/11 at 101.00          Ba1  $      132,870
          500     5.500%, 7/01/30                                                       7/11 at 101.00          Ba1         352,235
          995  Dormitory Authority of the State of New York, Revenue Bonds,             7/16 at 100.00           AA         982,752
                  Memorial Sloan Kettering Cancer Center, Series 2008, Trust 3209,
                  14.073%, 7/01/35 (IF)
        1,575  Dormitory Authority of the State of New York, Revenue Bonds, Mount       7/10 at 101.00           A3       1,393,907
                  Sinai NYU Health Obligated Group, Series 2000A, 6.500%, 7/01/25
          250  Dormitory Authority of the State of New York, Revenue Bonds, Mount       5/09 at 100.00           A3         230,475
                  Sinai NYU Health, Series 2000C, 5.500%, 7/01/26
        1,415  Dormitory Authority of the State of New York, Revenue Bonds, New         8/14 at 100.00          AAA       1,523,049
                  York and Presbyterian Hospital, Series 2004A, 5.250%, 8/15/15 -
                  FSA Insured
        1,000  Dormitory Authority of the State of New York, Revenue Bonds, North      11/16 at 100.00           A3         844,170
                  Shore Long Island Jewish Obligated Group, Series 2005A, 5.000%,
                  11/01/34
        2,000  Dormitory Authority of the State of New York, Revenue Bonds, NYU         7/17 at 100.00          BB+       1,324,420
                  Hospitals Center, Series 2007B, 5.625%, 7/01/37
          500  Dormitory Authority of the State of New York, Revenue Bonds, South       7/13 at 100.00         Baa1         439,345
                  Nassau Communities Hospital, Series 2003B, 5.500%, 7/01/23
          600  Dormitory Authority of the State of New York, Revenue Bonds,             7/13 at 100.00         Baa1         468,534
                  Winthrop-South Nassau University Hospital Association, Series
                  2003A, 5.500%, 7/01/32
          420  Livingston County Industrial Development Agency, New York, Civic         7/10 at 100.00           BB         276,906
                  Facility Revenue Bonds, Nicholas H. Noyes Hospital, Series 2005,
                  6.000%, 7/01/30
               Madison County Industrial Development Agency, New York, Civic
               Facility Revenue Bonds, Oneida Health System, Series 2007A:
          410     5.250%, 2/01/27                                                         No Opt. Call         BBB-         310,325
          360     5.500%, 2/01/32                                                         No Opt. Call         BBB-         267,872
        1,750  New York City Health and Hospitals Corporation, New York, Health         2/13 at 100.00           A1       1,760,483
                  System Revenue Bonds, Series 2003A, 5.250%, 2/15/22 - AMBAC
                  Insured
          570  New York City Industrial Development Agency, New York, Civic             7/12 at 100.00          Ba2         390,387
                  Facility Revenue Bonds, Staten Island University Hospital,
                  Series 2001B, 6.375%, 7/01/31
          100  New York City Industrial Development Agency, New York, Civic             7/12 at 101.00          Ba2          69,201
                  Facility Revenue Bonds, Staten Island University Hospital,
                  Series 2002C, 6.450%, 7/01/32
        4,000  Ulster County Industrial Development Agency, New York, Civic            11/09 at 101.00           A1       4,022,319
                  Facility Revenue Bonds, Kingston Hospital, Series 1999, 5.650%,
                  11/15/24
        3,260  Yates County Industrial Development Agency, New York, FHA-Insured        8/09 at 101.00          AAA       3,427,237
                  Civic Facility Mortgage Revenue Bonds, Soldiers and Sailors
                  Memorial Hospital, Series 1999A, 5.650%, 2/01/39
          650  Yonkers Industrial Development Agency, New York, Revenue Bonds, St.      7/11 at 101.00           B-         456,463
                  John's Riverside Hospital, Series 2001A, 7.125%, 7/01/31
------------------------------------------------------------------------------------------------------------------------------------
       42,790  Total Health Care                                                                                         39,830,333
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/MULTIFAMILY - 5.6% (3.7% OF TOTAL INVESTMENTS)
        2,585  New York City Housing Development Corporation, New York, Capital         7/15 at 100.00          AA+       2,590,299
                  Fund Program Revenue Bonds, Series 2008, 5.000%, 7/01/25 - FGIC
                  Insured (UB)
        3,000  New York City Housing Development Corporation, New York,                 5/11 at 101.00           AA       2,969,250
                  Multifamily Housing Revenue Bonds, Series 2001A, 5.500%, 11/01/31
          750  New York City Housing Development Corporation, New York,                 5/14 at 100.00           AA         740,430
                  Multifamily Housing Revenue Bonds, Series 2004A, 5.250%, 11/01/30
          405  New York State Housing Finance Agency, Affordable Housing Revenue,      11/17 at 100.00          Aa2         369,927
                  Series 2007A, 5.250%, 11/01/38 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
        6,740  Total Housing/Multifamily                                                                                  6,669,906
------------------------------------------------------------------------------------------------------------------------------------

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                           PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
               HOUSING/SINGLE FAMILY - 4.3% (2.9% OF TOTAL INVESTMENTS)
$         645  Guam Housing Corporation, Mortgage-Backed Securities Program Single        No Opt. Call          AAA  $      638,550
                  Family Mortgage Revenue Bonds, Series 1998A, 5.750%, 9/01/31
                  (Alternative Minimum Tax)
          485  New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds,        4/17 at 100.00          Aa1         435,283
                  2007 Series 145, 5.125%, 10/01/37 (Alternative Minimum Tax)
        1,350  New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds,        4/15 at 100.00          Aa1       1,168,857
                  Series 130, 4.650%, 4/01/27 (Alternative Minimum Tax)
          510  New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds,       10/17 at 100.00          Aa1         469,169
                  Series 148, 2007, 5.200%, 10/01/32 (Alternative Minimum Tax)
        1,735  New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds,       10/09 at 100.00          Aa1       1,637,181
                  Series 82, 5.650%, 4/01/30 (Alternative Minimum Tax)
          840  New York State Mortgage Agency, Mortgage Revenue Bonds,                  4/13 at 101.00          Aaa         800,327
                  Thirty-Third Series A, 4.750%, 4/01/23 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
        5,565  Total Housing/Single Family                                                                                5,149,367
------------------------------------------------------------------------------------------------------------------------------------

               LONG-TERM CARE - 6.0% (3.9% OF TOTAL INVESTMENTS)
        2,000  Dormitory Authority of the State of New York, FHA-Insured Nursing        2/15 at 100.00           AA       1,780,420
                  Home Mortgage Revenue Bonds, Gurwin Jewish Geriatric Center of
                  Long Island, Series 2005A, 4.900%, 2/15/41
          600  Dormitory Authority of the State of New York, GNMA Collateralized        2/17 at 103.00           A-         563,544
                  Revenue Bonds, Cabrini of Westchester Project, Series 2006,
                  5.200%, 2/15/41
          375  Dormitory Authority of the State of New York, Non-State Supported       11/16 at 100.00          Aa3         349,984
                  Debt, Ozanam Hall of Queens Nursing Home Revenue Bonds, Series
                  2006, 5.000%, 11/01/31
          250  Dormitory Authority of the State of New York, Revenue Bonds,             7/15 at 100.00          N/R         135,383
                  Providence Rest, Series 2005, 5.000%, 7/01/35 - ACA Insured
          905  East Rochester Housing Authority, New York, Senior Living Revenue        8/16 at 101.00          N/R         556,394
                  Bonds, Woodland Village Project, Series 2006, 5.500%, 8/01/33
          750  New York City Industrial Development Agency, New York, Civic             7/11 at 101.00          N/R         689,445
                  Facility Revenue Bonds, Special Needs Facilities Pooled Program,
                  Series 2001A-1, 7.250%, 7/01/16
               New York City Industrial Development Agency, New York, Civic
               Facility Revenue Bonds, Special Needs Facilities Pooled
               Program, Series 2008A-1:
        1,140     5.500%, 7/01/18                                                       7/16 at 101.00          N/R         914,804
          635     5.800%, 7/01/23                                                       7/16 at 101.00          N/R         481,241
        1,635  Yonkers Industrial Development Agency, New York, FHA-Insured             8/09 at 101.00          AA-       1,616,508
                  Mortgage Revenue Bonds, Michael Malotz Skilled Nursing Pavilion,
                  Series 1999, 5.450%, 2/01/29 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
        8,290  Total Long-Term Care                                                                                       7,087,723
------------------------------------------------------------------------------------------------------------------------------------

               MATERIALS - 0.2% (0.1% OF TOTAL INVESTMENTS)
          330  Jefferson County Industrial Development Agency, New York, Solid         12/13 at 100.00          BBB         218,407
                  Waste Disposal Revenue Bonds, International Paper Company
                  Project, Series 2003A, 5.200%, 12/01/20 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/GENERAL - 15.2% (10.0% OF TOTAL INVESTMENTS)
        2,600  New York City, New York, General Obligation Bonds, Fiscal Series         5/09 at 101.00           AA       2,553,408
                  1999J, 5.125%, 5/15/29 - MBIA Insured
        3,700  New York City, New York, General Obligation Bonds, Fiscal Series         8/16 at 100.00           AA       3,694,819
                  2007A, 5.000%, 8/01/25
        6,590  New York City, New York, General Obligation Bonds, Fiscal 2007          12/17 at 100.00           AA       6,629,408
                  Series D-1, 5.125%, 12/01/25 (UB)
          250  New York City, New York, General Obligation Bonds, Series 2008,          8/14 at 100.00           AA         337,030
                  Trust 3217, 18.316%, 8/15/16 (IF)
               Rochester, New York, General Obligation Bonds, Series 1999:
          720     5.250%, 10/01/18 - MBIA Insured                                         No Opt. Call          AA-         783,605
          720     5.250%, 10/01/19 - MBIA Insured                                         No Opt. Call          AA-         776,491
        2,280  Rockland County, New York, General Obligation Bonds, Series 1999,       10/09 at 101.00          AA-       2,349,586
                  5.600%, 10/15/16

    | Portfolio of INVESTMENTS March 31, 2009 (Unaudited)

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                           PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL (continued)
               United Nations Development Corporation, New York, Senior Lien
               Revenue Bonds, Series 2004A:
$         500     5.250%, 7/01/23                                                       5/09 at 100.00           A3  $      499,995
          500     5.250%, 7/01/24                                                       5/09 at 100.00           A3         499,965
------------------------------------------------------------------------------------------------------------------------------------
       17,860  Total Tax Obligation/General                                                                              18,124,307
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/LIMITED - 33.9% (22.3% OF TOTAL INVESTMENTS)
        1,000  Battery Park City Authority, New York, Senior Revenue Bonds, Series     11/13 at 100.00          AAA       1,075,720
                  2003A, 5.250%, 11/01/21
          590  Dormitory Authority of the State of New York, Department of Health       7/15 at 100.00          AA-         598,419
                  Revenue Bonds, Series 2005A, 5.250%, 7/01/24 - CIFG Insured
        1,850  Dormitory Authority of the State of New York, Secured Hospital           8/09 at 100.75           AA       1,855,754
                  Revenue Refunding Bonds, Wyckoff Heights Medical Center, Series
                  1998H, 5.300%, 8/15/21 - MBIA Insured
          185  Dormitory Authority of the State of New York, State Personal Income      3/15 at 100.00          AAA         195,356
                  Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 - FSA Insured
          550  Erie County Industrial Development Agency, New York, School              5/14 at 100.00          AAA         559,405
                  Facility Revenue Bonds, Buffalo City School District, Series
                  2004, 5.750%, 5/01/26 - FSA Insured (UB)
               Metropolitan Transportation Authority, New York, Dedicated Tax Fund
               Bonds, Series 2002A:
        2,000     5.250%, 11/15/25 - FSA Insured                                       11/12 at 100.00          AAA       2,023,520
        2,000     5.000%, 11/15/30                                                     11/12 at 100.00           AA       1,940,740
        1,000  Metropolitan Transportation Authority, New York, State Service           7/12 at 100.00          AA-         958,570
                  Contract Refunding Bonds, Series 2002A, 5.125%, 1/01/29
        1,130  Monroe Newpower Corporation, New York, Power Facilities Revenue          1/13 at 102.00          BBB         733,381
                  Bonds, Series 2003, 5.500%, 1/01/34
               New York City Sales Tax Asset Receivable Corporation, New York,
               Dedicated Revenue Bonds, Local Government Assistance
               Corporation, Series 2008:
        1,100     5.000%, 10/15/25 - MBIA Insured (UB)                                 10/14 at 100.00          AAA       1,131,680
          810     5.000%, 10/15/26 - MBIA Insured (UB)                                 10/14 at 100.00          AAA         828,452
        2,375     5.000%, 10/15/29 - AMBAC Insured (UB)                                10/14 at 100.00          AAA       2,398,964
        2,100  New York City Transitional Finance Authority, New York, Building         1/17 at 100.00          AA-       2,008,608
                  Aid Revenue Bonds, Fiscal Series 2007S-2, 5.000%, 1/15/28 - FGIC
                  Insured
        1,670  New York City Transitional Finance Authority, New York, Future Tax       2/13 at 100.00          AAA       1,706,490
                  Secured Bonds, Fiscal Series 2003E, 5.000%, 2/01/23
        2,115  New York City Transitional Finance Authority, New York, Future Tax      11/17 at 100.00          AAA       2,135,494
                  Secured Bonds, Fiscal Series 2007C-1, 5.000%, 11/01/27
        1,000  New York State Environmental Facilities Corporation, Infrastructure      3/14 at 100.00          AA-       1,020,450
                  Revenue Bonds, Series 2003A, 5.000%, 3/15/21
        2,920  New York State Environmental Facilities Corporation, State Personal     12/17 at 100.00          AAA       2,969,260
                  Income Tax Revenue Bonds, Series 2008A, 5.000%, 12/15/26 (UB)
        1,190  New York State Housing Finance Agency, State Personal Income Tax         9/15 at 100.00          AAA       1,159,036
                  Revenue Bonds, Economic Development and Housing, Series 2006A,
                  5.000%, 3/15/36
          700  New York State Thruway Authority, General Revenue Bonds, Series          7/15 at 100.00          AAA         690,165
                  2005G, 5.000%, 1/01/30 - FSA Insured (UB)
        1,000  New York State Thruway Authority, Highway and Bridge Trust Fund         10/15 at 100.00           AA       1,038,930
                  Bonds, Second General, Series 2005B, 5.000%, 4/01/21 - AMBAC
                  Insured
          850  New York State Thruway Authority, Highway and Bridge Trust Fund            No Opt. Call           AA       1,236,206
                  Bonds, Series 2005B, Trust 2800, 19.498%, 4/01/20 - AMBAC
                  Insured (IF)
        1,625  New York State Thruway Authority, Highway and Bridge Trust Fund         10/17 at 100.00           AA       1,619,264
                  Bonds, Series 2007, 5.000%, 4/01/27

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                           PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED (continued)
               New York State Tobacco Settlement Financing Corporation, Tobacco
               Settlement Asset-Backed and State Contingency Contract-Backed
               Bonds, Series 2003A-1:
$       4,000     5.250%, 6/01/20 - AMBAC Insured                                       6/13 at 100.00          AA-  $    4,024,639
        2,000     5.250%, 6/01/22 - AMBAC Insured                                       6/13 at 100.00          AA-       1,991,400
        1,000  New York State Tobacco Settlement Financing Corporation, Tobacco         6/13 at 100.00          AA-       1,010,550
                  Settlement Asset-Backed and State Contingency Contract-Backed
                  Bonds, Series 2003B-1C, 5.500%, 6/01/21
        3,345  Suffolk County Judicial Facilities Agency, New York, Service            10/09 at 101.00            A       3,426,986
                  Agreement Revenue Bonds, John P. Colahan Court Complex, Series
                  1999, 5.250%, 10/15/15 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       40,105  Total Tax Obligation/Limited                                                                              40,337,439
------------------------------------------------------------------------------------------------------------------------------------

               TRANSPORTATION - 11.7% (7.7% OF TOTAL INVESTMENTS)
          310  Albany Parking Authority, New York, Revenue Bonds, Series 2001A,         7/11 at 101.00         BBB+         306,230
                  5.625%, 7/15/25
        3,000  Metropolitan Transportation Authority, New York, Transportation         11/17 at 100.00            A       2,738,490
                  Revenue Bonds, Series 2007B, 5.000%, 11/15/33
        1,000  Metropolitan Transportation Authority, New York, Transportation         11/12 at 100.00          AA-       1,003,310
                  Revenue Refunding Bonds, Series 2002A, 5.125%, 11/15/22 - FGIC
                  Insured
        1,750  New York City Industrial Development Agency, New York, American          8/16 at 101.00           B-       1,193,850
                  Airlines-JFK International Airport Special Facility Revenue
                  Bonds, Series 2005, 7.750%, 8/01/31 (Alternative Minimum Tax)
          105  New York City Industrial Development Agency, New York, Special           6/09 at 102.00          Ba1          50,523
                  Facilities Revenue Bonds, British Airways PLC, Series 1998,
                  5.250%, 12/01/32 (Alternative Minimum Tax)
        1,000  New York City Industrial Development Agency, New York, Special           8/12 at 101.00           B-         755,130
                  Facilities Revenue Bonds, JFK Airport - American Airlines Inc.,
                  Series 2002B, 8.500%, 8/01/28 (Alternative Minimum Tax)
          450  New York City Industrial Development Authority, New York, JetBlue,,      5/12 at 100.00           B-         261,437
                  5.000%, 5/15/20 (Alternative Minimum Tax)
          160  New York State Thruway Authority, General Revenue Bonds, Series          1/15 at 100.00           A+         153,600
                  2005F, 5.000%, 1/01/30 - AMBAC Insured
          500  Niagara Frontier Airport Authority, New York, Airport Revenue            4/09 at 101.00          AA-         434,320
                  Bonds, Buffalo Niagara International Airport, Series 1999A,
                  5.625%, 4/01/29 - MBIA Insured (Alternative Minimum Tax)
               Port Authority of New York and New Jersey, Consolidated Revenue
               Bonds, One Hundred Fortieth Series 2005:
        1,300     5.000%, 12/01/28 - SYNCORA GTY Insured                                6/15 at 101.00          AA-       1,304,238
          615     5.000%, 12/01/31 - SYNCORA GTY Insured                                6/15 at 101.00          AA-         611,654
          440  Port Authority of New York and New Jersey, Consolidated Revenue          8/17 at 100.00          AAA         433,242
                  Bonds, One Hundred Forty Eighth Series 2008, Trust 2920,
                  17.447%, 8/15/32 - FSA Insured (IF)
        1,000  Triborough Bridge and Tunnel Authority, New York, General Purpose        1/12 at 100.00          Aa2       1,069,300
                  Revenue Bonds, Series 2001A, 5.250%, 1/01/16
        2,500  Triborough Bridge and Tunnel Authority, New York, General Purpose       11/12 at 100.00          Aa2       2,574,050
                  Revenue Refunding Bonds, Series 2002B, 5.000%, 11/15/21
        1,000  Triborough Bridge and Tunnel Authority, New York, Subordinate Lien      11/18 at 100.00          AA-         963,790
                  General Purpose Revenue Refunding Bonds, Tender Option Bond
                  Trust 1184, 9.236%, 11/15/33 (IF)
------------------------------------------------------------------------------------------------------------------------------------
       15,130  Total Transportation                                                                                      13,853,164
------------------------------------------------------------------------------------------------------------------------------------

               U.S. GUARANTEED - 6.7% (4.4% OF TOTAL INVESTMENTS) (4)
          390  Albany Parking Authority, New York, Revenue Bonds, Series 2001A,         7/11 at 101.00      N/R (4)         435,392
                  5.625%, 7/15/25 (Pre-refunded 7/15/11)
               Dormitory Authority of the State of New York, Improvement Revenue
               Bonds, Mental Health Services Facilities, Series 2000D:
           25     5.875%, 8/15/18 (Pre-refunded 8/15/10) - FSA Insured                  8/10 at 100.00      Aa3 (4)          26,793
           10     5.875%, 8/15/18 (Pre-refunded 8/15/10) - FSA Insured                  8/10 at 100.00          AAA          10,713
          305  Dormitory Authority of the State of New York, Revenue Bonds,             7/10 at 101.00          AAA         326,432
                  Fashion Institute of Technology, Series 2000, 5.375%, 7/01/20
                  (Pre-refunded 7/01/10) - FSA Insured

    | Portfolio of INVESTMENTS March 31, 2009 (Unaudited)

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                           PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED (4) (continued)
$         460  Erie County Tobacco Asset Securitization Corporation, New York,          7/10 at 101.00          AAA  $      495,070
                  Senior Tobacco Settlement Asset-Backed Bonds, Series 2000,
                  6.000%, 7/15/20 (Pre-refunded 7/15/10)
          535  Metropolitan Transportation Authority, New York, Commuter                5/09 at 101.00        A (4)         539,745
                  Facilities Revenue Bonds, Series 1997B, 5.000%, 7/01/20 - AMBAC
                  Insured (ETM)
        1,205  Monroe Tobacco Asset Securitization Corporation, New York, Tobacco       6/10 at 101.00          AAA       1,275,480
                  Settlement Asset-Backed Bonds, Series 2000, 6.150%, 6/01/25
                  (Pre-refunded 6/01/10)
          515  New York City Industrial Development Agency, New York, Civic             7/10 at 102.00      N/R (4)         559,733
                  Facility Revenue Bonds, Special Needs Facilities Pooled Program,
                  Series 2000, 8.125%, 7/01/19 (Pre-refunded 7/01/10)
          600  Utica Industrial Development Agency, New York, Revenue Bonds, Utica      6/09 at 101.00      N/R (4)         612,324
                  College, Series 2004A, 6.875%, 12/01/34 (Pre-refunded 6/01/09)
          750  Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan      10/10 at 101.00     BBB+ (4)         820,965
                  Note, Series 1999A, 6.500%, 10/01/24 (Pre-refunded 10/01/10)
        1,250  Westchester Tobacco Asset Securitization Corporation, New York,          7/10 at 101.00          AAA       1,361,213
                  Tobacco Settlement Asset-Backed Bonds, Series 1999, 6.750%,
                  7/15/29 (Pre-refunded 7/15/10)
        1,400  Yonkers Industrial Development Agency, New York, Revenue Bonds,          2/11 at 100.00     BBB- (4)       1,536,416
                  Community Development Properties - Yonkers Inc. Project, Series
                  2001A, 6.625%, 2/01/26 (Pre-refunded 2/01/11)
------------------------------------------------------------------------------------------------------------------------------------
        7,445  Total U.S. Guaranteed                                                                                      8,000,276
------------------------------------------------------------------------------------------------------------------------------------

               UTILITIES - 5.9% (3.9% OF TOTAL INVESTMENTS)
               Long Island Power Authority, New York, Electric System General
               Revenue Bonds, Series 2006A:
        2,500     5.000%, 12/01/23 - FGIC Insured                                       6/16 at 100.00          AA-       2,497,250
          500     5.000%, 12/01/24 - FGIC Insured                                       6/16 at 100.00          AA-         496,745
        1,400  Nassau County Industrial Development Authority, New York, Keyspan        6/13 at 100.00           A-       1,231,132
                  Glenwood Energy Project, Series 2003, 5.250%, 6/01/27
                  (Alternative Minimum Tax)
          250  Niagara County Industrial Development Agency, New York, Solid Waste     11/11 at 101.00         Baa2         228,845
                  Disposal Facility Revenue Bonds, American Ref-Fuel Company of
                  Niagara LP, Series 2001C, 5.625%, 11/15/24 (Mandatory put
                  11/15/14) (Alternative Minimum Tax)
          600  Niagara County Industrial Development Agency, New York, Solid Waste     11/11 at 101.00         Baa2         555,054
                  Disposal Facility Revenue Refunding Bonds, American Ref-Fuel
                  Company of Niagara LP, Series 2001B, 5.550%, 11/15/24 (Mandatory
                  put 11/15/13) (Alternative Minimum Tax)
        2,000  Power Authority of the State of New York, General Revenue Bonds,        11/10 at 100.00          Aa2       2,005,420
                  Series 2000A, 5.250%, 11/15/30
------------------------------------------------------------------------------------------------------------------------------------
        7,250  Total Utilities                                                                                            7,014,446
------------------------------------------------------------------------------------------------------------------------------------

               WATER AND SEWER - 1.0% (0.7% OF TOTAL INVESTMENTS)
        1,130  New York City Municipal Water Finance Authority, New York, Water         6/12 at 100.00          AAA       1,181,088
                  and Sewerage System Revenue Bonds, Fiscal Series 2003A, 5.375%,
                  6/15/19
------------------------------------------------------------------------------------------------------------------------------------
$     189,630  Total Long-Term Investments (cost $190,979,962) - 149.5%                                                 177,855,214
=============-----------------------------------------------------------------------------------------------------------------------

    PRINCIPAL
 AMOUNT (000)  DESCRIPTION (1)                                                                           RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS - 2.2% (1.5% OF TOTAL INVESTMENTS)
$       2,643  State Street Bank Euro Dollar Time Deposit, 0.010%, 4/01/09                                      N/A  $    2,642,920
=============-----------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (cost $2,642,920)                                                             2,642,920
               ---------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $193,622,882) - 151.7%                                                           180,498,134
               ---------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (10.5)%                                                                      (12,530,000)
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 2.0%                                                                       2,375,882
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (43.2)% (5)                                                     (51,400,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                         $  118,944,016
               =====================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of March 31, 2009. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 28.5%.

N/A   Not applicable.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

NXK | Nuveen New York Dividend Advantage Municipal Fund 2
    | Portfolio of INVESTMENTS March 31, 2009 (Unaudited)

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                           PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY - 1.7% (1.1% OF TOTAL INVESTMENTS)
$         275  New York City Industrial Development Agency, New York, Liberty           9/15 at 100.00          BB+  $      166,832
                  Revenue Bonds, IAC/InterActiveCorp, Series 2005, 5.000%, 9/01/35
        1,950  Seneca Nation of Indians Capital Improvements Authority, New York,       6/17 at 100.00           BB       1,242,735
                  Special Obligation Bonds, Series 2007A, 5.000%, 12/01/23
------------------------------------------------------------------------------------------------------------------------------------
        2,225  Total Consumer Discretionary                                                                               1,409,567
------------------------------------------------------------------------------------------------------------------------------------

               CONSUMER STAPLES - 2.2% (1.5% OF TOTAL INVESTMENTS)
          350  New York Counties Tobacco Trust II, Tobacco Settlement Pass-Through      6/11 at 101.00          BBB         271,698
                  Bonds, Series 2001, 5.250%, 6/01/25
          500  New York Counties Tobacco Trust III, Tobacco Settlement                  6/13 at 100.00          BBB         374,475
                  Pass-Through Bonds, Series 2003, 5.750%, 6/01/33
          175  Rensselaer Tobacco Asset Securitization Corporation, New York,           6/12 at 100.00          BBB         135,048
                  Tobacco Settlement Asset-Backed Bonds, Series 2001A, 5.200%,
                  6/01/25
               TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
          665     4.750%, 6/01/22                                                       6/16 at 100.00          BBB         492,053
          835     5.000%, 6/01/26                                                       6/16 at 100.00          BBB         579,816
------------------------------------------------------------------------------------------------------------------------------------
        2,525  Total Consumer Staples                                                                                     1,853,090
------------------------------------------------------------------------------------------------------------------------------------

               EDUCATION AND CIVIC ORGANIZATIONS - 16.9% (11.4% OF TOTAL
               INVESTMENTS)
          260  Albany Industrial Development Agency, New York, Revenue Bonds,           7/17 at 100.00          BBB         195,710
                  Albany Law School, Series 2007A, 5.000%, 7/01/31
          110  Albany Industrial Development Agency, New York, Revenue Bonds,           4/17 at 100.00          N/R          66,799
                  Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/37
        1,975  Amherst Industrial Development Agency, New York, Revenue Bonds, UBF      8/11 at 102.00            A       1,851,523
                  Faculty/Student Housing Corporation, University of Buffalo
                  Village Green Project, Series 2001A, 5.250%, 8/01/31 - AMBAC
                  Insured
           90  Cattaraugus County Industrial Development Agency, New York, Revenue      5/16 at 100.00         BBB-          67,706
                  Bonds, St. Bonaventure University, Series 2006, 5.000%, 5/01/23
        1,125  Dormitory Authority of the State of New York, General Revenue            7/17 at 100.00         BBB+         818,966
                  Bonds, Manhattan College, Series 2007A, 5.000%, 7/01/41 - RAAI
                  Insured
        2,000  Dormitory Authority of the State of New York, Insured Revenue            7/09 at 100.50          AA-       2,013,100
                  Bonds, New York Medical College, Series 1998, 5.000%, 7/01/21 -
                  MBIA Insured
        1,000  Dormitory Authority of the State of New York, Lease Revenue Bonds,         No Opt. Call          AA-       1,055,150
                  State University Dormitory Facilities, Series 2003B, 5.250%,
                  7/01/32 (Mandatory put 7/01/13) - SYNCORA GTY Insured
          485  Dormitory Authority of the State of New York, Lease Revenue Bonds,       7/15 at 100.00          AA-         483,128
                  State University Dormitory Facilities, Series 2004A, 5.000%,
                  7/01/29 - MBIA Insured
        1,000  Dormitory Authority of the State of New York, Revenue Bonds,             7/11 at 101.00          AA-         864,200
                  Canisius College, Series 2000, 5.250%, 7/01/30 - MBIA Insured
        1,265  Dormitory Authority of the State of New York, Third General              7/09 at 101.00          AA-       1,270,819
                  Resolution Consolidated Revenue Bonds, City University System,
                  Series 1998-1, 5.250%, 7/01/25 - FGIC Insured
          120  Dutchess County Industrial Development Agency, New York, Civic           8/17 at 100.00         Baa1          90,670
                  Facility Revenue Bonds, Bard College Project, Series 2007-A2,
                  4.500%, 8/01/36

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                           PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
               EDUCATION AND CIVIC ORGANIZATIONS (continued)
$         265  Hempstead Town Industrial Development Agency, New York, Revenue         10/15 at 100.00            A  $      240,803
                  Bonds, Adelphi University, Civic Facility Project, Series 2005,
                  5.000%, 10/01/35
        2,190  Monroe County Industrial Development Agency, New York, Civic             6/11 at 102.00         BBB+       1,824,686
                  Facility Revenue Bonds, St. John Fisher College, Series 2001,
                  5.250%, 6/01/26 - RAAI Insured
          245  New York City Industrial Development Agency, New York, Civic            10/14 at 100.00           A-         206,337
                  Facility Revenue Bonds, St. Francis College, Series 2004,
                  5.000%, 10/01/34
        1,100  New York City Industrial Development Agency, New York, Civic             2/11 at 100.00           A-       1,108,228
                  Facility Revenue Bonds, YMCA of Greater New York, Series 2002,
                  5.250%, 8/01/21
        1,120  New York City Industrial Development Agency, New York, PILOT             1/17 at 100.00            A         833,336
                  Revenue Bonds, Queens Baseball Stadium Project, Series 2006,
                  4.750%, 1/01/42 - AMBAC Insured
        1,545  New York City Industrial Development Authority, New York, PILOT          9/16 at 100.00         BBB-       1,057,831
                  Revenue Bonds, Yankee Stadium Project, Series 2006, 4.500%,
                  3/01/39 - FGIC Insured
          170  Seneca County Industrial Development Authority, New York, Revenue       10/17 at 100.00          BBB         115,665
                  Bonds, New York Chiropractic College, Series 2007, 5.000%,
                  10/01/27
------------------------------------------------------------------------------------------------------------------------------------
       16,065  Total Education and Civic Organizations                                                                   14,164,657
------------------------------------------------------------------------------------------------------------------------------------

               FINANCIALS - 1.8% (1.2% OF TOTAL INVESTMENTS)
          500  Liberty Development Corporation, New York, Goldman Sachs                   No Opt. Call           A1         416,460
                  Headquarter Revenue Bonds, Series 2005, 5.250%, 10/01/35
        1,305  Liberty Development Corporation, New York, Goldman Sachs                   No Opt. Call           A1       1,113,426
                  Headquarters Revenue Bonds Series 2007, 5.500%, 10/01/37
------------------------------------------------------------------------------------------------------------------------------------
        1,805  Total Financials                                                                                           1,529,886
------------------------------------------------------------------------------------------------------------------------------------

               HEALTH CARE - 22.4% (15.0% OF TOTAL INVESTMENTS)
        3,000  Dormitory Authority of the State of New York, FHA-Insured Mortgage       8/09 at 101.00            A       3,005,609
                  Hospital Revenue Bonds, Montefiore Medical Center, Series 1999,
                  5.500%, 8/01/38 - AMBAC Insured
        2,505  Dormitory Authority of the State of New York, FHA-Insured Mortgage       8/09 at 101.00            A       2,518,051
                  Revenue Bonds, New York Hospital Medical Center of Queens,
                  Series 1999, 5.550%, 8/15/29 - AMBAC Insured
        1,500  Dormitory Authority of the State of New York, FHA-Insured Mortgage       8/09 at 101.00            A       1,481,805
                  Revenue Refunding Bonds, United Health Services, Series 1997,
                  5.375%, 8/01/27 - AMBAC Insured
        1,620  Dormitory Authority of the State of New York, FHA-Insured Revenue        2/15 at 100.00          AA-       1,626,966
                  Bonds, Montefiore Medical Center, Series 2005, 5.000%, 2/01/22 -
                  FGIC Insured
        1,700  Dormitory Authority of the State of New York, FHA-Insured Revenue        8/15 at 100.00           A-       1,548,343
                  Bonds, St. Lukes Roosevelt Hospital, Series 2005, 4.900%, 8/15/31
          500  Dormitory Authority of the State of New York, Insured Revenue            7/09 at 100.00           A3         491,190
                  Bonds, Franciscan Health Partnership Obligated Group - Frances
                  Shervier Home and Hospital, Series 1997, 5.500%, 7/01/17 - RAAI
                  Insured
          500  Dormitory Authority of the State of New York, Revenue Bonds, Lenox       7/11 at 101.00          Ba1         352,235
                  Hill Hospital Obligated Group, Series 2001, 5.500%, 7/01/30
          725  Dormitory Authority of the State of New York, Revenue Bonds,             7/16 at 100.00           AA         716,075
                  Memorial Sloan Kettering Cancer Center, Series 2008, Trust 3209,
                  14.073%, 7/01/35 (IF)
        1,250  Dormitory Authority of the State of New York, Revenue Bonds, Mount       6/09 at 100.00           A3       1,152,375
                  Sinai NYU Health, Series 2000C, 5.500%, 7/01/26
          520  Dormitory Authority of the State of New York, Revenue Bonds, New         8/14 at 100.00          AAA         559,707
                  York and Presbyterian Hospital, Series 2004A, 5.250%, 8/15/15 -
                  FSA Insured
        1,500  Dormitory Authority of the State of New York, Revenue Bonds, NYU         7/17 at 100.00          BB+         993,315
                  Hospitals Center, Series 2007B, 5.625%, 7/01/37
          500  Dormitory Authority of the State of New York, Revenue Bonds,             7/13 at 100.00         Baa1         390,445
                  Winthrop-South Nassau University Hospital Association, Series
                  2003A, 5.500%, 7/01/32
          290  Livingston County Industrial Development Agency, New York, Civic         7/10 at 100.00           BB         191,197
                  Facility Revenue Bonds, Nicholas H. Noyes Hospital, Series 2005,
                  6.000%, 7/01/30

    | Portfolio of INVESTMENTS March 31, 2009 (Unaudited)

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                           PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE (continued)
               Madison County Industrial Development Agency, New York, Civic
               Facility Revenue Bonds, Oneida Health System, Series 2007A:
$         275     5.250%, 2/01/27                                                         No Opt. Call         BBB-  $      208,145
          250     5.500%, 2/01/32                                                         No Opt. Call         BBB-         186,023
          365  Nassau County Industrial Development Agency, New York, Revenue             No Opt. Call           A3         378,844
                  Refunding Bonds, North Shore Health System Obligated Group,
                  Series 2001B, 5.875%, 11/01/11
          850  New York City Health and Hospitals Corporation, New York, Health         8/09 at 101.00           A+         856,545
                  System Revenue Bonds, Series 1999A, 5.250%, 2/15/17
          500  New York City Health and Hospitals Corporation, New York, Health         2/13 at 100.00           A1         502,995
                  System Revenue Bonds, Series 2003A, 5.250%, 2/15/22 - AMBAC
                  Insured
          485  New York City Industrial Development Agency, New York, Civic             7/12 at 100.00          Ba2         332,172
                  Facility Revenue Bonds, Staten Island University Hospital,
                  Series 2001B, 6.375%, 7/01/31
          490  New York City Industrial Development Agency, New York, Civic             7/12 at 101.00          Ba2         339,085
                  Facility Revenue Bonds, Staten Island University Hospital,
                  Series 2002C, 6.450%, 7/01/32
               Suffolk County Industrial Development Agency, New York, Revenue
               Bonds, Huntington Hospital, Series 2002C:
          425     6.000%, 11/01/22                                                     11/12 at 100.00         Baa1         404,630
          610     5.875%, 11/01/32                                                     11/12 at 100.00         Baa1         509,557
------------------------------------------------------------------------------------------------------------------------------------
       20,360  Total Health Care                                                                                         18,745,309
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/MULTIFAMILY - 2.8% (1.9% OF TOTAL INVESTMENTS)
        1,000  New York City Housing Development Corporation, New York,                11/11 at 100.00           AA         935,490
                  Multifamily Housing Revenue Bonds, Series 2001C-2, 5.400%,
                  11/01/33 (Alternative Minimum Tax)
               New York City Housing Development Corporation, New York,
               Multifamily Housing Revenue Bonds, Series 2002A:
          455     5.375%, 11/01/23 (Alternative Minimum Tax)                            5/12 at 100.00           AA         455,810
          225     5.500%, 11/01/34 (Alternative Minimum Tax)                            5/12 at 100.00           AA         207,614
          500  New York City Housing Development Corporation, New York,                 5/14 at 100.00           AA         493,620
                  Multifamily Housing Revenue Bonds, Series 2004A, 5.250%, 11/01/30
          290  New York State Housing Finance Agency, Affordable Housing Revenue,      11/17 at 100.00          Aa2         264,886
                  Series 2007A, 5.250%, 11/01/38 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
        2,470  Total Housing/Multifamily                                                                                  2,357,420
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/SINGLE FAMILY - 3.1% (2.1% OF TOTAL INVESTMENTS)
          335  New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds,        4/17 at 100.00          Aa1         300,659
                  2007 Series 145, 5.125%, 10/01/37 (Alternative Minimum Tax)
          950  New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds,        4/15 at 100.00          Aa1         822,529
                  Series 130, 4.650%, 4/01/27 (Alternative Minimum Tax)
          350  New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds,       10/17 at 100.00          Aa1         321,979
                  Series 148, 2007, 5.200%, 10/01/32 (Alternative Minimum Tax)
        1,235  New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds,       10/09 at 100.00          Aa1       1,165,371
                  Series 82, 5.650%, 4/01/30 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
        2,870  Total Housing/Single Family                                                                                2,610,538
------------------------------------------------------------------------------------------------------------------------------------

               LONG-TERM CARE - 5.9% (4.0% OF TOTAL INVESTMENTS)
          450  Dormitory Authority of the State of New York, GNMA Collateralized        2/17 at 103.00           A-         422,658
                  Revenue Bonds, Cabrini of Westchester Project, Series 2006,
                  5.200%, 2/15/41
        2,150  Dormitory Authority of the State of New York, Insured Revenue            7/11 at 102.00            A       2,187,690
                  Bonds, Rehabilitation Association Pooled Loan Program 1, Series
                  2001A, 5.000%, 7/01/23 - AMBAC Insured
          255  Dormitory Authority of the State of New York, Non-State Supported       11/16 at 100.00          Aa3         237,989
                  Debt, Ozanam Hall of Queens Nursing Home Revenue Bonds, Series
                  2006, 5.000%, 11/01/31

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                           PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
               LONG-TERM CARE (continued)
               Dormitory Authority of the State of New York, Revenue Bonds,
               Providence Rest, Series 2005:
$          50     5.125%, 7/01/30 - ACA Insured                                         7/15 at 100.00          N/R  $       29,516
          175     5.000%, 7/01/35 - ACA Insured                                         7/15 at 100.00          N/R          94,768
          635  East Rochester Housing Authority, New York, Senior Living Revenue        8/16 at 101.00          N/R         390,398
                  Bonds, Woodland Village Project, Series 2006, 5.500%, 8/01/33
          525  New York City Industrial Development Agency, New York, Civic             7/11 at 101.00          N/R         482,612
                  Facility Revenue Bonds, Special Needs Facilities Pooled Program,
                  Series 2001A-1, 7.250%, 7/01/16
               New York City Industrial Development Agency, New York, Civic
               Facility Revenue Bonds, Special Needs Facilities Pooled
               Program, Series 2008A-1:
          355     5.500%, 7/01/18                                                       7/16 at 101.00          N/R         284,873
          440     5.800%, 7/01/23                                                       7/16 at 101.00          N/R         333,458
          430  Suffolk County Industrial Development Agency, New York, Civic            7/16 at 100.00          N/R         345,058
                  Facility Revenue Bonds, Special Needs Facilities Pooled Program,
                  Series 2008-B1, 5.500%, 7/01/18
          170  Yonkers Industrial Development Agency, New York, Civic Facilities        7/16 at 101.00          N/R         128,161
                  Revenue Bonds, Special Needs Facilities Pooled Program Bonds,
                  Series 2008-C1, 5.800%, 7/01/23
------------------------------------------------------------------------------------------------------------------------------------
        5,635  Total Long-Term Care                                                                                       4,937,181
------------------------------------------------------------------------------------------------------------------------------------

               MATERIALS - 0.2% (0.1% OF TOTAL INVESTMENTS)
          230  Jefferson County Industrial Development Agency, New York, Solid         12/13 at 100.00          BBB         152,223
                  Waste Disposal Revenue Bonds, International Paper Company
                  Project, Series 2003A, 5.200%, 12/01/20 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/GENERAL - 18.3% (12.4% OF TOTAL INVESTMENTS)
        1,775  Bath Central School District, Steuben County, New York, General          6/12 at 100.00          AA-       1,796,016
                  Obligation Bonds, Series 2002, 4.000%, 6/15/18 - FGIC Insured
        3,605  New York City, New York, General Obligation Bonds, Fiscal Series         8/09 at 100.50           AA       3,613,685
                  1998H, 5.375%, 8/01/27 - MBIA Insured
        2,000  New York City, New York, General Obligation Bonds, Fiscal Series         9/15 at 100.00           AA       2,058,820
                  2005F-1, 5.000%, 9/01/19 - SYNCORA GTY Insured
        2,600  New York City, New York, General Obligation Bonds, Fiscal Series         6/16 at 100.00           AA       2,597,530
                  2006J-1, 5.000%, 6/01/25 (UB)
        4,540  New York City, New York, General Obligation Bonds, Fiscal 2007 D-1,     12/17 at 100.00           AA       4,567,149
                  5.125%, 12/01/25 (UB)
          190  New York City, New York, General Obligation Bonds, Series 2008,          8/14 at 100.00           AA         256,143
                  Trust 3217, 18.316%, 8/15/16 (IF)
               United Nations Development Corporation, New York, Senior Lien
               Revenue Bonds, Series 2004A:
          250     5.250%, 7/01/23                                                       5/09 at 100.00           A3         249,998
          250     5.250%, 7/01/24                                                       5/09 at 100.00           A3         249,983
------------------------------------------------------------------------------------------------------------------------------------
       15,210  Total Tax Obligation/General                                                                              15,389,324
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/LIMITED - 29.0% (19.5% OF TOTAL INVESTMENTS)
        1,000  Battery Park City Authority, New York, Senior Revenue Bonds, Series     11/13 at 100.00          AAA       1,075,720
                  2003A, 5.250%, 11/01/21
          125  Dormitory Authority of the State of New York, State Personal Income      3/15 at 100.00          AAA         131,998
                  Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 - FSA Insured
        1,750  Metropolitan Transportation Authority, New York, Dedicated Tax Fund     11/12 at 100.00          AAA       1,770,580
                  Bonds, Series 2002A, 5.250%, 11/15/25 - FSA Insured
          560  Monroe Newpower Corporation, New York, Power Facilities Revenue          1/13 at 102.00          BBB         363,446
                  Bonds, Series 2003, 5.500%, 1/01/34
               New York City Sales Tax Asset Receivable Corporation, New York,
               Dedicated Revenue Bonds, Local Government Assistance
               Corporation, Series 2008:
        1,140     5.000%, 10/15/25 - MBIA Insured (UB)                                 10/14 at 100.00          AAA       1,172,832
          835     5.000%, 10/15/26 - MBIA Insured (UB)                                 10/14 at 100.00          AAA         854,021
          750     5.000%, 10/15/29 - AMBAC Insured (UB)                                10/14 at 100.00          AAA         757,568

    | Portfolio of INVESTMENTS March 31, 2009 (Unaudited)

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                           PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/LIMITED (continued)
$       1,300  New York City Transitional Finance Authority, New York, Building         1/17 at 100.00          AA-  $    1,243,424
                  Aid Revenue Bonds, Fiscal Series 2007S-2, 5.000%, 1/15/28 - FGIC
                  Insured
        1,000  New York City Transitional Finance Authority, New York, Future Tax       2/13 at 100.00          AAA       1,021,850
                  Secured Bonds, Fiscal Series 2003E, 5.000%, 2/01/23
        1,460  New York City Transitional Finance Authority, New York, Future Tax      11/17 at 100.00          AAA       1,474,147
                  Secured Bonds, Fiscal Series 2007C-1, 5.000%, 11/01/27
        1,000  New York City Transitional Finance Authority, New York, Future Tax       2/13 at 100.00          AAA       1,026,070
                  Secured Refunding Bonds, Fiscal Series 2003D, 5.000%, 2/01/22 -
                  MBIA Insured
        1,000  New York State Environmental Facilities Corporation, Infrastructure      3/14 at 100.00          AA-       1,020,450
                  Revenue Bonds, Series 2003A, 5.000%, 3/15/21
        2,020  New York State Environmental Facilities Corporation, State Personal     12/17 at 100.00          AAA       2,041,170
                  Income Tax Revenue Bonds, Series 2008A, 5.000%, 12/15/27 (UB)
          840  New York State Housing Finance Agency, State Personal Income Tax         9/15 at 100.00          AAA         818,143
                  Revenue Bonds, Economic Development and Housing, Series 2006A,
                  5.000%, 3/15/36
               New York State Municipal Bond Bank Agency, Buffalo, Special Program
               Revenue Bonds, Series 2001A:
        1,070     5.250%, 5/15/23 - AMBAC Insured                                       5/11 at 100.00            A       1,095,284
        1,125     5.250%, 5/15/24 - AMBAC Insured                                       5/11 at 100.00            A       1,137,521
          300  New York State Thruway Authority, General Revenue Bonds, Series          7/15 at 100.00          AAA         295,785
                  2005G, 5.000%, 1/01/30 - FSA Insured (UB)
          575  New York State Thruway Authority, Highway and Bridge Trust Fund            No Opt. Call           AA         836,257
                  Bonds, Series 2005B, Trust 2800, 19.498%, 4/01/20 - AMBAC
                  Insured (IF)
        1,125  New York State Thruway Authority, Highway and Bridge Trust Fund         10/17 at 100.00           AA       1,121,029
                  Bonds, Series 2007, 5.000%, 4/01/27
        2,100  New York State Tobacco Settlement Financing Corporation, Tobacco         6/13 at 100.00          AA-       2,090,970
                  Settlement Asset-Backed and State Contingency Contract-Backed
                  Bonds, Series 2003A-1, 5.250%, 6/01/22 - AMBAC Insured
        1,000  New York State Tobacco Settlement Financing Corporation, Tobacco         6/13 at 100.00          AA-       1,010,550
                  Settlement Asset-Backed and State Contingency Contract-Backed
                  Bonds, Series 2003B-1C, 5.500%, 6/01/21
        2,250  Virgin Islands Public Finance Authority, Senior Lien Revenue             4/09 at 101.00          BBB       1,944,158
                  Refunding Bonds, Matching Fund Loan Note, Series 1998A, 5.500%,
                  10/01/22
------------------------------------------------------------------------------------------------------------------------------------
       24,325  Total Tax Obligation/Limited                                                                              24,302,973
------------------------------------------------------------------------------------------------------------------------------------

               TRANSPORTATION - 16.9% (11.3% OF TOTAL INVESTMENTS)
          895  Albany Parking Authority, New York, Revenue Bonds, Series 2001A,         7/11 at 101.00         BBB+         904,854
                  5.625%, 7/15/20
        2,500  Metropolitan Transportation Authority, New York, Transportation         11/17 at 100.00            A       2,282,075
                  Revenue Bonds, Series 2007B, 5.000%, 11/15/33
          460  Metropolitan Transportation Authority, New York, Transportation         11/12 at 100.00          AA-         458,431
                  Revenue Refunding Bonds, Series 2002A, 5.000%, 11/15/25 - FGIC
                  Insured
        1,250  New York City Industrial Development Agency, New York, American          8/16 at 101.00           B-         852,750
                  Airlines-JFK International Airport Special Facility Revenue
                  Bonds, Series 2005, 7.750%, 8/01/31 (Alternative Minimum Tax)
           50  New York City Industrial Development Agency, New York, Special           6/09 at 102.00          Ba1          24,059
                  Facilities Revenue Bonds, British Airways PLC, Series 1998,
                  5.250%, 12/01/32 (Alternative Minimum Tax)
        1,000  New York City Industrial Development Agency, New York, Special           8/12 at 101.00           B-         755,130
                  Facilities Revenue Bonds, JFK Airport - American Airlines Inc.,
                  Series 2002B, 8.500%, 8/01/28 (Alternative Minimum Tax)
               New York City Industrial Development Authority, New York, JetBlue,:
           50     5.000%, 5/15/20 (Alternative Minimum Tax)                             5/12 at 100.00           B-          29,049
          250     5.125%, 5/15/30 (Alternative Minimum Tax)                             5/12 at 100.00           B-         119,113
        3,400  Niagara Frontier Airport Authority, New York, Airport Revenue            4/09 at 101.00          AA-       2,953,375
                  Bonds, Buffalo Niagara International Airport, Series 1999A,
                  5.625%, 4/01/29 - MBIA Insured (Alternative Minimum Tax)

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                           PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TRANSPORTATION (continued)
               Port Authority of New York and New Jersey, Consolidated Revenue
               Bonds, One Hundred Fortieth Series 2005:
$       1,000     5.000%, 12/01/28 - SYNCORA GTY Insured                                6/15 at 101.00          AA- $     1,003,260
          280     5.000%, 12/01/31 - SYNCORA GTY Insured                                6/15 at 101.00          AA-         278,477
          310  Port Authority of New York and New Jersey, Consolidated Revenue          8/17 at 100.00          AAA         305,238
                  Bonds, One Hundred Forty Eighth Series 2008, Trust 2920,
                  17.447%, 8/15/32 - FSA Insured (IF)
        2,500  Triborough Bridge and Tunnel Authority, New York, General Purpose       11/12 at 100.00          Aa2       2,574,050
                  Revenue Refunding Bonds, Series 2002B, 5.000%, 11/15/21
          780  Triborough Bridge and Tunnel Authority, New York, Subordinate Lien         No Opt. Call          AA-         873,218
                  General Purpose Revenue Refunding Bonds, Series 2002E, 5.500%,
                  11/15/20 - MBIA Insured
          750  Triborough Bridge and Tunnel Authority, New York, Subordinate Lien      11/18 at 100.00          AA-         722,843
                  General Purpose Revenue Refunding Bonds, Tender Option Bond
                  Trust 1184, 9.236%, 11/15/33 (IF)
------------------------------------------------------------------------------------------------------------------------------------
       15,475  Total Transportation                                                                                      14,135,922
------------------------------------------------------------------------------------------------------------------------------------

               U.S. GUARANTEED - 14.1% (9.5% OF TOTAL INVESTMENTS) (4)
        2,750  Albany Industrial Development Agency, New York, Revenue Bonds, St.       7/11 at 101.00     Baa1 (4)       3,050,079
                  Rose College, Series 2001A, 5.375%, 7/01/31 (Pre-refunded
                  7/01/11) - AMBAC Insured
        1,105  Albany Parking Authority, New York, Revenue Bonds, Series 2001A,         7/11 at 101.00     BBB+ (4)       1,228,517
                  5.625%, 7/15/20 (Pre-refunded 7/15/11)
        1,905  Dormitory Authority of the State of New York, Service Contract           4/12 at 100.00      AA- (4)       2,141,982
                  Bonds, Child Care Facilities Development Program, Series 2002,
                  5.375%, 4/01/17 (Pre-refunded 4/01/12)
        3,205  New York State Urban Development Corporation, Service Contract           1/11 at 100.00          AAA       3,437,522
                  Revenue Bonds, Correctional Facilities, Series 2000C, 5.125%,
                  1/01/21 (Pre-refunded 1/01/11) - FSA Insured
        1,000  TSASC Inc., New York, Tobacco Flexible Amortization Bonds, Series        7/09 at 101.00          AAA       1,027,020
                  1999-1, 6.250%, 7/15/27 (Mandatory put 7/15/19) (Pre-refunded
                  7/15/09)
          900  Utica Industrial Development Agency, New York, Revenue Bonds, Utica      6/09 at 101.00      N/R (4)         918,486
                  College, Series 2004A, 6.875%, 12/01/34 (Pre-refunded 6/01/09)
------------------------------------------------------------------------------------------------------------------------------------
       10,865  Total U.S. Guaranteed                                                                                     11,803,606
------------------------------------------------------------------------------------------------------------------------------------

               UTILITIES - 12.0% (8.1% OF TOTAL INVESTMENTS)
               Long Island Power Authority, New York, Electric System General
               Revenue Bonds, Series 2006A:
        1,700     5.000%, 12/01/23 - FGIC Insured                                       6/16 at 100.00          AA-       1,698,130
        1,700     5.000%, 12/01/24 - FGIC Insured                                       6/16 at 100.00          AA-       1,688,933
          250  Long Island Power Authority, New York, Electric System General           6/16 at 100.00           A-         231,288
                  Revenue Bonds, Series 2006B, 5.000%, 12/01/35 - CIFG Insured
          900  Nassau County Industrial Development Authority, New York, Keyspan        6/13 at 100.00           A-         791,442
                  Glenwood Energy Project, Series 2003, 5.250%, 6/01/27
                  (Alternative Minimum Tax)
          450  Niagara County Industrial Development Agency, New York, Solid Waste     11/11 at 101.00         Baa2         421,232
                  Disposal Facility Revenue Bonds, American Ref-Fuel Company of
                  Niagara LP, Series 2001A, 5.450%, 11/15/26 (Mandatory put
                  11/15/12) (Alternative Minimum Tax)
        2,000  Niagara County Industrial Development Agency, New York, Solid Waste     11/11 at 101.00         Baa2       1,785,220
                  Disposal Facility Revenue Refunding Bonds, American Ref-Fuel
                  Company of Niagara LP, Series 2001D, 5.550%, 11/15/24 (Mandatory
                  put 11/15/15)
        2,000  Power Authority of the State of New York, General Revenue Bonds,        11/10 at 100.00          Aa2       2,000,520
                  Series 2000A, 5.250%, 11/15/40
               Suffolk County Industrial Development Agency, New York, Revenue
               Bonds, Nissequogue Cogeneration Partners Facility, Series 1998:
        1,075     5.300%, 1/01/13 (Alternative Minimum Tax)                             7/09 at 101.00          N/R         940,969
          750     5.500%, 1/01/23 (Alternative Minimum Tax)                             7/09 at 101.00          N/R         527,475
------------------------------------------------------------------------------------------------------------------------------------
       10,825  Total Utilities                                                                                           10,085,209
------------------------------------------------------------------------------------------------------------------------------------

    | Portfolio of INVESTMENTS March 31, 2009 (Unaudited)

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                           PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER - 1.3% (0.9% OF TOTAL INVESTMENTS)
$       1,000  New York City Municipal Water Finance Authority, New York, Water         6/11 at 101.00          AAA  $    1,082,149
                  and Sewerage System Revenue Bonds, Fiscal Series 2001D,
                  5.500%, 6/15/17
------------------------------------------------------------------------------------------------------------------------------------
$     131,885  Total Investments (cost $133,470,618) - 148.6%                                                           124,559,054
=============-----------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (10.0)%                                                                       (8,375,000)
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 2.1%                                                                       1,752,656
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (40.7)% (5)                                                     (34,100,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                         $   83,836,710
               =====================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of March 31, 2009. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 27.4%.

N/R   Not rated.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

| Statement of ASSETS & LIABILITIES March 31, 2009 (Unaudited)

                                                                                         NEW YORK        NEW YORK        NEW YORK
                                                                         NEW YORK     PERFORMANCE        DIVIDEND        DIVIDEND
                                                                            VALUE            PLUS       ADVANTAGE     ADVANTAGE 2
                                                                             (NNY)           (NNP)           (NAN)           (NXK)
----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $145,308,182, $327,853,114,
   $193,622,882 and $133,470,618, respectively)                    $  139,556,678  $  314,878,938  $  180,498,134  $  124,559,054
Cash                                                                           --              --              --          96,615
Receivables:
   Interest                                                             2,118,358       5,133,795       2,999,694       2,082,810
   Investments sold                                                            --         270,000              --              --
Other assets                                                                7,404          65,667          24,624          11,298
----------------------------------------------------------------------------------------------------------------------------------
     Total assets                                                     141,682,440     320,348,400     183,522,452     126,749,777
----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Cash overdraft                                                                 --         322,958              --              --
Floating rate obligations                                               1,415,000      23,810,000      12,530,000       8,375,000
Common share dividends payable                                            452,731         736,815         513,227         356,485
Accrued expenses:
   Management fees                                                         66,751         159,744          85,956          49,849
   Other                                                                   55,468         106,367          49,253          31,733
----------------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                                  1,989,950      25,135,884      13,178,436       8,813,067
----------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                        N/A      87,650,000      51,400,000      34,100,000
----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                             $  139,692,490  $  207,562,516  $  118,944,016  $   83,836,710
==================================================================================================================================
Common shares outstanding                                              15,143,721      15,039,571       9,265,330       6,488,517
==================================================================================================================================
Net asset value per Common share outstanding (net assets
   applicable to Common shares, divided by Common shares
   outstanding)                                                    $         9.22  $        13.80  $        12.84  $        12.92
==================================================================================================================================

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
----------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                            $      151,437  $      150,396  $       92,653  $       64,885
Paid-in surplus                                                       144,463,300     219,281,992     131,648,450      92,181,769
Undistributed (Over-distribution of) net investment income                634,114       1,188,166         452,093         426,010
Accumulated net realized gain (loss) from investments and
   derivative transactions                                                195,143         (83,862)       (124,432)         75,610
Net unrealized appreciation (depreciation) of investments              (5,751,504)    (12,974,176)    (13,124,748)     (8,911,564)
----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                             $  139,692,490  $  207,562,516  $  118,944,016  $   83,836,710
==================================================================================================================================
Authorized shares:
   Common                                                             250,000,000     200,000,000       Unlimited       Unlimited
   Preferred                                                                  N/A       1,000,000       Unlimited       Unlimited
==================================================================================================================================
N/A - Fund is not authorized to issue Preferred shares.

                                 See accompanying notes to financial statements.

| Statement of OPERATIONS Six Months Ended March 31, 2009 (Unaudited)

                                                                                         NEW YORK        NEW YORK        NEW YORK
                                                                         NEW YORK     PERFORMANCE        DIVIDEND        DIVIDEND
                                                                            VALUE            PLUS       ADVANTAGE     ADVANTAGE 2
                                                                             (NNY)           (NNP)           (NAN)           (NXK)
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                  $    3,766,921  $    8,714,131  $    5,077,445  $    3,474,168
----------------------------------------------------------------------------------------------------------------------------------

EXPENSES
Management fees                                                           393,794         922,443         537,135         373,640
Preferred shares - auction fees                                               N/A         109,262          64,073          42,508
Preferred shares - dividend disbursing agent fees                             N/A          19,945           4,986           4,986
Shareholders' servicing agent fees and expenses                            14,211          13,425           1,505             688
Interest expense on floating rate obligations                              13,561         247,056         128,496          87,183
Custodian's fees and expenses                                              15,492          28,722          17,387          14,521
Directors'/Trustees' fees and expenses                                      1,795           3,518           2,005           1,361
Professional fees                                                           6,838          13,678           8,821           7,389
Shareholders' reports - printing and mailing expenses                      19,380          23,746          14,938          10,552
Stock exchange listing fees                                                 4,591           4,622           4,607             458
Investor relations expense                                                 12,266          20,734          12,009           8,302
Other expenses                                                              4,880          17,548          11,135           9,594
----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement      486,808       1,424,699         807,097         561,182
   Custodian fee credit                                                    (7,381)        (16,888)         (8,557)         (6,695)
   Expense reimbursement                                                       --              --         (41,553)        (86,298)
----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                              479,427       1,407,811         756,987         468,189
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                   3,287,494       7,306,320       4,320,458       3,005,979
----------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                                                              3,701        (406,890)       (174,369)       (118,939)
   Futures                                                                176,461              --              --              --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                            426,578       2,316,608      (1,985,552)       (740,458)
   Futures                                                                 13,211              --              --              --
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                   619,951       1,909,718      (2,159,921)       (859,397)
----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                                    N/A        (681,307)       (424,901)       (251,884)
From accumulated net realized gains                                           N/A        (402,191)       (231,464)       (159,247)
----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Preferred shareholders                                    N/A      (1,083,498)       (656,365)       (411,131)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares
   from operations                                                 $    3,907,445  $    8,132,540  $    1,504,172  $    1,735,451
==================================================================================================================================
N/A - Fund is not authorized to issue Preferred shares.

                                 See accompanying notes to financial statements.

| Statement of CHANGES in NET ASSETS (Unaudited)

                                                                        NEW YORK VALUE (NNY)       NEW YORK PERFORMANCE PLUS (NNP)
                                                                   ------------------------------  -------------------------------
                                                                       SIX MONTHS                      SIX MONTHS
                                                                            ENDED      YEAR ENDED           ENDED      YEAR ENDED
                                                                          3/31/09         9/30/08         3/31/09         9/30/08
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                              $    3,287,494  $    6,538,133  $    7,306,320  $   14,829,808
Net realized gain (loss) from:
   Investments                                                              3,701         637,972        (406,890)      1,501,901
   Forward swaps                                                               --         643,914              --       1,157,352
   Futures                                                                176,461         205,254              --              --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                            426,578     (11,120,133)      2,316,608     (27,654,000)
   Forward swaps                                                               --        (323,848)             --        (657,782)
   Futures                                                                 13,211         (13,211)             --              --
Distributions to Preferred Shareholders:
   From net investment income                                                 N/A             N/A        (681,307)     (3,995,402)
   From accumulated net realized gains                                        N/A             N/A        (402,191)       (158,639)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from operations                                               3,907,445      (3,431,919)      8,132,540     (14,976,762)
----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                             (3,223,126)     (6,441,276)     (5,308,089)    (10,862,069)
From accumulated net realized gains                                    (1,484,820)       (163,300)     (1,928,624)       (442,981)
----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Common shareholders                                (4,707,946)     (6,604,576)     (7,236,713)    (11,305,050)
----------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from shares issued to shareholders due to
     reinvestment of distributions                                        208,108              --              --              --
   Repurchased                                                                 --              --        (309,124)             --
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from capital share transactions                                 208,108              --        (309,124)             --
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                                           (592,393)    (10,036,495)        586,703     (26,281,812)
Net assets applicable to Common
   shares at the beginning of period                                  140,284,883     150,321,378     206,975,813     233,257,625
----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period                                     $  139,692,490  $  140,284,883  $  207,562,516  $  206,975,813
==================================================================================================================================
Undistributed (Over-distribution of) net
   investment income at the end of period                          $      634,114  $      569,746  $    1,188,166  $     (128,758)
==================================================================================================================================
N/A - Fund is not authorized to issue Preferred shares.

                                 See accompanying notes to financial statements.

| Statement of CHANGES in NET ASSETS (continued) (Unaudited)

                                                                             NEW YORK                         NEW YORK
                                                                       DIVIDEND ADVANTAGE (NAN)      DIVIDEND ADVANTAGE 2 (NXK)
                                                                   ------------------------------  ------------------------------
                                                                       SIX MONTHS                      SIX MONTHS
                                                                            ENDED      YEAR ENDED           ENDED      YEAR ENDED
                                                                          3/31/09         9/30/08         3/31/09         9/30/08
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                              $    4,320,458  $    8,918,978  $    3,005,979  $    6,142,237
Net realized gain (loss) from:
   Investments                                                           (174,369)        329,463        (118,939)        681,579
   Forward swaps                                                               --         790,334              --         568,424
   Futures                                                                     --              --              --              --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                         (1,985,552)    (17,070,552)       (740,458)    (11,597,726)
   Forward swaps                                                               --        (423,860)             --        (284,292)
   Futures                                                                     --              --              --              --
Distributions to Preferred Shareholders:
   From net investment income                                            (424,901)     (2,186,301)       (251,884)     (1,522,297)
   From accumulated net realized gains                                   (231,464)       (197,285)       (159,247)        (81,611)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from operations                                               1,504,172      (9,839,223)      1,735,451      (6,093,686)
----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                             (3,279,927)     (6,499,628)     (2,260,092)     (4,449,564)
From accumulated net realized gains                                      (813,496)       (631,896)       (901,605)       (261,128)
----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Common shareholders                                (4,093,423)     (7,131,524)     (3,161,697)     (4,710,692)
----------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from shares issued to shareholders due to
     reinvestment of distributions                                             --              --              --              --
   Repurchased                                                                 --              --         (76,617)             --
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from capital share transactions                                      --              --         (76,617)             --
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                                         (2,589,251)    (16,970,747)     (1,502,863)    (10,804,378)
Net assets applicable to Common
   shares at the beginning of period                                  121,533,267     138,504,014      85,339,573      96,143,951
----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period                                     $  118,944,016  $  121,533,267  $   83,836,710  $   85,339,573
==================================================================================================================================
Undistributed (Over-distribution of) net investment
   income at the end of period                                     $      452,093  $     (163,537) $      426,010  $      (67,993)
==================================================================================================================================

                                 See accompanying notes to financial statements.

| Statement of CASH FLOWS Six Months Ended March 31, 2009 (Unaudited)

                                                                                      NEW YORK          NEW YORK          NEW YORK
                                                                                   PERFORMANCE          DIVIDEND          DIVIDEND
                                                                                          PLUS         ADVANTAGE       ADVANTAGE 2
                                                                                          (NNP)             (NAN)             (NXK)
-----------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON
   SHARES FROM OPERATIONS                                                      $     8,132,540   $     1,504,172   $     1,735,451
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in)
   operating activities:
   Purchases of investments                                                         (3,218,998)       (1,819,486)       (1,346,534)
   Proceeds from sales and maturities of investments                                10,656,339         7,318,263         4,347,168
   Proceeds from (Purchases of) short-term investments, net                          1,500,000        (2,642,920)               --
   Amortization (Accretion) of premiums and discounts, net                             (81,996)            3,931            29,377
   (Increase) Decrease in receivable for interest                                      (62,785)          (19,111)          (31,787)
   (Increase) Decrease in receivable for investments sold                            1,040,808                --                --
   (Increase) Decrease in other assets                                                 342,608           122,675            96,634
   Increase (Decrease) in payable for investments purchased                           (987,141)               --                --
   Increase (Decrease) in payable for preferred share dividends                       (117,853)          (33,032)          (70,429)
   Increase (Decrease) in accrued management fees                                         (219)           (1,453)             (506)
   Increase (Decrease) in accrued other liabilities                                    (12,777)           (2,328)           (7,725)
   Net realized (gain) loss from investments                                           406,890           174,369           118,939
   Change in net unrealized (appreciation) depreciation of investments              (2,316,608)        1,985,552           740,458
-----------------------------------------------------------------------------------------------------------------------------------
Net cash provided by (used in) operating activities                                 15,280,808         6,590,632         5,611,046
-----------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Increase (Decrease) in cash overdraft balance                                          322,958                --                --
Increase (Decrease) in floating rate obligations                                    (9,340,000)       (3,795,000)       (3,045,000)
Cash distributions paid to Common shareholders                                      (7,216,330)       (4,091,792)       (3,159,582)
Cost of Common shares repurchased                                                     (309,124)               --           (76,617)
-----------------------------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) financing activities                             (16,542,496)       (7,886,792)       (6,281,199)
-----------------------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN CASH                                                     (1,261,688)       (1,296,160)         (670,153)
Cash at the beginning of period                                                      1,261,688         1,296,160           766,768
-----------------------------------------------------------------------------------------------------------------------------------

CASH AT THE END OF PERIOD                                                      $            --   $            --   $        96,615
===================================================================================================================================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest on floating rate obligations was as follows:

                                                                                      NEW YORK          NEW YORK          NEW YORK
                                                                                   PERFORMANCE          DIVIDEND          DIVIDEND
                                                                                          PLUS         ADVANTAGE       ADVANTAGE 2
                                                                                          (NNP)             (NAN)             (NXK)
-----------------------------------------------------------------------------------------------------------------------------------
Cash paid for interest                                                         $       247,056         $ 128,496   $        87,183
===================================================================================================================================

                                 See accompanying notes to financial statements.

| Notes to FINANCIAL STATEMENTS (Unaudited)

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen New York Municipal Value Fund, Inc. (NNY), Nuveen New York Performance Plus Municipal Fund, Inc. (NNP), Nuveen New York Dividend Advantage Municipal Fund (NAN) and Nuveen New York Dividend Advantage Municipal Fund 2 (NXK) (collectively, the "Funds"). Common shares of New York Value (NNY), New York Performance Plus (NNP) and New York Dividend Advantage (NAN) are traded on the New York Stock Exchange while Common shares of New York Dividend Advantage 2 (NXK) are traded on the NYSE Alternet US (formerly American Stock Exchange). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and New York state income taxes by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of New York or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with US generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Directors/Trustees. Futures contracts are valued using the closing settlement price, or, in the absence of such a price, at the mean of the bid and asked prices. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular investment or derivative instrument, the Board of Directors/Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At March 31, 2009, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and New York state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles.

Preferred Shares

New York Value (NNY) is not authorized to issue Preferred shares. The Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in one or more Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. As of March 31, 2009, the number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                                         NEW YORK         NEW YORK       NEW YORK
                                                      PERFORMANCE         DIVIDEND       DIVIDEND
                                                             PLUS        ADVANTAGE    ADVANTAGE 2
                                                             (NNP)            (NAN)          (NXK)
--------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                                 1,129               --             --
   Series T                                                   564               --             --
   Series W                                                 1,410               --          1,364
   Series F                                                   403            2,056             --
--------------------------------------------------------------------------------------------------
Total                                                       3,506            2,056          1,364
===================================================================================================

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the Preferred shares issued by the Funds than there were offers to buy. This meant that these auctions "failed to clear," and that many Preferred shareholders who wanted to sell their shares in these auctions were unable to do so. Preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions as calculated in accordance with the pre-established terms of the Preferred shares.

These developments have generally not affected the portfolio management or investment policies of the Funds. However, one implication of these auction failures for Common shareholders is that the Funds' cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' future Common share earnings may be lower than they otherwise would have been. As of March 31, 2009, the aggregate amount of outstanding Preferred shares redeemed by each Fund is as follows:

                                                         NEW YORK       NEW YORK         NEW YORK
                                                      PERFORMANCE       DIVIDEND         DIVIDEND
                                                             PLUS      ADVANTAGE      ADVANTAGE 2
                                                             (NNP)          (NAN)            (NXK)
--------------------------------------------------------------------------------------------------
Preferred shares redeemed, at liquidation value   $    36,650,000  $   17,600,000   $  12,900,000
==================================================================================================

| Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as "(IF) - Inverse floating rate investment." An investment in a self-deposited inverse floater is accounted for as a financing transaction in accordance Statement of Financial Accounting Standards No. 140 (SFAS No. 140) "Accounting for Transfers and Servicing of Financial Assets Extinguishment of Liabilities." In such instances, a fixed-rate bond deposited into a special purpose trust is identified in Portfolio of Investments as "(UB) - Underlying bond of an inverse floating rate trust," with the Fund accounting for the short-floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates is recognized as "Interest expense on floating rate obligations" on the Statement of Operations.

During the six months ended March 31, 2009, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery swap") (such agreements referred to herein as "Recourse Trusts") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund's inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities. At March 31, 2009, the Funds were not invested in any externally-deposited Recourse Trusts.

                                                                          NEW YORK       NEW YORK       NEW YORK
                                                         NEW YORK      PERFORMANCE       DIVIDEND       DIVIDEND
                                                            VALUE             PLUS      ADVANTAGE    ADVANTAGE 2
                                                             (NNY)            (NNP)          (NAN)          (NXK)
-----------------------------------------------------------------------------------------------------------------
Maximum exposure to Recourse Trusts                          $ --             $ --           $ --           $ --
=================================================================================================================

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the six months ended March 31, 2009, were as follows:

                                                                          NEW YORK        NEW YOR       NEW YORK
                                                         NEW YORK       PERFORMANC        DIVIDEN       DIVIDEND
                                                            VALUE             PLUS       ADVANTAG    ADVANTAGE 2
                                                             (NNY)            (NNP)          (NAN)          (NXK)
-----------------------------------------------------------------------------------------------------------------
Average floating rate obligations                 $      1,434,34  $     24,333,51  $   12,764,67  $   8,579,038
Average annual interest rate and fees                         1.9              2.0            2.0           2.04%
=================================================================================================================

Forward Swap Transactions

Each Fund is authorized to invest in forward interest rate swap transactions. Each Fund's use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. None of the Funds invested in forward interest rate swap transactions during the six months ended March 31, 2009.

Futures Contracts

Each Fund is authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized on the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin, when applicable. New York Value (NNY) was the only Fund to invest in futures contracts during the six months ended March 31, 2009.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Market and Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (credit risk). Similar to credit risk, each Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to credit risk, consist principally of cash due from counterparties on forward, option and swap transactions. The extent of each Fund's exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

| Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

Each Fund helps manage credit risk by entering into agreements only with counterparties Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments Inc. ("Nuveen") believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FAIR VALUE MEASUREMENTS

During the current fiscal period, the Funds adopted the provisions of Statement of Financial Accounting Standards No. 157 (SFAS No. 157) "Fair Value Measurements." SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosure about fair value measurements. In determining the value of each Fund's investments various inputs are used. These inputs are summarized in the three broad levels listed below:

      Level 1 - Quoted prices in active markets for identical securities.

      Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

      Level 3 - Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund's fair value measurements as of March 31, 2009:

NEW YORK VALUE (NNY)                                      LEVEL 1          LEVEL 2        LEVEL 3          TOTAL
-----------------------------------------------------------------------------------------------------------------
Investments                                       $     1,479,902  $   138,076,776  $          --  $ 139,556,678
=================================================================================================================

NEW YORK PERFORMANCE PLUS (NNP)                           LEVEL 1          LEVEL 2        LEVEL 3          TOTAL
-----------------------------------------------------------------------------------------------------------------
Investments                                       $            --  $   314,878,938  $          --  $ 314,878,938
=================================================================================================================

NEW YORK DIVIDEND ADVANTAGE (NAN)                         LEVEL 1          LEVEL 2        LEVEL 3          TOTAL
-----------------------------------------------------------------------------------------------------------------
Investments                                       $     2,642,920  $   177,855,214  $          --  $ 180,498,134
=================================================================================================================

NEW YORK DIVIDEND ADVANTAGE 2 (NXK)                       LEVEL 1          LEVEL 2        LEVEL 3          TOTAL
-----------------------------------------------------------------------------------------------------------------
Investments                                       $            --  $   124,559,054  $          --  $ 124,559,054
=================================================================================================================

3. FUND SHARES

Common Shares On July 30, 2008, the Funds' Board of Directors/Trustees approved an open market share repurchase program under which each Fund may repurchase an aggregate of up to approximately 10% of its outstanding Common shares.

Transactions in Common shares were as follows:

                                                                                             NEW YORK
                                                        NEW YORK VALUE (NNY)           PERFORMANCE PLUS (NNP)
                                                  --------------------------------  ----------------------------
                                                       SIX MONTHS             YEAR     SIX MONTHS           YEAR
                                                            ENDED            ENDED          ENDED          ENDED
                                                          3/31/09          9/30/08        3/31/09        9/30/08
-----------------------------------------------------------------------------------------------------------------
Common shares:
   Issued to shareholders due
   to reinvestment of distributions                        23,357               --            --              --
   Repurchased                                                 --               --        (27,800)            --
-----------------------------------------------------------------------------------------------------------------
Weighted average Common share:
   Price per share repurchased                                 --               --  $       11.10             --
   Discount per share repurchased                              --               --          19.25%            --
=================================================================================================================

                                                              NEW YORK                          NEW YORK
                                                      DIVIDEND ADVANTAGE (NAN)       DIVIDEND ADVANTAGE 2 (NXK)
                                                  --------------------------------  ----------------------------
                                                       SIX MONTHS             YEAR     SIX MONTHS           YEAR
                                                            ENDED            ENDED          ENDED          ENDED
                                                          3/31/09          9/30/08        3/31/09        9/30/08
-----------------------------------------------------------------------------------------------------------------
Common shares:
   Issued to shareholders due
   to reinvestment of distributions                            --               --             --             --
   Repurchased                                                 --               --         (7,200)            --
-----------------------------------------------------------------------------------------------------------------
Weighted average Common share:
   Price per share repurchased                                 --               --  $       10.62             --
   Discount per share repurchased                              --               --          18.33%            --
==================================================================================================================

Preferred Shares

New York Value (NNY) is not authorized to issue Preferred shares. Transactions in Preferred shares were as follows:

                                    NEW YORK PERFORMANCE PLUS (NNP)                 NEW YORK DIVIDEND ADVANTAGE (NAN)
                             ----------------------------------------------  ----------------------------------------------
                                  SIX MONTHS                                     SIX MONTHS
                                       ENDED              YEAR ENDED                  ENDED             YEAR ENDED
                                     3/31/09                 9/30/08                3/31/09                9/30/08
---------------------------------------------------------------------------------------------------------------------------
                                SHARES     AMOUNT    SHARES          AMOUNT   SHARES    AMOUNT     SHARES           AMOUNT
---------------------------------------------------------------------------------------------------------------------------
Preferred shares redeemed:
   Series M                         --  $      --       471  $   11,775,000       --  $     --         --  $            --
   Series T                         --         --       236       5,900,000       --        --         --               --
   Series W                         --         --       590      14,750,000       --        --         --               --
   Series F                         --         --       169       4,225,000       --        --        704       17,600,000
---------------------------------------------------------------------------------------------------------------------------
Total                               --  $      --     1,466  $   36,650,000       --  $     --        704  $    17,600,000
===========================================================================================================================

| Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

                                             NEW YORK DIVIDEND ADVANTAGE 2 (NXK)
                             ------------------------------------------------------------------
                                           SIX MONTHS
                                                ENDED                     YEAR ENDED
                                              3/31/09                        9/30/08
-----------------------------------------------------------------------------------------------
                                     SHARES           AMOUNT           SHARES           AMOUNT
-----------------------------------------------------------------------------------------------
Preferred shares redeemed:
   Series W                              --   $           --              516   $   12,900,000
===============================================================================================

4. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the six months ended March 31, 2009, were as follows:

                                                    NEW YORK         NEW YORK         NEW YORK
                                   NEW YORK      PERFORMANCE         DIVIDEND         DIVIDEND
                                      VALUE             PLUS        ADVANTAGE      ADVANTAGE 2
                                       (NNY)            (NNP)            (NAN)            (NXK)
-----------------------------------------------------------------------------------------------
Purchases                    $           --   $    3,218,998   $    1,819,486   $    1,346,534
Sales and maturities                415,000       10,656,339        7,318,263        4,347,168
===============================================================================================

5. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At March 31, 2009, the cost of investments was as follows:

                                                                                   NEW YORK         NEW YORK         NEW YORK
                                                                  NEW YORK      PERFORMANCE         DIVIDEND         DIVIDEND
                                                                     VALUE             PLUS        ADVANTAGE      ADVANTAGE 2
                                                                      (NNY)            (NNP)            (NAN)            (NXK)
------------------------------------------------------------------------------------------------------------------------------
Cost of investments                                        $   143,577,394   $  303,665,450   $  180,991,495   $  125,025,868
=============================================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at March 31, 2009, were as follows:

                                                                                   NEW YORK         NEW YORK         NEW YORK
                                                                  NEW YORK      PERFORMANCE         DIVIDEND         DIVIDEND
                                                                     VALUE             PLUS        ADVANTAGE      ADVANTAGE 2
                                                                      (NNY)            (NNP)            (NAN)            (NXK)
------------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                             $    2,693,429   $    7,426,912   $    2,000,813   $    1,503,500
   Depreciation                                                 (8,129,185)     (20,030,059)     (15,030,654)     (10,347,396)
------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments   $   (5,435,756)  $  (12,603,147)  $  (13,029,841)  $   (8,843,896)
==============================================================================================================================

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at September 30, 2008, the Funds' last tax year end, were as follows:

                                                                     NEW YORK       NEW YORK         NEW YORK
                                                      NEW YORK    PERFORMANCE       DIVIDEND         DIVIDEND
                                                         VALUE           PLUS      ADVANTAGE      ADVANTAGE 2
                                                          (NNY)          (NNP)          (NAN)            (NXK)
--------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *           $      797,986   $    460,790  $     315,952  $       313,543
Undistributed net ordinary income **                   544,327      1,144,666        651,694          488,761
Undistributed net long-term capital gains              949,431      1,541,514        437,714          709,841
==============================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on September 2, 2008, paid on October 1, 2008.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' last tax year ended September 30, 2008, was designated for purposes of the dividends paid deduction as follows:

                                                                     NEW YORK       NEW YORK         NEW YORK
                                                      NEW YORK    PERFORMANCE       DIVIDEND         DIVIDEND
                                                         VALUE           PLUS      ADVANTAGE      ADVANTAGE 2
                                                          (NNY)          (NNP)          (NAN)            (NXK)
--------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income        $    6,441,276   $ 14,832,086  $   8,711,129  $     5,933,482
Distributions from net ordinary income**                    --         18,150             --               --
Distributions from net long-term capital gains         163,300        601,620        829,181          342,739
==============================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

As of September 30, 2008, the Funds' last tax year end, the Funds had no capital loss carryforwards or deferred post-October losses.

6. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components -- a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund, and for New York Value (NNY) a gross interest income component. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

New York Value (NNY) pays an annual fund-level fee, payable monthly, of .15% of the average daily net assets of the Fund, as well as 4.125% of the gross interest income (excluding interest on bonds underlying a "self-deposited inverse floater" trust that is attributed to the Fund over and above the net interest earned on the inverse floater itself) of the Fund.

The annual fund-level fee, payable monthly, for each Fund (excluding New York Value (NNY)) is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

                                                                                     NEW YORK PERFORMANCE PLUS (NNP)
AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS ATTRIBUTABLE TO PREFERRED SHARES)                FUND-LEVEL FEE RATE
---------------------------------------------------------------------------------------------------------------------
For the first $125 million                                                                                     .4500%
For the next $125 million                                                                                      .4375
For the next $250 million                                                                                      .4250
For the next $500 million                                                                                      .4125
For the next $1 billion                                                                                        .4000
For the next $3 billion                                                                                        .3875
For net assets over $5 billion                                                                                 .3750
=====================================================================================================================

| Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

                                                                                    NEW YORK DIVIDEND ADVANTAGE (NAN)
                                                                                  NEW YORK DIVIDEND ADVANTAGE 2 (NXK)
AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS ATTRIBUTABLE TO PREFERRED SHARES)                 FUND-LEVEL FEE RATE
---------------------------------------------------------------------------------------------------------------------
For the first $125 million                                                                                     .4500%
For the next $125 million                                                                                      .4375
For the next $250 million                                                                                      .4250
For the next $500 million                                                                                      .4125
For the next $1 billion                                                                                        .4000
For net assets over $2 billion                                                                                 .3750
=====================================================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the following table. As of March 31, 2009, the complex-level fee rate was .2000%.

The complex-level fee schedule is as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)                                          EFFECTIVE RATE AT BREAKPOINT LEVEL
---------------------------------------------------------------------------------------------------------------------
$55 billion                                                                                                    .2000%
$56 billion                                                                                                    .1996
$57 billion                                                                                                    .1989
$60 billion                                                                                                    .1961
$63 billion                                                                                                    .1931
$66 billion                                                                                                    .1900
$71 billion                                                                                                    .1851
$76 billion                                                                                                    .1806
$80 billion                                                                                                    .1773
$91 billion                                                                                                    .1691
$125 billion                                                                                                   .1599
$200 billion                                                                                                   .1505
$250 billion                                                                                                   .1469
$300 billion                                                                                                   .1445
=====================================================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but which generally includes assets attributable to preferred stock issued by or borrowings (including the issuance of commercial paper or notes) by such fund, but excludes assets attributable to investments in other Nuveen funds.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first ten years of New York Dividend Advantage's (NAN) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                            YEAR ENDING
JULY 31,                                               JULY 31,
--------------------------------------------------------------------------------
1999*                                .30%              2005                 .25%
2000                                 .30               2006                 .20
2001                                 .30               2007                 .15
2002                                 .30               2008                 .10
2003                                 .30               2009                 .05
2004                                 .30
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse New York Dividend Advantage (NAN) for any portion of its fees and expenses beyond July 31, 2009.

For the first ten years of New York Dividend Advantage 2's (NXK) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                            YEAR ENDING
MARCH 31,                                              MARCH 31,
--------------------------------------------------------------------------------
2001*                                .30%              2007                 .25%
2002                                 .30               2008                 .20
2003                                 .30               2009                 .15
2004                                 .30               2010                 .10
2005                                 .30               2011                 .05
2006                                 .30
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse New York Dividend Advantage 2 (NXK) for any portion of its fees and expenses beyond March 31, 2011.

7. NEW ACCOUNTING PRONOUNCEMENTS

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161 (SFAS No. 161)

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of March 31, 2009, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

Financial Accounting Standards Board Staff Position No. 157-4 (FSP No. 157-4)

On April 9, 2009, the Financial Accounting Standards Board issued FSP No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly." FSP No. 157-4 provides additional guidance for estimating fair value in accordance with SFAS No. 157, "Fair Value Measurements," when the volume and level of activity for the asset or liability have significantly decreased. FSP No. 157-4 also requires additional disaggregation of the current SFAS No. 157 required disclosures. FSP No. 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. At this time, management is evaluating the implications of FSP No. 157-4 and the impact it will have on the financial statement disclosures.

| Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

8. SUBSEQUENT EVENTS

Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on May 1, 2009, to shareholders of record on April 15, 2009, as follows:

                                          NEW YORK     NEW YORK        NEW YORK
                             NEW YORK  PERFORMANCE     DIVIDEND        DIVIDEND
                                VALUE         PLUS    ADVANTAGE     ADVANTAGE 2
                                (NNY)         (NNP)        (NAN)           (NXK)
--------------------------------------------------------------------------------
Dividend per share        $     .0355  $     .0595  $     .0590  $        .0580
================================================================================

Auction Participation Fees

Effective May 1, 2009, auction participation fees for Nuveen Preferred shares with respect to auctions that have failed have been reduced from 25 bps (annualized) to 15 bps (annualized). All auction participants have signed new agreements incorporating this change.

| Financial HIGHLIGHTS(Unaudited)

| Financial HIGHLIGHTS(Unaudited)

Selected data for a Common share outstanding throughout each period:

                                                                 Investment Operations
                                  -----------------------------------------------------------------------------------
                                                                            Distributions   Distributions
                                                                                 from Net            from
                                  Beginning                                    Investment         Capital
                                     Common                        Net          Income to        Gains to
                                      Share          Net     Realized/          Preferred       Preferred
                                  Net Asset   Investment    Unrealized             Share-          Share-
                                      Value       Income   Gain (Loss)            holders+        holders+      Total
----------------------------------------------------------------------------------------------------------------------
NEW YORK VALUE (NNY)
----------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009(b)                           $    9.28   $      .22   $       .03                N/A             N/A   $     .25
2008                                   9.94          .43          (.65)               N/A             N/A        (.22)
2007                                  10.09          .43          (.15)               N/A             N/A         .28
2006                                  10.07          .44           .01                N/A             N/A         .45
2005                                  10.01          .45           .04                N/A             N/A         .49
2004                                   9.95          .45           .04                N/A             N/A         .49

NEW YORK PERFORMANCE PLUS (NNP)
----------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009(b)                               13.74          .49           .13      $        (.05)  $        (.03)        .54
2008                                  15.48          .98         (1.69)              (.27)           (.01)       (.99)
2007                                  16.01          .99          (.41)              (.27)           (.01)        .30
2006                                  16.44         1.01            --****           (.20)           (.05)        .76
2005                                  16.50         1.05           .10               (.14)             --        1.01
2004                                  16.57         1.08           .18               (.06)           (.01)       1.19
======================================================================================================================

                                           Less Distributions
                                  ---------------------------------
                                         Net
                                  Investment    Capital                  Ending
                                   Income to   Gains to                  Common
                                      Common     Common                   Share      Ending
                                      Share-     Share-               Net Asset      Market
                                     holders    holders       Total       Value       Value
---------------------------------------------------------------------------------------------
NEW YORK VALUE (NNY)
---------------------------------------------------------------------------------------------
Year Ended 9/30:
2009(b)                           $     (.21)  $   (.10)  $    (.31)  $    9.22   $     8.95
2008                                    (.43)      (.01)       (.44)       9.28         9.01
2007                                    (.43)        --        (.43)       9.94         9.50
2006                                    (.43)        --        (.43)      10.09         9.51
2005                                    (.43)        --        (.43)      10.07         9.26
2004                                    (.43)        --        (.43)      10.01         9.15

NEW YORK PERFORMANCE PLUS (NNP)
---------------------------------------------------------------------------------------------
Year Ended 9/30:
2009(b)                                 (.35)      (.13)       (.48)      13.80        11.66
2008                                    (.72)      (.03)       (.75)      13.74        11.16
2007                                    (.77)      (.06)       (.83)      15.48        14.30
2006                                    (.89)      (.30)      (1.19)      16.01        15.88
2005                                    (.99)      (.08)      (1.07)      16.44        16.01
2004                                   (1.01)      (.25)      (1.26)      16.50        15.66
=============================================================================================

                                         Preferred Shares at End of Period
                                  ----------------------------------------------
                                     Aggregate      Liquidation
                                        Amount       and Market            Asset
                                   Outstanding            Value         Coverage
                                         (000)        Per Share        Per Share
--------------------------------------------------------------------------------

NEW YORK VALUE (NNY)
--------------------------------------------------------------------------------
Year Ended 9/30:
2009(b)                                    N/A              N/A              N/A
2008                                       N/A              N/A              N/A
2007                                       N/A              N/A              N/A
2006                                       N/A              N/A              N/A
2005                                       N/A              N/A              N/A
2004                                       N/A              N/A              N/A

NEW YORK PERFORMANCE PLUS (NNP)
--------------------------------------------------------------------------------
Year Ended 9/30:
2009(b)                           $     87,650   $       25,000   $       84,202
2008                                    87,650           25,000           84,035
2007                                   124,300           25,000           71,914
2006                                   124,300           25,000           73,395
2005                                   124,300           25,000           74,528
2004                                   124,300           25,000           74,706
================================================================================

                                                                          Ratios/Supplemental Data
                                                          -------------------------------------------------------
                                                                               Ratios to Average Net Assets
                                                                                Applicable to Common Shares
                                      Total Returns                         Before Credit/Reimbursement/Refund
                                  --------------------                   ----------------------------------------
                                                 Based          Ending
                                                    on             Net
                                    Based       Common          Assets
                                       on    Share Net      Applicable    Expenses       Expenses             Net
                                   Market        Asset       to Common   Including      Excluding      Investment
                                  Value**      Value**    Shares (000)    Interest++(a)  Interest++(a)     Income++
-------------------------------------------------------------------------------------------------------------------
NEW YORK VALUE (NNY)
-------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009(b)                              2.84%        2.82%   $    139,692         .71%*          .69%*          4.78%*
2008                                 (.62)       (2.38)        140,285         .71            .68            4.39
2007                                 4.40         2.79         150,321         .69            .65            4.32
2006                                 7.50         4.56         152,573         .66            .66            4.35
2005                                 5.88         4.95         152,236         .66            .66            4.44
2004                                 5.29         5.04         151,314         .72            .72            4.52

NEW YORK PERFORMANCE PLUS (NNP)
-------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009(b)                              9.19         4.12         207,563        1.42*          1.17*           7.27*
2008                               (17.61)       (6.71)        206,976        1.42           1.27            6.48
2007                                (5.02)        1.90         233,258        1.29           1.22            6.33
2006                                 6.69         4.91         240,618        1.22           1.22            6.33
2005                                 9.37         6.29         246,255        1.20           1.20            6.36
2004                                 8.19         7.55         247,139        1.21           1.21            6.58
===================================================================================================================

                                                   Ratios/Supplemental Data
                                  -----------------------------------------------------------
                                           Ratios to Average Net Assets
                                            Applicable to Common Shares
                                       After Credit/Reimbursement/Refund***
                                  ---------------------------------------------
                                     Expenses        Expenses               Net     Portfolio
                                    Including       Excluding        Investment      Turnover
                                     Interest++(a)   Interest++(a)       Income++        Rate
----------------------------------------------------------------------------------------------
NEW YORK VALUE (NNY)
----------------------------------------------------------------------------------------------
Year Ended 9/30:
2009(b)                                   .70%*           .68%*            4.80%*          --%
2008                                      .70             .67              4.40            16
2007                                      .68             .63              4.34            15
2006                                      .64             .64              4.37            13
2005                                      .66             .66              4.45            18
2004                                      .72             .72              4.52             9

NEW YORK PERFORMANCE PLUS (NNP)
----------------------------------------------------------------------------------------------
Year Ended 9/30:
2009(b)                                  1.40*           1.16*             7.29*            1
2008                                     1.41            1.26              6.49            16
2007                                     1.28            1.21              6.34            14
2006                                     1.20            1.20              6.35            13
2005                                     1.20            1.20              6.37            16
2004                                     1.21            1.21              6.59             5
==============================================================================================

*     Annualized.

** Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

*** After custodian fee credit, expense reimbursement and legal fee refund, where applicable.

****  Rounds to less than $.01 per share.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b)   For the six months ended March 31, 2009.

N/A   Fund is not authorized to issue Preferred shares.

                                 See accompanying notes to financial statements.

| Financial HIGHLIGHTS (continued) (Unaudited)

Selected data for a Common share outstanding throughout each period:

                                                                          Investment Operations
                                                  ----------------------------------------------------------------------
                                                                               Distributions   Distributions
                                                                                    from Net            from
                                      Beginning                                   Investment         Capital
                                         Common                        Net         Income to        Gains to
                                          Share          Net     Realized/         Preferred       Preferred
                                      Net Asset   Investment    Unrealized            Share-          Share-
                                          Value       Income   Gain (Loss)           holders+        holders+      Total
-------------------------------------------------------------------------------------------------------------------------
NEW YORK DIVIDEND ADVANTAGE (NAN)
-------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009(b)                               $   13.12   $      .47   $      (.24)    $        (.05)  $        (.02)  $     .16
2008                                      14.95          .96         (1.76)             (.24)           (.02)      (1.06)
2007                                      15.49          .97          (.39)             (.24)           (.02)        .32
2006                                      15.83          .98            --****          (.21)           (.03)        .74
2005                                      15.83         1.03           .09              (.13)             --         .99
2004                                      15.66         1.06           .16              (.06)             --        1.16

NEW YORK DIVIDEND ADVANTAGE 2 (NXK)
-------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009(b)                                   13.14          .46          (.13)             (.04)           (.02)        .27
2008                                      14.80          .95         (1.64)             (.23)           (.01)       (.93)
2007                                      15.29          .95          (.34)             (.24)           (.02)        .35
2006                                      15.57          .97           .05              (.20)           (.03)        .79
2005                                      15.60         1.01           .10              (.13)             --         .98
2004                                      15.44         1.02           .20              (.06)             --        1.16
=========================================================================================================================

                                              Less Distributions
                                      ----------------------------------
                                             Net
                                      Investment     Capital                  Ending
                                       Income to    Gains to                  Common
                                          Common      Common                   Share     Ending
                                          Share-      Share-               Net Asset     Market
                                         holders     holders       Total       Value      Value
------------------------------------------------------------------------------------------------
NEW YORK DIVIDEND ADVANTAGE (NAN)
------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009(b)                               $     (.35)  $    (.09)  $    (.44)  $   12.84   $  11.10
2008                                        (.70)       (.07)       (.77)      13.12      11.36
2007                                        (.77)       (.09)       (.86)      14.95      14.33
2006                                        (.89)       (.19)      (1.08)      15.49      15.60
2005                                        (.99)         --        (.99)      15.83      16.11
2004                                        (.99)         --        (.99)      15.83      15.01

NEW YORK DIVIDEND ADVANTAGE 2 (NXK)
------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009(b)                                     (.35)       (.14)       (.49)      12.92      11.20
2008                                        (.69)       (.04)       (.73)      13.14      11.15
2007                                        (.76)       (.08)       (.84)      14.80      14.16
2006                                        (.87)       (.20)      (1.07)      15.29      15.47
2005                                        (.95)       (.06)      (1.01)      15.57      15.34
2004                                        (.95)       (.05)      (1.00)      15.60      14.82
================================================================================================

                                           Preferred Shares at End of Period
                                      ------------------------------------------
                                        Aggregate    Liquidation
                                           Amount     and Market           Asset
                                      Outstanding          Value        Coverage
                                            (000)      Per Share       Per Share
--------------------------------------------------------------------------------
NEW YORK DIVIDEND ADVANTAGE (NAN)
--------------------------------------------------------------------------------
Year Ended 9/30:
2009(b)                               $    51,400   $     25,000   $      82,852
2008                                       51,400         25,000          84,112
2007                                       69,000         25,000          75,183
2006                                       69,000         25,000          76,865
2005                                       69,000         25,000          77,790
2004                                       69,000         25,000          77,751

NEW YORK DIVIDEND ADVANTAGE 2 (NXK)
--------------------------------------------------------------------------------
Year Ended 9/30:
2009(b)                                    34,100         25,000          86,464
2008                                       34,100         25,000          87,566
2007                                       47,000         25,000          76,140
2006                                       47,000         25,000          77,695
2005                                       47,000         25,000          78,514
2004                                       47,000         25,000          78,567
================================================================================

                                                                                Ratios/Supplemental Data
                                                             --------------------------------------------------------------
                                                                                      Ratios to Average Net Assets
                                                                                      Applicable to Common Shares
                                          Total Returns                           Before Credit/Reimbursement/Refund
                                      --------------------                  -----------------------------------------------
                                                     Based         Ending
                                                        on            Net
                                         Based      Common         Assets
                                            on   Share Net     Applicable        Expenses          Expenses             Net
                                        Market       Asset      to Common       Including         Excluding      Investment
                                       Value**     Value**   Shares (000)        Interest++(a)     Interest++(a)     Income++
-----------------------------------------------------------------------------------------------------------------------------
NEW YORK DIVIDEND ADVANTAGE (NAN)
-----------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009(b)                                   1.90%       1.41%  $    118,944            1.40%*            1.18%*          7.43%*
2008                                    (16.02)      (7.45)       121,533            1.36              1.23            6.45
2007                                     (2.86)       2.07        138,504            1.29              1.19            6.15
2006                                      3.49        4.91        143,147            1.18              1.18            6.11
2005                                     14.24        6.38        145,701            1.16              1.16            6.13
2004                                      6.13        7.68        145,592            1.17              1.17            6.38

NEW YORK DIVIDEND ADVANTAGE 2 (NXK)
-----------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009(b)                                   5.29        2.24         83,837            1.39*             1.17*           7.19*
2008                                    (16.79)      (6.63)        85,340            1.37              1.23            6.25
2007                                     (3.20)       2.35         96,144            1.32              1.22            5.98
2006                                      7.96        5.37         99,067            1.19              1.19            5.96
2005                                     10.61        6.45        100,606            1.18              1.18            6.01
2004                                      9.02        7.80        100,706            1.17              1.17            6.19
============================================================================================================================

                                                         Ratios/Supplemental Data
                                      --------------------------------------------------------------
                                               Ratios to Average Net Assets
                                               Applicable to Common Shares
                                           After Credit/Reimbursement/Refund***
                                      -----------------------------------------------
                                           Expenses          Expenses             Net      Portfolio
                                          Including         Excluding      Investment       Turnover
                                           Interest++(a)     Interest++(a)     Income++         Rate
-----------------------------------------------------------------------------------------------------
NEW YORK DIVIDEND ADVANTAGE (NAN)
-----------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009(b)                                        1.32%*            1.09%*          7.52%*            1%
2008                                           1.21              1.08            6.60             17
2007                                           1.06               .96            6.37             18
2006                                            .88               .88            6.41             15
2005                                            .80               .80            6.50             20
2004                                            .74               .74            6.81              8

NEW YORK DIVIDEND ADVANTAGE 2 (NXK)
-----------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009(b)                                        1.16*              .94*           7.42*             1
2008                                           1.10               .96            6.52             17
2007                                            .98               .88            6.32             17
2006                                            .76               .76            6.38             14
2005                                            .73               .73            6.46             19
2004                                            .72               .72            6.64              7
=====================================================================================================

*     Annualized.

** Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

*** After custodian fee credit, expense reimbursement and legal fee refund where applicable.

****  Rounds to less than $.01 per share.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b)   For the six months ended March 31, 2009.

                                 See accompanying notes to financial statements.

Reinvest Automatically EASILY and CONVENIENTLY

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Glossary of TERMS USED in this REPORT

o AUCTION RATE BOND: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed", with current holders receiving a formula-based interest rate until the next scheduled auction.

o AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in common share NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

o AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

o INVERSE FLOATERS: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

o LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

o MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

o NET ASSET VALUE (NAV): A Fund's NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

o TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

o ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

| Other Useful INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange
(NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

COMMON AND PREFERRED SHARE INFORMATION

Each Fund intends to repurchase and/or redeem shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased and/or redeemed shares of their common and/or preferred stock as shown in the accompanying table:

                                          COMMON SHARES         PREFERRED SHARED
FUND                                        REPURCHASED                 REDEEMED

NNP                                              27,800                       --
NXK                                               7,200                       --

Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

BOARD OF DIRECTORS/TRUSTEES
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

Nuveen Investments:
-------------------

SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility. Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed $115 billion of assets on March 31, 2009.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or NUVEEN INVESTMENTS, 333 W. WACKER DR., CHICAGO, IL 60606. PLEASE read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at:                     www.nuveen.com/cef

                                                      Share prices
                                                      Fund details
                                                      Daily financial news
                                                      Investor education
                                                      Interactive planning tools

ESA-A-0309D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period*                    (a)                   (b)          (c)                         (d)*
                           TOTAL NUMBER OF       AVERAGE      TOTAL NUMBER OF SHARES      MAXIMUM NUMBER (OR
                           SHARES (OR            PRICE        (OR UNITS) PURCHASED AS     APPROXIMATE DOLLAR VALUE) OF
                           UNITS)                PAID PER     PART OF PUBLICLY            SHARES (OR UNITS) THAT MAY YET
                           PURCHASED             SHARE (OR    ANNOUNCED PLANS OR          BE PURCHASED UNDER THE PLANS OR
                                                 UNIT)        PROGRAMS                    PROGRAMS
OCTOBER 1-31, 2008              0                                  0                      1,505,000

NOVEMBER 1-30, 2008             0                                  0                      1,505,000

DECEMBER 1-31, 2008             0                                  0                      1,505,000

JANUARY 1-31, 2009              0                                  0                      1,505,000

FEBRUARY 1-28, 2009         4,700                $11.51        4,700                      1,500,300

MARCH 1-31, 2009           23,100                $11.02       23,100                      1,477,200

TOTAL                      27,800

* The registrant's repurchase program, which authorized the repurchase of 1,505,000 shares, was announced on August 7, 2008. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen New York Performance Plus Municipal Fund, Inc.
            -----------------------------------------------------------

By (Signature and Title)  /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          (Vice President and Secretary)

Date: June 19, 2009
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: June 19, 2009
    -------------------------------------------------------------------

By (Signature and Title)  /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: June 19, 2009
    -------------------------------------------------------------------